Filed with the Securities and Exchange Commission on February 1, 2008

File No. 2-95074

File No. 811-04193

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 31	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF l940	☒

Amendment No. 33	☒

(Check appropriate box or boxes)

RSI RETIREMENT TRUST

(Exact Name of Registrant as Specified in Charter)

150 East 42nd Street, New York, New York 10017

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (2l2) 503-0150

Stephen P. Pollak, Esq.

150 East 42nd Street

New York, New York 10017

(Name and address of agent for service)

Copy to:

Joel H. Goldberg, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post effective amendment.

PROSPECTUS

RSI RETIREMENT TRUST

Core Equity Fund

Value Equity Fund

Emerging Growth Equity Fund

International Equity Fund

Actively Managed Bond Fund

Intermediate-Term Bond Fund

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the Prospectus.  Any representation to the contrary is a criminal offense.

February 1, 2008

RSI RETIREMENT TRUST

OVERVIEW

RSI Retirement Trust (the “Trust”) is a no load series mutual fund that currently offers six investment funds (“Investment Funds” or “Funds”), each with its own investment objectives and investment strategies.  The Investment Funds include four equity funds (the “Equity Funds”) and two fixed-income funds (the “Bond Funds”).

Each of the Investment Funds has a total return objective to exceed the total return of a specified index or peer group average.  Total return includes both capital return (appreciation or depreciation in net asset value, [“NAV”]) and income return (dividends and any interest income, net of operating expenses).  The primary investments of each Investment Fund are:

Core Equity Fund:	Equity securities of companies considered for growth only and for growth and income, or equity securities included in the S&P 500® Index.

Value Equity Fund:	Equity securities of companies considered to be undervalued.

Emerging Growth Equity Fund:	Equity securities of companies with small market capitalizations, including rapidly growing, emerging companies.

International Equity Fund:	Equity securities of companies domiciled outside of the United States.

Actively Managed Bond Fund:	U.S. government securities and high quality corporate bonds, without limit as to maturity.

Intermediate-Term Bond Fund:	U.S. government securities and high quality corporate bonds, with an average weighted portfolio maturity of 2 1/2 to 5 years and average modified duration of 2 1/2 to 4 years.

The Funds are offered only to:

•        Employer-sponsored tax-exempt retirement trusts implementing tax-qualified pension or profit sharing plans; and

•        Tax-exempt individual retirement trusts or custodial accounts, funding Individual Retirement Accounts.

At the December 27, 2007 Annual Meeting,  Unitholders in the Investment Funds of the Trust approved amendments to the Trust’s Agreement and Declaration of Trust that will:

•      remove employer Defined Contribution Plans, including 401(k) plans, and Individual Retirement Accounts as eligible investors in the Trust and permit the Trust to redeem at net asset value all units held by an Individual Retirement Account and by a Defined Contribution Plan; and

•      allow the Board of Trustees to apply to the Securities and Exchange Commission (“SEC”) for termination of its registration under the Investment Company Act of 1940.

These amendments will take effect on or about March 3,  2008, after which the Board of Trustees will terminate participation in the Trust by Defined Contribution Plans and Individual Retirement Accounts and apply to the SEC for deregistration.

This Prospectus sets forth information about the Funds that an investor should know before investing.  Please read and retain this Prospectus for future reference.  For information about how to obtain additional information about the Trust and the Investment Funds, see the back cover of this Prospectus.

2

THE EQUITY FUNDS

Objective and Primary Investments

Core Equity Fund

•      Objective: A total return that exceeds the total return of the Lipper Large-Cap Growth Funds Average measured over a period of three to five years.

•      Primary Investments: Equity securities (common stocks and other equity-based securities).

Value Equity Fund

•      Objective: A total return that exceeds the total return of the Lipper Large-Cap Value Funds Average measured over a period of three to five years.

•      Primary Investments: Equity securities of companies considered to be undervalued, or selected securities from the Russell 1000 Value Index.

Emerging Growth Equity Fund

•      Objective: A total return that exceeds the total return of the Lipper Small-Cap Core Funds Average measured over a period of three to five years.

•      Primary Investments: Equity securities of companies with small market capitalizations, which may include rapidly growing, emerging companies.

International Equity Fund

•      Objective: A total return (currency adjusted) that exceeds the total return of the Lipper International Large-Cap Core Funds Average measured over a period of three to five years.

•      Primary Investments: Equity securities of companies domiciled outside of the United States.

The investment objectives of all of the Funds are not fundamental and may be changed by the Board of Trustees (“Trustees”) without unitholder approval.  There is no assurance that any Fund will meet its objective, and investors in any of the Funds could lose money.  Each Fund will provide sixty-days’ prior written notice to unitholders of a change in its non-fundamental policy of investing the stated amounts in investments suggested by its name.

Principal Strategies of The Equity Funds

All of the Equity Funds invest primarily in common stocks and other equity-based securities, such as securities convertible into common stocks, warrants to purchase common stocks, and American Depositary Receipts (“ADRs”) for common stock of foreign companies.  Each of the Equity Funds may temporarily hold a portion (not exceeding 25%) of its assets in cash equivalents.  However, under normal market conditions, the Funds will be fully invested (i.e., at least 90% of assets) in equity-based securities.

In general, the Equity Funds invest in companies with market capitalizations in excess of $1 billion, except for the Emerging Growth Equity Fund, which normally invests in companies with market capitalizations ranging from $50 million to $2.0 billion, or companies whose securities are included in the Russell 2000® Index, determined at time of purchase.  Except for the International Equity Fund, each of the Equity Funds may invest no more than 20% of its total assets in securities of foreign issuers.

With reference to approximately sixty percent of the Fund’s assets, the Core Equity Fund primarily invests in securities of companies considering the following factors: the sales, growth, and profitability prospects for a given company’s economic sector and markets and the products or services it provides; the financial condition of a company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate of the

3

company, and the relation of those figures to the current price.  Approximately forty percent of the Fund is managed using an index approach, seeking to track the performance of the S&P 500 Index (the “Index”), purchasing securities based upon their inclusion in the Index.

The Index portion of the Fund utilizes a replication strategy, under which the manager seeks to track the performance of the Index by purchasing the securities represented in the Index in approximately the same weightings.  Generally, securities in the Index portion of the Fund will not be changed other than in conjunction with changes in the Index, even if there are adverse developments concerning a particular security, company or industry.  This portion of the Fund is subject to index risk.   This means that the performance of the Index portion of the Fund will be closely tied to the Index.  If the Index loses value, it is likely that the performance of the Index portion will go down as well.  In addition, performance will not exactly match that of the Index because the Fund incurs operating expenses and investment overhead as part of its normal operations while an index is an unmanaged group of securities that does not have these expenses.  The factors that can cause the Index portion of the Fund to perform differently from the Index are called tracking differences.

The Value Equity Fund primarily invests in selected securities from the Russell 1000 Value Index, or securities of companies that its investment manager considers to be undervalued due to the perceptions of other investors and selling at unjustifiably low price-to-earnings ratios or price-to-book ratios, or that offer higher than market average dividend yield.  The investment managers may look for financially sound companies that offer prospects for significant earnings or dividend growth relative to their market prices.  At the time of purchase by the Fund, such companies generally will have price-to-earnings or other valuation ratios that are lower than average for companies included in the broad stock market indices.

The Emerging Growth Equity Fund primarily invests in securities of companies that its investment manager expects to experience earnings growth or above average capital appreciation in the next few years.  Such companies may include: newer companies that are able to identify and service a market niche; more mature companies that restructure their operations or develop a new product or service that enhances the company’s sales and profit growth potential; and small to medium-sized companies (i.e., companies with market capitalizations ranging from $50 million to $2.0 billion or companies whose securities are included in the Russell 2000 Index, determined at time of purchase) that, because of successful market penetration, expect to experience accelerating revenue and earnings growth.  Compared to companies in the same or a similar industry and included in the broad stock market indices, emerging growth companies generally exhibit higher than average sales, earnings and growth, and smaller than average market capitalization and above average capital appreciation.

The International Equity Fund invests primarily in securities of companies domiciled outside of the United States, and may also invest in securities of United States companies which derive, or are expected to derive, a majority of their revenues from operations outside the United States.  However, investments in such United States companies will normally be less than 10% of the Fund’s total assets.  The Fund will not invest in any foreign market, including those comprised of developing countries, unless the investment adviser, the Fund custodian and Fund management are satisfied with local administrative and regulatory controls within the market.  The International Equity Fund invests in securities of companies considering such factors as the sales, growth, and profitability prospects for the economic sector and markets in which the company operates and for the products or services it provides; the financial condition of the company, its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate for the company, and the relation of those figures to the current price.

All of the Funds will sell securities when the investment manager deems them to have fulfilled the potential for which they were chosen, when they are deemed to no longer fit the strategy of the Fund, or to obtain cash for other, more promising investments.  None of the Funds will purchase securities solely for the purpose of short-term trading, but the turnover rate of a Fund will not be a factor preventing sale or purchase when the investment manager believes investment considerations warrant such sale or purchase.

4

Main Risks of The Equity Funds

Market risk:  Market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Such downturns can cause the securities held by the Funds to lose value, even if those securities are performing as well as or better than the market generally.  Investments in foreign markets are subject to similar market risk, and there is a risk that a foreign market may decline during a period when the United States stock market is stable or rising.

Stock selection risk: Stock selection risk is the risk that the Funds’ investment managers will make the wrong choices when selecting investments (e.g., a Fund’s investments may underperform the market or securities of similar companies, securities of a company selected by a Fund as being undervalued may fail to appreciate as expected).  Investors should be aware that the performance of different types of equity securities may decline under varying market conditions.  For example, growth stocks (in which the Core Equity Fund and Emerging Growth Equity Fund may invest) may perform well under circumstances in which value stocks (in which the Value Equity Fund invests) in general fall and vice versa.

Liquidity risk: Liquidity risk is the risk of possible limited volume of frequency of trades for certain issues.  It arises from the possible difficulty of selling a Fund’s securities in a timely manner, and can be thought of as the difference between the true value of the security and the likely price, less commissions (due to reduced liquidity).

Inflation risk: Inflation risk is the risk that a portion of an investment’s return may be eroded or eliminated by inflation (the increase in the cost of goods and services).

Foreign investment risk: The International Equity Fund invests primarily in foreign securities.  Investments in securities of foreign issuers and in securities involving foreign currencies have additional risks, including the effect of different economies, changes in currency rates, possible adverse political and economic developments, and possible government-imposed investment restrictions.  Also, foreign securities trading on foreign exchanges may be less liquid and more volatile than securities of comparable domestic issuers trading in United States markets.  Therefore, foreign securities may be harder to value and harder to buy or sell than U.S. securities.

Risk Comparison Among The Equity Funds

Over time, the Core Equity Fund may exhibit a higher degree of risk and price volatility than the Value Equity Fund.

Over time, the Emerging Growth Equity Fund generally will have a higher degree of risk and price volatility than the Core Equity Fund, the Value Equity Fund, and the International Equity Fund.

Equity Fund Performance

The following bar graphs and tables give some indication of the risks of investing in the Funds by showing changes in a Fund’s performance from year to year over a ten-year period and by showing a Fund’s average annual returns for one-, five-, and ten-years compared to that of a broad-based securities market index and its Lipper peer group. How a Fund has performed in the past is not necessarily an indication of how a Fund will perform in the future.

The figures for best and worst quarter returns during the same ten-year period show the Funds’ potential for short-term performance swings.

5

 EQUITY FUNDS

 Year-by-Year Total Return, (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Core Equity Fund	25.85	20.29	-5.66	-17.76	-29.69	23.76	6.72	7.45	10.15	8.19

Value Equity Fund	17.90	14.38	17.60	-7.84	-18.88	23.88	12.52	6.53	18.23	-3.83

Emerging Growth Equity Fund	-7.08	76.31	-9.67	-17.78	-42.97	40.21	14.16	3.58	10.94	-2.68

International Equity Fund	14.79	26.78	-8.99	-19.80	-18.64	26.46	17.80	16.97	29.47	15.02

EQUITY FUNDS

Best and Worst Quarters During 10-Years Ended December 31, 2007

	Total Return, (%)	Quarter

Core Equity Fund

Best Quarter	19.93	4th quarter 1998

Worst Quarter	-16.96	2nd quarter 2002

Value Equity Fund

Best Quarter	21.01	4th quarter 1998

Worst Quarter	-16.58	3rd quarter 2002

Emerging Growth Equity Fund

Best Quarter	48.09	4th quarter 1999

Worst Quarter	-28.19	3rd quarter 1998

International Equity Fund

Best Quarter	20.49	4th quarter 1999

Worst Quarter	-20.28	3rd quarter 2002

6

CORE EQUITY FUND

Average Annual Total Returns For Periods Ended December 31, 2007, (%)

	1-Year	5-Years	10-Years

Core Equity Fund(1)	8.19	11.08	3.40

S&P 500® Index(2)	5.49	12.83	5.91

Russell 1000® Growth Index(3)	11.81	12.10	3.83

Lipper Large-Cap Growth Funds Avg.(4)	14.17	11.74	5.00

(1)     The Fund’s returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2)     S&P 500 Index – The index is a market capitalization weighted benchmark generally considered to be representative of the broad U.S. equity market. The index consists of 500 widely held stocks chosen for market size, liquidity and industry group representation. Although the index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also considered a proxy for the total domestic equity market. An index has no investment adviser and is not subject to brokerage commissions or other expenses. If an index had expenses, its returns would be lower.

(3)     Russell 1000 Growth Index – An index that measures the performance of the large-cap growth segment of the U.S. equity market, which is comprised of Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(4)     Lipper Large-Cap Growth Funds Average – This classification is comprised of funds, as designated by Lipper Inc., that invest in large companies, typically those that have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The Lipper Average represents the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. Prior to August 2005, the Core Equity Fund was classified by Lipper Inc. as a Large-Cap Core Fund.

7

VALUE EQUITY FUND

Average Annual Total Returns For Periods Ended December 31, 2007, (%)

	1-Year	5-Years	10-Years

Value Equity Fund(1)	-3.83	11.04	7.19

Russell 1000® Value Index(2)	-0.17	14.63	7.68

Lipper Large-Cap Value Funds Average(3)	2.25	13.09	6.24

(1)     The Fund’s returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2)     Russell 1000 Value Index - An index that measures the performance of the large-cap value segment of the U.S. equity market, which is comprised of Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. An index has no investment adviser and is not subject to brokerage commissions or other expenses.  If an index had expenses, its returns would be lower.

(3)     Lipper Large-Cap Value Funds Average – This classification is comprised of funds, as designated by Lipper, Inc., that invest in large companies, generally those that are considered undervalued relative to the S&P 500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The Lipper Averages represents the average total returns reported by all mutual funds designated by Lipper Inc. as falling into this category and are net of all expenses other than sales charges and redemption fees, if any.

8

EMERGING GROWTH EQUITY FUND

Average Annual Total Returns For Periods Ended December 31, 2007, (%)

	1-Year	5-Years	10-Years

Emerging Growth Equity Fund(1)	-2.68	12.35	2.19

Russell 2000® Index(2)	-1.57	16.25	7.08

Lipper Small-Cap Core Funds Average(3)	-1.00	15.47	8.13

(1)     The Fund’s returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2)     Russell 2000 Index – An index that measures the performance of 2,000 small company securities (growth and value, with a dollar-weighted average market capitalization of approximately $1.4 billion on December 31, 2007). An index has no investment adviser and is not subject to brokerage commissions or other expenses. If an index had expenses, its returns would be lower.

(3)     Lipper Small-Cap Core Funds Average – This classification is comprised of funds that primarily invest in small companies, with wide latitude in the type of small companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The Lipper Average represents the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any.

9

INTERNATIONAL EQUITY FUND

Average Annual Total Returns For Periods Ended December 31, 2007, (%)

	1-Year	5-Years	10-Years

International Equity Fund(1)	15.02	21.01	8.41

MSCI EAFE® Index(2)	11.63	22.08	9.04

Lipper Intl Large-Cap Core Funds Avg(3)	12.27	19.39	7.78

(1)     The Fund’s returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2)     MSCI EAFE Index - An index that is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index covers more than 20 countries in Europe, Australia and the Far East. An index has no investment adviser and is not subject to brokerage commissions or other expenses. If an index had expenses, its returns would be lower.

(3)     Lipper International Large-Cap Core Funds Average – This classification is comprised of funds, as designated by Lipper Inc., that invest at least 75% of their equity assets in large companies strictly outside of the U.S. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The Lipper Average represents the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any.

10

FEES AND EXPENSES

Shown below are all expenses incurred by the Equity Funds during the 2007 fiscal year, restated where appropriate, to reflect current fees.  This table describes the fees and expenses that you may pay if you buy and hold units of the Funds.

	Core Equity Fund	Value Equity Fund	Emerging Growth Equity Fund	International Equity Fund
I. Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

II. Annual Fund Operating Expenses(1) (expenses that are deducted from fund assets as a percentage of average net assets)

Management Fees	0.52%	0.54%	1.04%	0.80%

Distribution (12b-1) Fees	None	None	None	None

Other Expenses	0.67%	0.70%	0.84%	0.88%

Total Annual Fund Operating Expenses	1.19%	1.24%	1.88%	1.68%

The Examples shown below are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.  These Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your units at the end of those periods.  The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as listed above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Core Equity Fund	Value Equity Fund	Emerging Growth Equity Fund	International Equity Fund
III. Examples(2)

1 Year	$121	$126	$191	$171

3 Years	$378	$393	$591	$530

5 Years	$654	$681	$1,016	$913

10 Years	$1,443	$1,500	$2,201	$1,987

The purpose of this table is to assist investors in understanding the costs and expenses an investor in the Trust will pay.  See, “Administration of the Trust — The Distribution Agreement” and “Administration of the Trust — Expenses” for a more complete description of these costs and expenses.

11

(1)     Annual Fund Operating Expenses are based on each Investment Fund’s historical expenses adjusted in the case of each Investment Fund to reflect current fees. The Investment Funds incur Other Expenses for maintaining unit records, furnishing unitholder statements and reports and other services. See, “Administration of the Trust — The Service Agreement” for further information. Management Fees and Other Expenses have already been reflected in each Investment Fund’s unit price and are not charged directly to individual unitholder accounts. See, “How the Funds are Managed” and “Administration of the Trust — Expenses” for further information.

(2)     The hypothetical Example illustrate the expenses associated with a $10,000 investment over periods of one-, three-, five- and ten-years, based on the expenses in the table and an assumed annual rate of return of 5%. The return of 5% and expenses should not be considered indications of actual or expected performance or expenses, both of which will vary. Please refer to “Financial Highlights” for each Investment Fund’s past performance.

12

THE BOND FUNDS

OBJECTIVES AND PRIMARY INVESTMENTS

Actively Managed Bond Fund

•      Objective: A total return that exceeds that of the Lipper General U.S. Government Funds Average measured over a period of three to five years.

•      Primary Investments: U.S. government securities, securities issued by any agency or instrumentality of the U.S. government and high quality corporate bonds, without limit as to maturity.

•      Primary Emphasis: Seeks its objective through periodic altering of the structure and average weighted maturity of the portfolio.

Intermediate Term Bond Fund

•      Objective: A total return that exceeds that of the Lipper Short-Intermediate (one to five year maturity) U.S. Government Funds Average measured over a period of three to five years.

•      Primary Investments: U.S. government securities, securities issued by any agency or instrumentality of the U.S. government and high grade corporate bonds, with an average weighted portfolio maturity of 2½ to 5 years.

•      Primary Emphasis: Seeks its objective through a high level of current income, with consideration also given to safety of principal.

The investment objectives of the above Funds are not fundamental and may be changed by the Trustees without unitholder approval.  Each Fund will provide sixty-days’ prior written notice to unitholders of a change in its non-fundamental policy of investing the stated amounts in investments suggested by its name.  There is no assurance that any Fund will meet its objective, and investors in any of the Funds could lose money.

Principal Strategies of the Bond Funds

The Actively Managed Bond Fund and the Intermediate-Term Bond Fund must invest at least 65% of their portfolios in U.S. government securities.  At least 75% of their portfolios must be invested in U.S. government securities or in debt securities having a rating in one of the top two categories of a nationally known rating service.  Any other investments for the portfolios must be U.S. corporate debt securities having a rating in one of the top three categories at the time of investment.  Each Fund may invest in zero-coupon obligations of corporations, instruments evidencing ownership of future interest only (“IO”) or principal only (“PO”) payments on United States Treasury Bonds, and collateralized mortgage obligations.  Each Fund may invest up to 10% of its total assets in securities of foreign issuers.  A portion of the portfolio of each Fund may be temporarily held in cash equivalents.

Under normal market conditions, the Actively Managed Bond Fund and Intermediate-Term Bond Fund will invest at least 80% of their net assets in bonds.  For purposes of this policy, these Funds will consider bonds to include all fixed-income securities other than preferred stock and short-term commercial paper.  Both of the Funds will sell securities whenever such securities no longer meet the Funds’ objectives or when the investment manager identifies a more attractive opportunity.

The Actively Managed Bond Fund seeks to achieve its objective through selective investment in U.S. government and corporate debt securities and through periodic altering of the structure (particularly the maturity structure) of the portfolio.  The investment manager will lengthen and shorten the average dollar weighted maturity of the portfolio, and make shifts in quality and sector distribution, according to the manager’s expectations for the future course of interest rates and the then prevailing price and yield levels in the fixed-income market.  An important technique will be the manager’s use of cash reserves (i.e., cash reserves would be increased when interest rates are expected to rise and decreased when interest rates are expected to drop).  The Actively Managed Bond Fund invests in fixed-income securities without any restriction on maturity.

13

The Intermediate-Term Bond Fund seeks to achieve its objective by realizing a high level of current income, with consideration also given to safety of principal through investment in fixed-income securities either maturing within ten years or having an expected average life of under ten years.  The Fund is managed within an average weighted portfolio maturity between 2½ to 5 years and an average weighted modified duration between 2½ years to 4 years.  Investment emphasis is placed upon securing a stable rate of return through investment in a diversified portfolio of debt securities.

Main Risks of the Bond Funds

Credit risk: This is the risk that the issuer of a debt security will default on any payment of interest or principal required by the terms of the security.  This risk is greater for corporate securities than for United States Government securities, and greater for lower rated corporate securities than for higher rated ones.

Inflation risk: This is the risk that a portion of an investment’s return may be eroded or eliminated by inflation (the increase in the cost of goods and services).

Interest rate risk: This is the risk that the value of debt securities held in the Funds will decline when interest rates rise.  The effect on the price of the security is greater for securities with longer maturities.  Therefore, this risk will increase for the Actively Managed Bond Fund as the average weighted maturity of its portfolio increases.  IOs and POs are especially sensitive to changes in interest rates; a decline in interest rates could cause a severe drop in the value of IOs (as mortgages are prepaid at a faster rate than expected) and a rise in interest rates could cause a drop in the value of POs (as mortgages are prepaid at a slower rate than expected).

Interest rate prediction risk: This is the risk that the investment manager of the Actively Managed Bond Fund may incorrectly predict movements in the interest rate according to which the Fund’s investments are managed.  If adjustments in the Fund’s portfolio are made to accommodate interest rate changes that do not happen as predicted, the Fund will realize a lower return than it would had it not made the portfolio adjustments.

Risk Comparison Among the Bond Funds

The Actively Managed Bond Fund generally will have a higher degree of risk and price volatility than the Intermediate-Term Bond Fund.

Bond Fund Performance

The following bar graphs and tables give some indication of the risks of investing in the Funds by showing changes in a Fund’s performance from year to year over a ten-year period and by showing how a Fund’s average annual returns for one-, five-, and ten-years compared to that of a broad-based securities market index. How a Fund has performed in the past is not necessarily an indication of how a Fund will perform in the future.

The figures for best and worst quarter returns during the same ten-year period show the Funds’ potential for short-term performance swings.

14

BOND FUNDS

Year-by-Year Total Return, (%)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007

Actively Managed Bond Fund	8.38%	-2.33%	12.96%	9.05%	8.72%	2.45%	3.48%	1.95%	4.16%	5.31%

Intermediate-Term Bond Fund	6.69%	0.64%	10.00%	7.12%	4.43%	0.99%	2.17%	1.71%	3.84%	4.97%

BOND FUNDS

Best and Worst Quarters During 10-Years Ended December 31, 2007

	Total Return, (%)	Quarter

Actively Managed Bond Fund

Best Quarter	5.98	4th quarter 2000

Worst Quarter	-1.71	2nd quarter 1999

Intermediate-Term Bond Fund

Best Quarter	3.86	4th quarter 2000

Worst Quarter	-1.22	2nd quarter 2004

ACTIVELY MANAGED BOND FUND

Average Annual Total Returns For Periods Ended December 31, 2007, (%)

	1-Year	5-Years	10-Years

Actively Managed Fund(1)	5.31	3.46	5.33

Lehman Brothers Aggregate Bond Index(2)	6.96	4.42	5.97

Lipper General U.S. Government Funds Avg(3)	6.25	3.09	4.93

(1)     The Fund’s returns are net of expenses, that is, all management fees and related investment expenses have been deducted from the investment return.

(2)     Lehman Brothers Aggregate Bond Index – This index consists of U.S. government, corporate, mortgage-backed and asset-backed issues with both intermediate-term maturities (one to ten years) and long-term maturities (over ten years). An index has no investment advisor and is not subject to brokerage commissions or other expenses. If an index had expenses, its returns would be lower.

(3)     Lipper General U.S. Government Funds Average – This is a fixed-income fund classification that is comprised of funds, as designated by Lipper Inc., that invest primarily in U.S. government and agency issues. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. The Lipper Average represents the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any.

15

INTERMEDIATE-TERM BOND FUND

Average Annual Total Returns For Periods Ended December 31, 2007, (%)

	1-Year	5-Years	10-Years

Intermediate-Term Bond Fund(1)	4.97	2.73	4.22

Lehman Brothers Intermed. U.S. Gov’t Index(2)	8.46	3.69	5.55

Lipper Short-Interm. U.S. Gov’t Funds Avg(3)	5.87	2.77	4.56

(1)     The Fund’s returns are net of expenses; that is, all management fees and related investment expenses have been deducted from the investment return.

(2)     Lehman Brothers Intermediate U.S. Government Index – This index consists of approximately 80% of U.S. Treasury issues and 20% of U.S. government agency issues with maturities ranging from one to ten years. An index has no investment adviser and is not subject to brokerage commissions or other expenses. If an index had expenses, its returns would be lower.

(3)     Lipper Short-Intermediate U.S. Government Funds Average – This is a fixed-income classification that is comprised of funds, as designated by Lipper Inc., that invest primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of one to five years. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds.  Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into this category and are net of all expenses other than sales charges and redemption fees, if any.

16

FEES AND EXPENSES

Shown below are all expenses incurred by the Bond Funds during the 2007 fiscal year, restated where appropriate, to reflect current fees.  This table describes the fees and expenses that you may pay if you buy and hold units of the Funds.

	Actively Managed Bond Fund	Intermediate-Term Bond Fund

I. Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Exchange Fee	None	None

II. Annual Fund Operating Expenses(1) (expenses that are deducted from Fund assets as a percentage of average net assets)

Management Fees	0.40%	0.40%

Distribution (12b-1) Fees	None	None

Other Expenses	0.68%	1.05%

Total Annual Fund Operating Expenses	1.08%	1.45%

The Examples shown below are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.  These Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your units at the end of those periods.  The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as listed above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Actively Managed Bond Fund	Intermediate-Term Bond Fund
III. Examples(2)

1 Year	$110	$148

3 Years	$343	$459

5 Years	$595	$792

10 Years	$1,317	$1,735

The purpose of this table is to assist investors in understanding the costs and expenses an investor in the Trust will pay.  See, “Administration of the Trust — Distribution Agreement” and “Administration of the Trust” — “Expenses” for a more complete description of these costs and expenses.

17

(1)  Annual Fund Operating Expenses are based on each Investment Fund’s historical expenses adjusted in the case of each Investment Fund to reflect current fees. The Investment Funds incur Other Expenses for maintaining unit records, furnishing unitholder statements and reports and other services. See, “Administration of the Trust — The Service Agreement” for further information. Management Fees and Other Expenses have already been reflected in each Investment Fund’s unit price and are not charged directly to individual unitholder accounts.  See, “How the Funds are Managed” and “General Information — Expenses” for further information.

(2)  The hypothetical Examples illustrate the expenses associated with a $10,000 investment over periods of one-, three-, five- and ten-years, based on the expenses in the table and an assumed annual rate of return of 5%. The return of 5% and expenses should not be considered indications of actual or expected performance or expenses, both of which will vary.  Please refer to “Financial Highlights” for each Investment Fund’s past performance.

18

OTHER INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Special Policy Relating to Distributions

Although most of the Investment Funds stress current income to some degree, it is the policy of each Investment Fund to earn current income for the reinvestment and further accumulation of assets.  Accordingly, no current income will be distributed.  This policy is unlike that of most investment companies that do not reinvest earnings as the Trust does.  This policy arises from the fact that the Trust, unlike most investment companies, exclusively invests retirement assets.  Participating Trusts do, however, receive a benefit from any current income of the Trust comparable to the benefit received from the distributions made by most other investment companies.  In the Trust, this benefit is received in the form of an increase in NAV per unit rather than in the form of cash or reinvestment through the purchase of additional units.

Additional Information About the Funds’ Investment Policies and Risks

The following investment policies and risks apply to all Investment Funds unless otherwise noted.

Foreign Securities

Except for the International Equity Fund, each of the Equity Funds may invest up to 20% of the value of its total assets in securities of foreign issuers.  Each of the Bond Funds is limited to 10% of its total assets in securities of foreign issuers.  The Investment Funds purchasing these securities may be subject to additional risks associated with the holding of property abroad.  Such risks include future political and economic developments, currency fluctuations, the possible withholding of tax payments, the possible seizure or nationalization of foreign assets, the possible establishment of exchange controls or the adoption of other foreign government restrictions which might adversely affect the foreign securities in the Investment Funds.  Such risks may also include risks associated with the European Economic and Monetary Union (“EMU”) as described below.  Risks that may be involved with the Investment Funds’ investment in foreign securities are, therefore, different in some respects from those incurred by investment companies that invest solely in the securities of domestic issuers.

In an effort to, among other things, reduce barriers between participating countries, increase competition among companies and reduce or eliminate currency fluctuations among such countries, certain European countries have agreed to enter the EMU.  The EMU, among other things, established the “euro” as a single common European currency.  The euro was introduced on January 1, 1999 and on January 1, 2002 replaced the national currencies of all EMU participants.  Certain securities (beginning with government and corporate bonds) were redenominated in the euro upon its introduction, and trade and make payments (including dividend payments) only in euros.  The EMU may adversely affect the Investment Funds in a number of situations.  Such situations may, without limitation, include securities that are redenominated in euros are transferred back into a country’s national currency as a result of such country’s withdrawal from the EMU.

Foreign Currency Transactions

The value of the assets of the International Equity Fund and the value of the foreign securities held by the other Investment Funds, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Equity Fund may incur costs in connection with conversions between various currencies.  Each Investment Fund may enter into forward foreign currency exchange contracts.  A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

In order to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in currency exchange rates, each Fund may enter into forward foreign currency exchange contracts.

19

However, this practice will limit potential gains that might result from a positive change in such currency relationships.

When an investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the investment manager may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Investment Fund’s portfolio securities denominated in such foreign currency.  A forward contract may also be used to protect a portion of the portfolio denominated in a foreign currency against an adverse movement in the value of that currency relative to other currencies.  The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  No Investment Fund intends to enter into such forward contracts on a regular or continuous basis, and will not do so if, as a result, such Investment Fund would have more than 25% of the value of its total assets committed to such contracts, except as indicated below.  No Investment Fund will enter into such forward contracts or maintain a net exposure in such contracts where such Investment Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Investment Fund’s portfolio securities or other assets denominated in that currency, except as permitted for benchmark hedging purposes (hedging into a currency for defensive purposes relative to the benchmark), but also subject to a maximum limit no greater than the benchmark weight.

Cash Equivalents

A portion of any Investment Fund may be held in cash equivalents.  Cash equivalents are interest-bearing instruments or deposits maturing within one year in which funds are invested temporarily pending long-term investment or in which funds are invested when warranted for liquidity reasons or when market conditions warrant a temporary defensive investment strategy.  The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible.  The instruments may include, but are not limited to, repurchase agreements, obligations issued by or guaranteed by the United States government, its agencies or instrumentalities, obligations of banks, and commercial paper.

Repurchase Agreements

Each Investment Fund may enter into repurchase agreements.  Under repurchase agreements, an Investment Fund purchases a security from a bank, broker-dealer, savings and loan association or other recognized financial institution with a concurrent obligation of the seller to repurchase such security within a specified time or on notice at a fixed price (equal to the purchase price plus interest).  Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the value of the total assets of any Investment Fund.  The Funds may enter into repurchase agreements for United States government securities, mortgage-related securities (as defined in the Securities Exchange Act of 1934), other asset-backed securities rated at least AA or the equivalent, and other corporate bonds, notes or other debt instruments rated at least A or the equivalent.

Reverse Repurchase Agreements

Each Investment Fund may enter into reverse repurchase agreements with broker-dealers or financial institutions deemed creditworthy under guidelines approved by the board of the Investment Fund.  Such agreements involve the sale of securities held by the Investment Fund pursuant to the Investment Fund’s agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest.  Reverse repurchase agreements will be entered into only when the investment manager believes an Investment Fund’s earnings from the transaction will exceed the interest expense incurred.

Lending Portfolio Securities

Any Investment Fund may lend its portfolio securities where such loans are callable at any time and are continuously secured by collateral (cash, government securities or Letters of Credit) equal to no less than the

20

market value, determined daily, of the securities loaned.  Securities may be lent to normal market participants such as broker-dealers.  An Investment Fund that lends its securities will receive dividends or interest paid on the securities loaned.  It may also earn interest on the loan itself.  On termination of the loan, the borrower is required to return the securities to the Investment Fund.  Any cash collateral deposited pursuant to loans of securities will be invested in cash equivalents.  Income earned on the instruments, minus any amounts paid to the borrower for the use of cash, will be added to the asset value of the Investment Fund, increasing the value of each unit.  At the same time, the value of the money market instrument may increase or decrease depending on movements in general interest rates during the period the instrument is held.  If a decrease in value is greater than the net amount of income earned on the money market instrument, the asset value of the Investment Fund, and the value of each unit in that Investment Fund, will decline.

Loans of portfolio securities will be limited to 33-1/3% of the value of each Investment Fund’s total assets.  Borrowers of portfolio securities may not be affiliated directly or indirectly with the Fund.  As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in securities loaned should the borrower of the securities fail financially.  However, these loans of portfolio securities will only be made to firms deemed to be creditworthy.

Futures and Options Transactions

Any Investment Fund may purchase and sell stock index futures contracts and futures contracts on financial instruments and related options for the purpose of hedging against changes in values of such Fund’s portfolio securities or options on stock indices held by such Fund.  An Investment Fund may also purchase and sell forward foreign currency exchange contracts and related options and forward currency contracts for the purpose of hedging against the benchmark and changes in foreign currency exchange rates and executing other hedging strategies relating to portfolio securities.  Finally, any Investment Fund may invest in interest rate futures contracts and related options to hedge against changes in interest rates in relation to the interest rates that are reflected in portfolio securities.  The ability of an Investment Fund to hedge successfully will depend on the investment manager’s ability to forecast pertinent market movements, the success or accuracy of which cannot be assured.

An Investment Fund will not enter into futures contracts or related options, except for bona fide hedging purposes, if the aggregate initial margin and premiums exceed 5% of the liquidation value of such Investment Fund’s total assets.

Any Investment Fund may purchase call and put options on securities and on stock indices to attempt to increase such Investment Fund’s total return.  An Investment Fund may purchase call options when, in the opinion of the investment manager for such Investment Fund, the market price of the underlying security or index will increase above the exercise price.  An Investment Fund will purchase put options when the investment manager for such Investment Fund expects the market price of the underlying security or index to decrease below the exercise price.  When an Investment Fund purchases a call option it will pay a premium to the person writing the option and a commission to the broker selling the option.  If the option is exercised by the Investment Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly.

In addition, an Investment Fund may write covered put or call options on securities or stock indices.  By writing options, the Investment Fund limits its profit to the amount of the premium received.  By writing a call option, the Investment Fund assumes the risk that it may be required to deliver the security having a market value greater than at the time the option was written.  By writing a put option, the Investment Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.  An Investment Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of such Investment Fund’s net assets.

21

There are risks associated with the use of futures contracts for hedging purposes.  In a declining market environment, the increase in value of the hedging instruments may not completely offset the decline in value of the securities owned by an Investment Fund.  Conversely, in a rising market environment the loss in the hedged position may be greater than the capital appreciation that an Investment Fund may experience in its securities positions.  Further, if market values do not fluctuate, an Investment Fund will sustain a loss at least equal to the commissions on the financial futures transactions and premiums paid.

Short-Term Trading and Portfolio Turnover

None of the Investment Funds plans to purchase securities solely for the purpose of short-term trading.  The turnover rate for an Investment Fund will not be a factor preventing sale or purchase when the investment manager believes investment considerations warrant such sale or purchase.  The annual portfolio turnover rates for each of the six Investment Funds for the fiscal year ended September 30, 2007 were as follows:  Core Equity Fund (34.03%), Value Equity Fund (122.66%), Emerging Growth Equity Fund (62.61%); International Equity Fund (58.23%), Actively Managed Bond Fund (13.06%), and Intermediate-Term Bond Fund (20.93%).  Higher portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs and a possible increase in short-term capital gains and losses.

Temporary Defensive Positions

A portion of any Investment Fund may be held in cash equivalents.  Cash equivalents are interest-bearing instruments or deposits maturing within one year in which funds are invested temporarily pending long-term investment, when warranted for liquidity reasons or when market conditions warrant a temporary defensive investment strategy.  To the extent that an Investment Fund is employing a defensive investment strategy, it may not be able to achieve its objective.

The foregoing investment policies are not fundamental and may be changed by the Trustees without the approval of the holders of a majority of the outstanding units of the affected Investment Fund or Investment Funds.

International Equity Fund

The International Equity Fund may invest only in countries approved by the Trustees.  The International Equity Fund sub-adviser will not consider investments in any of these markets until the adviser, the International Equity Fund custodian and fund management are satisfied with local administrative and regulatory controls within each such market.  Investments in securities of non-United States issuers and in securities involving foreign currencies involve investment risks that are different from investments in securities of United States issuers involving no foreign currency, including the effect of different economies, changes in currency rates, future political and economic developments and possible imposition of exchange controls or other governmental restrictions.  There may also be less publicly available information about a non-United States issuer than about a domestic issuer, and non-United States issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.  Most stock exchanges outside the United States have substantially less volume than the New York Stock Exchange and securities of some non-United States companies are less liquid and more volatile than securities of comparable domestic issuers.  There is generally less government regulation of stock exchanges, brokers and listed companies outside of the United States.  In addition, with respect to certain countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries.  Certain countries in which the Fund may invest can be considered emerging markets.  Emerging markets present special risks in addition to the general risks of investing abroad.  These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers.

22

Actively Managed Bond Fund and Intermediate-Term Bond Fund

The Actively Managed Bond Fund and Intermediate-Term Bond Fund may invest in zero-coupon obligations.  Zero-coupon obligations pay no current interest and are sold at prices discounted from par value, with that par value to be paid to the holder at maturity.  The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.  Zero-coupon obligations may be purchased if the yield spread between these obligations and coupon issues is considered advantageous, giving consideration to the duration of alternative investments.  The market value of a zero-coupon obligation is generally more volatile than that of an interest-bearing obligation and, as a result, if a zero-coupon obligation is sold prior to maturity under unfavorable market conditions, the loss that may be sustained on such sale may be greater than on the sale of an interest-bearing obligation of similar yield and maturity.

From time to time the Actively Managed Bond Fund and Intermediate-Term Bond Fund may invest in collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and certain stripped mortgage-backed securities.  CMOs generally represent a participation in, or are secured by, a pool of mortgage loans.  The CMOs in which the Fund may invest are limited to United States government and related securities (including those of agencies or instrumentalities) such as CMOs issued by GNMA, FNMA and FHLMC, and AAA rated whole loans.  Stripped mortgage securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets.  The Fund may invest in both the interest-only or “IO” class and the principal-only or “PO” class.  The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.  Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are lower than anticipated.

REMICs are offerings of multiple class real estate mortgage-backed securities that qualify and elect treatment as such under provisions of the Internal Revenue Code of 1986, as amended (the “Code”).  Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages.  Once REMIC status is elected and obtained, the entity issuing the REMIC is not subject to federal income taxation.  Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC.  A REMIC interest must consist of one or more classes of “regular interests,” some of which may offer adjustable rates, and a single class of “residual interests.”  To qualify as a REMIC, substantially all of the assets of the entity generally must be assets directly or indirectly secured principally by real property.

HOW THE FUNDS ARE MANAGED

Retirement System Investors Inc. (“RSI”) is the primary investment adviser for all six Investment Funds, pursuant to Management Agreements between RSI and the Trust.  RSI retains sub-advisers to manage each of the portfolios, subject to RSI’s overall supervision.  RSI selects sub-advisers based upon a quantitative and qualitative evaluation of their skills in managing assets pursuant to specific investment styles and strategies.  Short-term investment performance, by itself, is not a significant factor in selecting or terminating sub-advisers.

RSI is also responsible for overall management of each Investment Fund’s business affairs.  However, if authorized by the Fund, an investment manager or its affiliate may execute portfolio transactions for the Fund and receive brokerage commissions for those transactions.

23

Manager of Managers Structure

RSI has received an exemptive order from the Securities and Exchange Commission (“SEC”) which permits RSI to retain sub-advisers and amend sub-advisory agreements without unitholder approval, subject to Board approval.  The unitholders of each Investment Fund approved the proposed “manager of managers” agreement to be entered into between the Trust and RSI.  The investment advisory agreement approved by unitholders for use with the Trust’s “manager of managers” structure provides an advisory fee structure for the Trust that is substantially similar to that previously in place.  Under the “manager of managers” structure, RSI is responsible for selecting, monitoring and, if necessary, replacing one or more sub-advisers to the Trust, subject to approval by the Board of Trustees, but without unitholder approval.  Under this structure, the unitholders rely on RSI to select the sub-advisers who will manage the Trust’s assets.  The Core Equity Fund, Emerging Growth Equity Fund, International Equity Fund and Value Equity Fund are currently operating under the “manager of managers” structure.

The Investment Adviser and Sub-Advisers

RSI is the investment adviser to the Trust and retains sub-advisers to manage each of the six Investment Funds, as noted below.  For the Investment Funds for which there is more than one sub-adviser (Core Equity Fund, Emerging Growth Equity Fund, Value Equity Fund) the proportion of assets of a Fund under management by a sub-adviser may be adjusted from time to time by RSI.

RSI, 150 East 42nd Street, 27th Floor, New York, NY 10017-5633 is a wholly-owned subsidiary of Retirement System Group Inc. (RSGroup®).  It was formed in March 1989 to act as investment adviser to the Trust’s Investment Funds and currently advises approximately $450 million in assets.

On January 22, 2004, the Board of Directors of RSGroup® approved a Stock Purchase Agreement and Agreement and Plan of Merger (“Agreement”) with Sunrise Services Corp. (“Sunrise”) and a wholly-owned subsidiary of Sunrise (“Sunrise Acquisition”) whereby Sunrise agreed to acquire approximately 61% of the common stock of RSGroup® upon the terms and subject to the conditions set forth in the Agreement.  The stockholders of RSGroup® approved the stock purchase by Sunrise at a meeting held on March 8, 2004 and the Sunrise acquisition of RSGroup® common stock closed on March 25, 2004.  On March 28, 2005 Sunrise (now known as RSGroup Holdings Inc.) acquired the balance of the outstanding stock of RSGroup® under the terms and conditions of the Agreement.

The 2004 stock purchase constituted an “assignment” as defined in the Investment Company Act of 1940, which automatically terminated the Investment Management agreement with RSI.  In addition, the sub-advisory agreements between RSI and Batterymarch and RSI and Neuberger Berman provided for termination upon assignment.  Accordingly, each of these sub-advisory agreements terminated upon the closing of the Sunrise stock purchase.  A new Investment Management agreement between the Trust and RSI and new sub-advisory agreements between RSI and each of Batterymarch and Neuberger Berman were entered into upon the closing of the Sunrise stock purchase.  These agreements were approved on September 25, 2003 by the Board of Trustees of the Trust, including a majority of Independent Trustees.  At the Annual Meeting of Trust unitholders held on October 21, 2003, unitholders approved a new Investment Management Agreement between the Trust and RSI and new sub-advisory agreements between RSI and Batterymarch and RSI and Neuberger Berman to be effective upon the closing of the Sunrise stock purchase.  The new Investment Management agreement and each of the proposed new sub-advisory agreements are identical in all material respects to the agreements they replaced, except for the effective date.

24

CORE EQUITY FUND

RCM Capital Management LLC (“RCM”) and Northern Trust Investments, N.A. (“Northern Trust”) are the sub-advisers for the Core Equity Fund and manage approximately sixty percent and forty percent, respectively, of the Fund’s assets.

RCM, Four Embarcadero Center, San Francisco, CA 94111, is a wholly-owned subsidiary of US Holdings.  US Holdings, a registered investment adviser is wholly-owned by Dresdner Bank AG, which is a subsidiary of Allianz SE, based in Germany.  Dresdner was originally formed in 1970 as Rosenberg Capital Management and as of September 30, 2007 the RCM global investment platform had approximately $19.8 billion under management in its San Francisco office and approximately $164 billion under management and advice worldwide.

Northern Trust, 50 South LaSalle Street, Chicago, IL 60603, is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.  Northern Trust is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”).

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients.  TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company.  Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of September 30, 2007, Northern Trust and its affiliates had assets under custody of $4.1 trillion and assets under investment management of $761.4 billion.

VALUE EQUITY FUND

DePrince, Race & Zollo, Inc. (“DRZ”) and LSV Asset Management (“LSV”) are sub-advisers for the Value Equity Fund and manage approximately one-third and two-thirds, respectively, of the Fund’s assets.

DRZ, 250 Park Avenue South, Suite 250, Winter Park, FL 32789, was formed in 1995 as a Florida corporation.  DRZ is an institutional value income manager, and as of September 30, 2007, had approximately $5.5 billion in assets under management.

LSV, 1 North Wacker Drive, Chicago, Illinois 60606, was formed in 1994 as a Delaware partnership and is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models.  As of December 31, 2007, LSV managed approximately $73.2 billion in assets, including $2.3 billion in the Russell 1000 Value enhanced index strategy.

EMERGING GROWTH EQUITY FUND

Batterymarch Financial Management, Inc. (“Batterymarch”) and Neuberger Berman Management Inc. (“Neuberger Berman”) are the sub-advisers for the Emerging Growth Equity Fund, and manage approximately sixty percent and forty percent respectively, of the Fund’s assets.

Batterymarch, John Hancock Tower, 200 Clarendon Street, Boston, MA 02116, is a registered investment adviser founded in 1969 and a wholly-owned, independently managed subsidiary of Legg Mason, Inc., a global asset management company.  Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and

25

foreign governmental entities.  As of September 30, 2007, Batterymarch managed approximately $29.8 billion in assets.

Neuberger Berman, 605 Third Avenue, New York, NY 10158, and its predecessor firms have specialized in investment management dating to 1939, and established one of the first no-load mutual funds in 1950.  Neuberger Berman, LLC and Lehman Brothers Inc. affiliates of Neuberger Berman, may act as brokers in the purchase and sale of Emerging Growth Equity Fund securities, and provide Neuberger Berman with certain assistance in the management of the portfolio without added cost.  As of September 30, 2007, Neuberger Berman and its affiliates managed approximately $153.2 billion in assets.  Neuberger Berman became a wholly-owned subsidiary of Lehman Brothers Holdings Inc. on October 31, 2003.  Lehman Brothers, a publicly traded company, is a leading global investment bank.

INTERNATIONAL EQUITY FUND

Julius Baer Investment Management LLC (“JBIM”) is the sub-adviser for the International Equity Fund and manages all of the assets of the fund’s portfolio.

JBIM, 330 Madison Avenue, New York, NY 10017, was created in 1983 and is a wholly-owned subsidiary of Julius Baer Americas Inc. (“JBA”), which is a wholly-owned subsidiary of Julius Baer Holding Ltd (“JBH”) of Zurich, Switzerland.  As of September 30, 2007, JBIM had assets under management of approximately $73 billion.

ACTIVELY MANAGED BOND FUND AND INTERMEDIATE-TERM BOND FUND

Shay Assets Management, Inc. (“Shay”) is the sub-adviser for the Actively Managed Bond and Intermediate-Term Bond Funds and manages all of the assets of these Funds’ portfolios.

Shay Assets Management, Inc., 230 West Monroe Street, Chicago, IL, is a wholly-owned subsidiary of Shay Investment Services, Inc., a diversified financial services company that is a closely held corporation controlled by Rodger D. Shay, Sr. and Rodger D. Shay, Jr.  Shay was founded in 1997 and currently manages approximately $3 billion in assets.  Shay has branch offices in Miami, FL and New York, NY.

The Portfolio Managers

The name, title, length of service and business experience during the past five years of the person or persons primarily responsible for the day to day management of each Investment Fund are stated below.

CORE EQUITY FUND

RCM manages approximately sixty percent of the assets of the Core Equity Fund.  Ray Edelman has served RCM as Portfolio Manager for the Core Equity Fund’s assets since December 2004.  Mr. Edelman has served as the Director and Co-Chief Investment Officer of the U.S. Large Cap Core Growth Equity Portfolio Management Team.  Prior to joining RCM in 2004, he spent 20 years at Alliance Capital Management as a Portfolio Manager and Research Analyst.

Northern Trust manages approximately forty percent of the assets of the Core Equity Fund using an index approach that seeks to track the performance of the S&P 500 Index.  Chad M. Rakvin, a Vice President at Northern Trust, has served as Northern Trust’s Core Equity Fund Portfolio Manager for two years.  He joined Northern Trust in 2004, and has been a member of the quantitative management group for domestic index products.  From 1999 to 2004, Mr. Rakvin was with Barclays Global Investors, where he was head of index research and an equity portfolio manager.

26

VALUE EQUITY FUND

DRZ manages approximately one-third of the assets of the Value Equity fund.  Gregory M. DePrince and Jill Lynch will serve as co-portfolio managers for the investment fund.  Mr. DePrince is a Co-Founder and Principal of DRZ.  Ms. Lynch joined DRZ in 1995 and is also a Principal.  Mr. DePrince and Ms. Lynch oversee the portfolio management, research and trading functions as they relate to the firm’s large-cap value discipline.

LSV manages approximately two-thirds of the assets of the Value Equity Fund.  The investment management team of Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani serve as portfolio managers.  Mr. Lakonishok has been with the firm since its inception and serves as CEO, CIO, Partner and Portfolio Manager.  Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995 and a Partner since 1998.  Mr. Mansharamani has served as a Quantitative Analyst since 2000 and a Partner and Portfolio Manager since 2006.

EMERGING GROWTH EQUITY FUND

Batterymarch manages approximately sixty percent of the assets of the Emerging Growth Equity Fund.  The Batterymarch U.S. Investment Team is responsible for the day-to-day management of the portfolio.  The two portfolio managers on the U.S. Investment Team with the most significant responsibilities for the day-to-day management of the Emerging Growth Equity Fund and their backgrounds, are as follows:  Yu-Nien (Charles) Ko, CFA, Co-Director and Senior Portfolio Manager, U.S., 2006-present, Portfolio Manager 2003-2005, and Quantitative Analyst with Batterymarch from 2000-2003; and Stephen A. Lanzendorf, CFA, Director and Senior Portfolio Manager, U.S., 2006-present, previously a quantitative strategist at Independence Investments, LLC and the Colonial Group with 23 years of investment experience.

Neuberger Berman manages approximately forty percent of the assets of the Emerging Growth Equity Fund.  Neuberger Berman’s portion of the Emerging Growth Equity Fund is managed by Michael Fasciano, CFA, Managing Director of Neuberger Berman.  Mr. Fasciano joined Neuberger Berman in 2001 and serves as portfolio manager of the Neuberger Berman Fasciano Fund.  Prior to joining Neuberger Berman, Mr. Fasciano was President of Fasciano Company, Inc., from 1986 to 2001.

INTERNATIONAL EQUITY FUND

JBIM manages the portfolio of the International Equity Fund.  JBIM uses a team investment approach.  Final investment decisions are made by Richard Pell, Chief Investment Officer, together with Rudolf-Riad Younes, CFA, Head of International Equity.  Mr. Pell joined JBIM in his present position in 1995.  Prior to joining JBIM, he worked in Global Portfolio Management at Bankers Trust Company from 1990 to 1995.  Mr. Younes joined JBIM in his present position in 1993.  Prior to joining JBIM, he was an Associate Director at Swiss Bank Corp. from 1991-1993.

ACTIVELY MANAGED BOND FUND AND INTERMEDIATE TERM BOND FUND

Shay manages the two Bond Funds and Deborah A. DaGiau serves as the portfolio manager.  Ms. DaGiau previously managed these portfolios as a Vice President of RSI, dating back to January 2000.  Previously she was a co-manager of the Bond Funds since November 1995.  Ms. DaGiau develops investment strategies and selects securities for the portfolios.

The Statement of Additional Information contains additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of units of the Trust.

27

Amounts Paid For Portfolio Management

RSI provides investment management services to each of the Investment Funds at fees provided in the applicable Management Agreement.  Several of the Funds pay a graduated incremental fee i.e., the rate of the fee is reduced on assets under management that exceed certain thresholds, or breakpoints.  The sub-advisers are not paid directly by the Funds, but are paid by RSI from the fees that it receives from the Funds.  The maximum and minimum fees payable by each Investment Fund are shown below, as a percentage of average net assets, along with the amount paid by each Fund for the fiscal year (“FY”) ended September 30, 2007 in dollars and as a percentage of assets at the end of the FY.

	Maximum	Minimum	Paid for FY 2007	Paid for FY 2007
Fund	% of Average Net Assets		$ Amount	% of FY End Assets

Core Equity Fund	0.52%	0.48%	$696,618	0.54%

Value Equity Fund	0.54%	0.48%	$586,663	0.59%

Emerging Growth Equity Fund	1.04%	0.94%	$626,180	1.18%

International Equity Fund	0.80%	0.80%	$654,367	0.79%

Actively Managed Bond Fund	0.40%	0.35%	$459,012	0.39%

Intermediate-Term Bond Fund	0.40%	0.35%	$118,623	0.40%

A discussion regarding the basis for the Trustees’ approval of the investment advisory agreements for the Investment Funds is available in the Trust’s annual report to unitholders covering the fiscal year ended September 30, 2007.

28

UNITHOLDER INFORMATION

INVESTING IN THE TRUST

WHO MAY INVEST

The Trust offers its Investment Funds only to Qualified Trusts.  Qualified Trusts are either:

•                  Trusts which are exempt from taxation under Section 501(a) of the Code, and which have been established by Eligible Employers to effectuate pension or profit sharing plans which are qualified under Section 401(a) of the Code, or

•                  Individual retirement trusts or custodial accounts which are exempt from taxation under Section 408(e) of the Code and which have been established by Individual Retirement Accountholders to effectuate an individual retirement trust or custodial agreement which is maintained in conformity with Section 408(a) of the Code, including Roth IRAs as defined in Code Section 408A.

Eligible Employers are corporations or associations organized under the laws of any state or of the United States, organizations which are controlling, controlled by, or under common control with such eligible employers or the members of which consist solely of some or all of such organizations, organizations which are determined by the Trustees of the Trust to have business interests in common with other organizations participating in the Trust or self-employed individuals; provided, however, that the participation in the Trust of any self-employed individual or of any corporation or association which is not a bank, savings bank, credit union or savings and loan association, or controlling, controlled by, or under common control with a bank, savings bank, credit union or savings and loan association, may be subject to the approval of the Trustees of the Trust.

Individual Retirement Accountholders are individuals for whom an individual retirement account has been established.

EMPLOYER SPONSORED PLANS

To participate in the Trust, an Eligible Employer must execute an agreement with the Trust or adopt resolutions or other documentation satisfactory to the Trustees (a “Participation Agreement”).  A Participation Agreement of an Eligible Employer adopts the Trust’s Agreement and Declaration of Trust as a part of the Plan of the Eligible Employer and provides that the provisions of the Agreement and Declaration of Trust shall be controlling with respect to the assets of the Plan transferred to the Trustees.  In addition, an Eligible Employer may elect to establish a Full Participating Trust, in which case the Participation Agreement also provides for the designation of the Trustees of the Trust as trustees of the Eligible Employer’s Plan and for the allocation of certain administrative plan responsibilities between the Trustees and Investment Fiduciaries designated by the Eligible Employer.

In the case of a Full Participating Trust arrangement, the Trust is responsible for allocating the Plan assets invested in the Trust among its various Investment Funds, and the Plan’s Investment Fiduciaries (other than the Trustees) have only limited ability to direct the investment among Funds.  However, subject to guidelines established by the Trustees, a Full Participating Trust may reserve to its Investment Fiduciaries Classification Authority, i.e., the authority to direct the proportions in which its Trust investments are divided between the investment classifications established by the Trust (e.g., equity funds, fixed-income funds) and, in the case of a Full Participating Trust implementing a defined benefit plan, Unit Direction Authority, i.e., the authority to direct investment of its assets in specified Investment Funds.  Participating Trusts other than Full Participating Trusts will have Unit Direction Authority.

29

Full Participating Trusts

The Participation Agreement which adopts the Agreement and Declaration of Trust is required to provide for the manner of administration of the Plan of Participation and the investment of its assets, including, among other things, any applicable allocation of authority between the Trustees and Investment Fiduciary designated by the Full Participating Employer with respect to the acquisition, retention and disposition of units of the Trust on behalf of the Full Participating Trust.

Purchasers of an Investment Fund or Funds by Full Participating Trusts are effected by the Trustees in their discretion, which is exercised consistently with the directions of the Investment Fiduciaries in the case of Full Participating Trusts subject to Classification Authority and/or Unit Direction Authority that has been reserved to the Investment Fiduciaries.

Subject to the approval of the Trustees, the benefits under a Plan of Participation may be funded through one or more funding agencies in addition to the Trust.  Such a plan, sometimes referred to as a “Plan of Partial Participation,” remains a Plan of Participation subject to the provisions of the Agreement and Declaration of Trust, and the Eligible Employer which sponsors it remains a Full Participating Employer, except that the Trustees have no responsibility with respect to the assets of a Plan of Partial Participation which are not held and administered by them under the Agreement and Declaration of Trust.  The Investment Fiduciaries of a Plan of Partial Participation are solely responsible for the manner in which the plan assets of such plan shall be diversified.  A Full Participating Employer sponsoring a Plan of Partial Participation is required to elect that the assets of its Full Participating Trust held by the Trustees shall be subject to Unit Direction Authority, and/or, with the consent of the Trustees, to Classification Authority.

•              Defined Benefit Plans

A Full Participating Employer sponsoring a defined benefit Plan of Participation may elect to reserve to the Investment Fiduciaries Classification Authority or Unit Direction Authority, or both.  Except to the extent authority is reserved to Investment Fiduciaries, the Trustees, acting as the trustees of the Full Participating Trust established in connection with a defined benefit Plan, determine in their discretion the Investment Funds which will be acquired, retained and disposed of by the Full Participating Trust.  In this connection, the Trustees may establish guidelines as to proportions of the units held in such Full Participating Trust which shall be allocated among various Investment Funds and may take into account characteristics of the Plan of Participation, Full Participating Employer, Plan participants, or other factors as they may deem relevant.

For Full Participating Trusts that are Defined Benefit Plans, the Trustees have established two classifications for the purposes of reserving Classification Authority: fixed-income investments and equity investments.  The Trustees may change the Investment Classifications or add new classifications from time to time.

The allocation of the assets of a Full Participating Trust among Investment Funds are effected in conformity with the funding policy established with respect to the Plan of Participation in accordance with the provisions of the Agreement and Declaration of Trust.  The Trustees may establish guidelines with respect to the allocation of units where discretion has been reserved to Investment Fiduciaries, taking into account such characteristics of the Plan of Participation, Full Participating Employer, plan participants or other factors as they may deem relevant.  To the extent permitted by the Employee Retirement Income Security Act of l974, as amended (“ERISA”), and subject to the requirements of any guidelines so established, the Trustees will follow the investment directions of the Investment Fiduciaries and will have no liability or responsibility with respect to such directions.

30

•                  Defined Contribution Plans

For Full Participating Trusts that are Defined Contribution Plans, the Trustees have established two classifications for the purposes of reserving Classification Authority: fixed-income investments and equity investments.  The Trustees may change these classifications or add new classifications from time to time.

Each Full Participating Employer sponsoring a defined contribution plan which is funded under a Full Participating Trust is required to elect in its Participation Agreement the classifications among which contributions under such plan shall be allocated.  The Trustees may, upon the request of such Full Participating Employer or Investment Fiduciaries, if any, establish other investment classifications, which include other classes of units selected by such Full Participating Employer or its Investment Fiduciaries.  The Full Participating Employer or its Investment Fiduciaries shall provide the Trust with investment instructions in respect of contributions made under its defined contribution plan specifying the classifications under which contributions are to be invested.  The Trustees shall invest contributions and make withdrawals so as to preserve the classification proportions that have been specified.  To the extent permitted by ERISA, the Trustees shall have no liability or responsibility for the determination of the Investment Funds included in a special defined contribution Investment Classification directed by a Full Participating Employer or its Investment Fiduciaries.  The allocation of the assets among the classifications established by the Trustees and the selection of the Investment Funds shall be subject to the funding policy established with respect to the defined contribution plan in accordance with the provisions of the Agreement and Declaration of Trust and such guidelines as may be established by the Trustees.

Participating Trusts of Eligible Employers other than Full Participating Trusts

Participating Trusts of Eligible Employers other than Full Participating Trusts can effect purchases of specific Investment Funds by entering into a Participation Agreement and by sending the Trust investment instructions on a Participation Agreement and Purchase Order Application available to an Eligible Employer’s plan fiduciaries.  The application can be obtained from the offices of RSI Retirement Trust at 150 East 42nd Street, 27th Floor New York, NY 10017-5633, or Retirement System Distributors Inc. (“Distributor”), at the same address.  Completed applications and funds in the form of checks can be submitted in person to the office of the Trust or by mail.  Investors wishing to purchase units by means of wire transfer should contact the Distributor.

The Distributor may enter into agreements with various outside brokers on behalf of the Trust through which Participating Trusts of Eligible Employers other than Full Participating Trusts may purchase units of Investment Funds.  Such units may be held by such outside brokers in an omnibus account rather than in the name of the Participating Trusts.

Participating Trusts of Eligible Employers other than Full Participating Trusts, including those which hold Investment Funds through outside brokers, may purchase additional units of Investment Funds by telephone if they have made arrangements in advance with the Trust.  To place a telephone order, such Participating Trusts or brokers should call the Distributor at 1-800-772-3615.

Individual Retirement Accounts (“IRAs”)

Individual Retirement Accounts (both traditional IRAs and Roth IRAs) are eligible for participation in the Trust.  The Trust serves solely as the investment vehicle for the IRAs.  IRA Accountholders may purchase units of all Investment Funds.  In order for an IRA to participate in the Trust, the Accountholder must send a completed Traditional IRA/Roth IRA Application and Transfer Form to the Distributor or to RSGroup Trust Company as trustee, indicating the type of IRA involved and instructing the custodian how to allocate the investment among the various Investment Funds.  Subsequent investments will be made according to the asset allocation accompanying the applicable additional purchase order form.

31

Traditional IRA/Roth IRA Application and Transfer Forms can be obtained by writing to the Distributor Attn.:  Investor Services, at 150 East 42nd Street, 27th Floor New York, NY 10017-5633, or by calling the Distributor’s Individual Retirement Account Investor Services line at 1-800-772-3615.  Completed Traditional IRA/Roth IRA Application and Transfer Forms and contribution checks can be submitted in person to the office of the trustee or Trust or by mail to the above address.  Investors wishing to purchase units by means of wire transfer should contact the Distributor.

PURCHASES

There is no minimum initial investment for the Trust or for any of its Investment Funds, and subsequent investments may be made in any amount.  There are no sales loads, and all funds will be invested in full and fractional units at NAV.

The purchase price for units of each Investment Fund will be the NAV per unit next determined following receipt of a properly completed investment application form at the office of the Trust.   If the application form is not properly completed, the order may be delayed during the time needed to obtain the required information.

Units are not transferable, and certificates representing units of the Trust will not be issued.

The Trust reserves the right in its sole discretion to (a) suspend the availability of its units, or (b) reject requests for admission, when in the judgment of the Trustees such suspension or rejection is in the best interests of the Trust.  In addition, the availability of Investment Funds to Full Participating Trusts shall be subject to the applicable authorizing election of the Full Participating Employer and the guidelines established by the Trustees.

In order for a Participating Trust to purchase units, its trust agreement must contain an appropriate provision authorizing the investment of all or a portion of its assets in the Trust.

WITHDRAWALS AND EXCHANGES

Withdrawals from Investment Funds (Redemptions)

All or a portion of the units held in any of the Investment Funds can be redeemed at any time.

The withdrawal price will be the NAV per unit next determined following receipt of instructions for withdrawal, together with all other required documents, in proper form at the office of the Trust.  Generally, a request must be accompanied by appropriate evidence of authority and authorization (e.g., certified resolutions, incumbency and signature certificates, evidence of any required governmental approval, and a signature guarantee for certain Individual Retirement Accounts).  A signature guarantee will be required if the distribution is: payable to someone other than the Accountholder; to be invested in a joint tenancy account; mailed to an address other than that listed on the account registration; or greater than $25,000.  The value of a unit on withdrawal may be more or less than the value upon admission to the Investment Fund, depending upon the value at the time of withdrawal of the assets in the Investment Fund, from which the units are withdrawn.

Withdrawals are subject to determination by the Trustees that the Redemption Request Form or new custodian’s transfer form has been properly completed.  If these forms are sent by facsimile transmission, distribution is subject to receipt by the Trust of the original form.

If the redemption request is not properly completed or does not contain all required documents, the order may be delayed while Retirement System Consultants Inc. ascertains and obtains, if required, the information necessary to properly complete the redemption request and forward it to the Trust.

32

A redemption request filed by a Participating Trust (including an Individual Retirement Account) which is not properly completed will be directed to Retirement System Consultants Inc. for clarification.  Retirement System Consultants Inc. will ascertain and obtain, if required, the information necessary to properly complete the redemption request and forward it to the Trust.  If such redemption request is transmitted to the Trust in proper form by the close of trading (normally 4:00 p.m., Eastern Time), the withdrawal will be effected at the NAV determined as of the close of business on that day.  Otherwise, such withdrawal will be based on the next determined NAV.

Payment for units withdrawn by a Participating Trust which is not a Full Participating Trust (including an Individual Retirement Account) will be made by check drawn in favor of the trustee or custodian of such Participating Trust.  Payment for units withdrawn by a Full Participating Trust will be made to the Trustees in their capacities as the trustees of such Full Participating Trust to be administered in accordance with the Agreement and Declaration of Trust.

Participating Trusts (other than Individual Retirement Accounts) can make withdrawals at any time by filing the redemption request form provided by the Trustees at the Trust’s office.

Individual Retirement Accountholders can request a distribution of account units at any time, by completing a Redemption Request Form, which is available by calling the Distributor’s Individual Retirement Account Investor Services line at 1-800-772-3615, or by writing to the Distributor, Attn.: Investor Services, at 150 East 42nd Street, 27th Floor New York, NY 10017-5633.  A redemption of account units can also be accomplished by filing a completed transfer form of another trustee or custodian.

Withdrawal of units by a Full Participating Trust shall be made only by the Trustees, in their capacities as trustees of a Full Participating Trust, acting in their discretion consistently with the directions of the Investment Fiduciaries in the case of Full Participating Trusts subject to Classification Authority and/or Unit Direction Authority and to the allocation directions relating to DC Investment Classifications provided with respect to Full Participating Trusts established under defined contribution plans.

Payment for units withdrawn will normally be made, in the case of Full Participating Trusts, to the Trustees in their capacities as trustees of the Full Participating Trust or, in the case of Participating Trusts other than Full Participating Trusts (including Individual Retirement Accounts), to the trustee or custodian of such Participating Trust, within one business day of the determination of NAV following receipt of documents in proper form, but in no event will payment be made more than seven days after such receipt.  The payment may be delayed or the right of withdrawal from any Investment Fund suspended at times when (a) trading on the New York Stock Exchange is restricted or closed for other than customary weekends and holidays, (b) an emergency, as defined by rules of the SEC, exists making disposal of portfolio securities or determination of the value of the net assets of an Investment Fund not reasonably practicable, or (c) the SEC has by order permitted such suspension.

Withdrawal Due to Disqualification

Disqualification of a Participating Trust (other than an Individual Retirement Account) could result from actions taken by the trustee thereof or by the administrators or fiduciaries of the plan with respect to which it has been established.  In that event, a determination of disqualification may be made by the Internal Revenue Service or by a court.  If at any time a Participating Trust is disqualified, the Trustees will withdraw all units of such Participating Trust at the NAV next determined after the Trustees are apprised of such disqualification.  Payments for units withdrawn by the Trustees upon disqualification will be made as described above.

Exchanges

Units in any Investment Fund may be exchanged without cost for units in any other Investment Fund.  Exchanges may be effected by Participating Trusts other than Full Participating Trusts (but not including Individual

33

Retirement Accounts), and by Full Participating Trusts subject to Unit Direction Authority, by sending completed investment instructions to the Trustees.  Exchange of units by a Full Participating Trust other than a Full Participating Trust subject to Unit Direction Authority, shall be made only by the Trustees in their capacities as trustees of such Full Participating Trust, acting in their discretion consistently with the direction of the Investment Fiduciaries in the case of Full Participating Trusts subject to Classification Authority and to the allocation directions relating to DC Investment Classifications provided with respect to Full Participating Trusts established under defined contribution plans.  Investment exchange forms can be obtained from the Trust at its office.  Completed investment exchange forms can be returned in person or by mail to the Trust.

Individual Retirement Accountholders may exchange units in any Investment Fund for units in any other Investment Fund without cost either by completing a Traditional IRA and Roth IRA Exchange Request Form, by telephone, or via the internet.  The form is available by calling the Distributor’s Individual Retirement Account Investor Services line at 1-800-772-3615 or by writing to the Distributor, Attn.: Investor Services, at 150 East 42nd Street, 27th Floor New York, NY 10017-5633.  Exchanges may be effected by an Individual Retirement Accountholder by sending a completed Exchange Request Form to the trustee of the Individual Retirement Account.  Any exchange transacted through the use of the Exchange Request Form will be based on the respective NAVs of the units involved next determined after receipt of instructions for an exchange at the office of the Trust prior to the close of trading (normally 4:00 p.m., Eastern Time).  These exchanges are subject to determination by the Trustees that the investment exchange form has been properly completed.

If the exchange is to be completed by telephone or via the internet, the IRA trustee will be entitled to rely and act upon any telephonic or internet instructions, deemed to be in proper form, received from any person directing the exchange of investments in the account(s) for other investments allowed to be exchanged; provided that the Trust is then available for sale in the Individual Retirement Accountholder’s state of residence.  The IRA trustee will not incur liability, cost or expense arising out of any telephonic or internet exchange request effected pursuant to telephonic or internet instructions.  Any exchange transacted by telephone or via the internet will be based on the respective NAVs of the units involved next determined after instructions and prior to the close of business (normally 4:00 p.m., Eastern Time).  (The trustee of all Individual Retirement Accounts is a Participating Trust of the Trust, although not a Full Participating Trust.)

The interests of the Trust’s long-term unitholders may be adversely affected by certain short-term trading activity by Fund unitholders.  Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, or dilute the value of Fund units held by long-term unitholders.  This type of excessive short-term frequent trading activity is often referred to as “market timing.”  The Funds are not intended as vehicles for market timing.

No specific limitations on unitholder transactions have been adopted.  The majority of Trust assets are held in accounts pursuant to which the Trust has been granted discretion as to the allocation of the investment among the Trust’s various Investment Funds.  Although other accounts, such as 401(k) accounts, are allowed to trade without limitation, none of the investment funds has experienced disruptions or other problems due to excessive trading in Investment Fund units.  The Trust monitors the trading activity in the Investment Funds and, if disruptive trading activity is observed, will consider the adoption of appropriate limitations or restrictions.

The Trust, in determining its NAV, may use fair value pricing as described in the “Valuation of Units” section.  Fair value pricing may reduce or eliminate the profitability of certain market timing strategies.

Fair value prices are determined by the Trust according to procedures adopted by the Trustees.  When fair value pricing is employed, the prices of securities used by the Trust to calculate its NAV may differ from quoted or published prices for the same securities.

34

VALUATION OF UNITS

NAV per unit of each Investment Fund is determined by dividing the total value of the Investment Fund’s assets, less any liabilities, by the number of units of such Investment Fund outstanding.  The Trust determines the value of the assets held in each Investment Fund as of the close of trading (normally 4:00 p.m. Eastern Time).

Current market prices are used to value Fund assets except for debt securities with remaining maturities of sixty-days or less, which are valued on the basis of amortized cost.  In the absence of an ascertainable market value, assets are valued at their fair market value as determined by the officers of the Trust using methods and procedures reviewed and approved by the Trustees.  Investments denominated in foreign currencies are valued in United States dollars at the prevailing rate of exchange.  Because foreign markets may trade when U.S. markets are closed, the value of securities may change while purchase or redemption is not available.

The Trust does not ordinarily declare and pay dividends on its investment income.  Income earned on assets in an Investment Fund is included in the total value of such Investment Fund’s assets.

The Trust has adopted, for each of the Investment Funds, valuation procedures for the fair value pricing of securities.  These procedures for fair value pricing will be employed, among other instances, whenever the investment adviser or sub-adviser believes that market quotations for a security are unreliable or not available, for securities that the investment adviser or sub-adviser believe have been priced incorrectly, or securities affected by an event that the investment adviser or sub-adviser believes with a reasonably high degree of certainty has caused the closing market price of one of the Trust’s portfolio securities to no longer reflect its value at the time of the Trust’s NAV calculation.  Under these valuation procedures for fair value pricing of securities, the valuation of a security shall be made on the basis of many factors that include the liquidity of the security, the issuer’s financial condition, the price of any recent transactions or bid/offers for such security, other analytical data, or any other factor consistent with the valuation of similar securities held by other affiliated funds.

As noted above, in the discussion of short-term trading and market timing under “Withdrawals and Exchanges — Exchanges,” without the use of fair value pricing procedures, an investor employing certain market timing strategies may be able to use differences between closing prices and market valuations of an Investment Fund’s portfolio securities to engage in arbitrage vis-à-vis an Investment Fund, especially one with international investments.  Fair value pricing may reduce or eliminate the profitability of such strategies.

DISTRIBUTIONS AND TAXES

With respect to the plans of Eligible Employers, the Trust has received from the Internal Revenue Service a determination that it is a commingled trust which is exempt from taxation under Section 501(a) of the Code with respect to funds derived from Participating Trusts which are pension or profit-sharing trusts maintained in conformity with Section 401(a) of the Code.

In order for the Trust to maintain its tax-exempt status, only Qualified Trusts (including Individual Retirement Accounts) may participate in the Trust.  In addition, all corpus and income belonging to any Qualified Trust must be used exclusively for the benefit of the participants and their beneficiaries under that Qualified Trust.  No Participating Trust may assign any part of its interest in the Trust.  The Trust must, at all times, be maintained as a domestic trust in the United States, and there must be a separate accounting for the interest of each Participating Trust in the Trust.

The Trust does not intend to declare a dividend from its net investment income or to make distributions of any gains realized on sales of portfolio securities.  Income on, and gains realized from the sale of, portfolio securities of each Investment Fund will be added to the total asset value of the assets of such Investment Fund and

35

expenses and losses realized from the sale of portfolio securities of each Investment Fund will be subtracted from the total asset value of the assets of such Investment Fund.

Payments for units withdrawn from the Trust are not taxable upon their distribution to the trustees of a Qualified Trust which is qualified under Section 401(a) or 408(e) of the Code.  Distributions from such a trust to the beneficiaries thereof may be subject to Federal income taxation, unless “rolled over” into another tax-qualified trust or Individual Retirement Account.  Qualifying distributions from a Roth IRA are not includable in gross income for Federal income tax purposes.

The foregoing describes only certain Federal tax considerations relating to the Trust.  Among other things, it does not describe other tax laws such as state or local taxes, does not describe the deductibility of contributions to Participating Trusts and does not describe the taxation of individual participants on the receipt of distributions from Participating Trusts.  Trust Participants and Eligible Employers and Individual Retirement Accountholders should consult their individual tax advisors with respect to the taxes applicable to or in respect of their Plans.

SELECTIVE DISCLOSURE OF FUNDS’ HOLDINGS

Please consult the Fund’s Statement of Additional Information for a description of the policies and procedures that govern disclosure of the Trust’s portfolio holdings.  Generally, the Trust’s portfolio holdings are published by inclusion in the Trust’s annual and semi-annual reports to shareholders and by filing schedules of investments with the SEC on a quarterly basis.

ADMINISTRATION OF THE TRUST

The Distribution Agreement

The Trust has entered into a Distribution Agreement with the Distributor, whereby the Distributor will distribute and promote the sale of units in the Trust’s Investment Funds.

Pursuant to the Distribution Agreement, the Distributor is responsible for paying all distribution expenses incurred in connection with the performance of its services on behalf of the Trust.  Distribution expenses are expenses that represent payment for activities primarily intended to result in the sale of units and include: (a) distribution services, including processing transactions and answering inquiries from new or prospective investors; (b) marketing and promotional activities, including advertising and direct mail promotions; (c) preparing, printing and distributing advertising and sales literature; and (d) market research.

The Service Agreement

The Trust has entered into a Service Agreement with Retirement System Consultants Inc. (the “Service Company”), whereby the Service Company provides the Trust with the general administrative and related services necessary to carry on the affairs of the Trust.

Pursuant to the Service Agreement, the Service Company has agreed to:  (a) manage, supervise and conduct the affairs and business of the Trust; (b) provide the Trust with office space, equipment and personnel, and certain clerical and back office services; (c) provide the Trust with stock transfer agent and registrar services; (d) provide the Trust with certain plan administrative services necessary due to the fact that the Trustees of the Trust are the Trustee Administrator for each of the affected Participating Trusts under the Trust’s Agreement and Declaration of Trust; and (e) provide the Trust with certain administrative services in connection with Individual Retirement Accounts.  In addition, the Service Company provides information relating to the allocation of assets between equities and fixed-income obligations and within specified Investment Funds of the Trust.

36

Custodian

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, acts as custodian of the assets of the Trust.

Expenses

All fees and expenses incurred in the administration of the Trust (other than expenses relating to the administration of Plans of Participation and any maintenance fee charged to Individual Retirement Accountholders), are charged to the Trust.  Expenses relating to the administration of Plans of Participation are charged to Full Participating Employers.  Expenses relating to the administration of Individual Retirement Accounts are charged to Individual Retirement Accountholders.  Examples of expenses relating to the administration of Plans of Participation and Individual Retirement Accounts are general overhead expenses (other than for investment), and particular expenses arising from services to particular Plans of Participation and Individual Retirement Accounts, which are recorded on the basis of time records maintained by the Service Company and actuarial expense.  Expenses chargeable to the Trust which are directly attributable to a particular Investment Fund are charged to that Investment Fund’s operations.  Expenses which are not attributable to a particular Investment Fund are allocated among the Investment Funds on bases which are deemed equitable by the Trustees.

 UNITS OF BENEFICIAL INTEREST AND VOTING RIGHTS

The units offered by the Trust constitute units of beneficial interest in the respective Investment Funds as to which they have been issued.  The Agreement and Declaration of Trust permits the Trustees to create an unlimited number of Investment Funds.  Each class of units designated as a separate Investment Fund represents a separate pool of assets.  Currently, the Trust is offering units of beneficial interest in the six Investment Funds described in this Prospectus.  The Trustees may classify or reclassify units into one or more Investment Funds so long as such classification or reclassification does not have a material adverse effect on Participating Trusts which own the units.

The units of each Investment Fund are fully paid and non-assessable, except as described in the last paragraph hereunder, have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.  The voting rights of the units held by a Participating Trust are exercised by the named fiduciary or fiduciaries of the related plan who have been duly vested in accordance with the provisions of ERISA, with authority to invest assets of the plan in units of the Trust or, if applicable, the Individual Retirement Accountholder (“Trust Participant”).  A Trust Participant is entitled to one vote for each full unit (and a fractional vote for each fractional unit) outstanding on the books of the Trust in the name of the Participating Trust.  The units of each Investment Fund have non-cumulative voting rights, which means that the holders of more than 50% of the units voting for the election of the Trustees can elect 100% of the Trustees if they choose to do so.  On any matter submitted to a vote of Trust Participants, all units of the Trust then issued and outstanding and entitled to vote, irrespective of the class, will be voted in the aggregate and not by class, except (a) when required by the Investment Company Act, units shall be voted by individual classes; and (b) when the matter affects an interest of less than all classes, then only Trust Participants of Participating Trusts which own units of the affected series shall be entitled to vote.  Units vote in the aggregate on matters such as the election of Trustees; whereas, units are voted by class on matters such as the approval of an Investment Management Agreement and changing certain investment restrictions.

No certificates will be issued for Trust units.  Trust units are not transferable or assignable.

Participating Trusts may be subject to liability for obligations of the Trust under the laws of some jurisdictions.  Therefore, the Agreement and Declaration of Trust contains a disclaimer of liability of Participating

37

Trusts and requires notice of such disclaimer be given in each obligation entered into or executed by the Trustees.  It also provides for an indemnification out of Trust property for any Participating Trust held liable for the obligations of the Trust.

FINANCIAL HIGHLIGHTS

The information for the years ended September 30, 2004, 2005, 2006 and 2007 has been audited by Anchin, Block & Anchin LLP, whose report thereon, which is incorporated by reference, appears in the Trust’s 2007 Annual Report to unitholders.  The information for the year ended September 30, 2003 has been audited by another independent registered public accounting firm. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.  Further performance information is contained in the 2007 Annual Report which may be obtained without charge.  See, “Statement of Additional Information – Financial Statements.”

38

	Core Equity Fund
	Year Ended
	9/30/07	9/30/06^	9/30/05^	9/30/04^	09/30/03^
Per Unit Operating Performance:*
Net Asset Value, beginning of the year as previously reported	$9.26	$8.55	$7.60	$7.05	$6.08
Adjustment for accrual of post-retirement benefits	(0.01)	—	—	—	—
Net Asset Value, beginning of the year including accrual of post-retirement benefits	$9.25	$8.55	$7.60	$7.05	$6.08

Income from Investment Operations:
Net investment income	0.69	0.03	0.05	0.02	— **
Net realized and unrealized gain on investments	0.85	0.68	0.90	0.53	0.97
Total from Investment Operations	1.54	0.71	0.95	0.55	0.97

Net Asset Value, end of the year	$10.79	$9.26	$8.55	$7.60	$7.05

Total Return, including accrual of post-retirement benefits	16.65%	8.34%	12.46%	7.74%	16.02%
Adjustment for accrual of post-retirement benefits	(0.13)%	—	—	—	—

Total Return	16.52%	8.34%	12.46%	7.74%	16.02%

Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.19)%	(1.20)%	(1.18)%	(1.17)%	(1.10)%
Net Expenses	(1.19)%	(1.18)%	(1.17)%	(1.17)%	(1.10)%
Net investment income (loss)	0.41%	0.31%	0.59%	0.23%	(0.06)%

Portfolio turnover rate	34.03%	35.90%	61.73%	52.45%	120.81%

Net Assets, end of the year ($1,000’s)	$129,603	$130,211	$128,208	$143,653	$153,062

*   For a unit outstanding throughout the period using average units basis.

** Less than $0.01 per unit.

^   Financial highlights per unit amounts have been restated for periods indicated for a ten for one unit split which occurred after close of business on May 8, 2006.

39

	Value Equity Fund
	Year Ended
	9/30/07	9/30/06^	9/30/05^	9/30/04^	09/30/03^
Per Unit Operating Performance:*
Net Asset Value, beginning of the year as previously reported	$11.30	$10.08	$8.95	$7.56	$6.41
Adjustment for accrual of post-retirement benefits	(0.01)	—	—	—	—
Net Asset Value, beginning of the year including accrual of post-retirement benefits	$11.29	$10.08	$8.95	$7.56	$6.41

Income from Investment Operations:
Net investment income	0.19	0.12	0.09	0.07	0.06
Net realized and unrealized gain on investments	0.98	1.10	1.04	1.32	1.09
Total from Investment Operations	1.17	1.22	1.13	1.39	1.15

Net Asset Value, end of the year	$12.46	$11.30	$10.08	$8.95	$7.56

Total Return, including accrual of post-retirement benefits	10.36%	12.15%	12.61%	18.31%	17.95%
Adjustment for accrual of post-retirement benefits	(0.09)%	—	—	—	—

Total Return	10.27%	12.15%	12.61%	18.31%	17.95%

Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.24)%	(1.25)%	(1.25)%	(1.24)%	(1.32)%
Net Expenses	(1.23)%	(1.24)%	(1.25)%	(1.24)%	(1.32)%
Net investment income	1.57%	1.17%	0.99%	0.82%	0.91%

Portfolio turnover rate	122.66%	29.72%	22.40%	51.63%	77.13%

Net Assets, end of the year ($1,000’s)	$99,710	$102,671	$96,216	$102,236	$80,423

*   For a unit outstanding throughout the period using average units basis.

^   Financial highlights per unit amounts have been restated for periods indicated for a ten for one unit split which occurred after close of business on May 8, 2006.

40

	Emerging Growth Equity Fund
	Year Ended
	9/30/07	9/30/06^	9/30/05^	9/30/04^	09/30/03^
Per Unit Operating Performance:*
Net Asset Value, beginning of the year as previously reported	$8.64	$8.47	$7.39	$6.28	$5.11
Adjustment for accrual of post-retirement benefits	(0.01)	—	—	—	—
Net Asset Value, beginning of the year including accrual of post-retirement benefits	$8.63	$8.47	$7.39	$6.28	$5.11

Income (Loss) from Investment Operations:
Net investment loss	(0.06)	(0.07)	(0.06)	(0.07)	(0.05)
Net realized and unrealized gain on investments	0.88	0.24	1.14	1.18	1.22
Total from Investment Operations	0.82	0.17	1.08	1.11	1.17

Net Asset Value, end of the year	$9.45	$8.64	$8.47	$7.39	$6.28

Total Return, including accrual of post-retirement benefits	9.50%	2.07%	14.56%	17.62%	23.06%
Adjustment for accrual of post-retirement benefits	(0.13)%	—	—	—	—

Total Return	9.37%	2.07%	14.56%	17.62%	23.06%

Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.88)%	(1.88)%	(1.83)%	(1.83)%	(1.96)%
Net Expenses	(1.85)%	(1.84)%	(1.79)%	(1.83)%	(1.96)%
Net investment loss	(0.65)%	(0.79)%	(0.77)%	(1.02)%	(0.98)%

Portfolio turnover rate	62.61%	74.54%	129.49%	88.67%	161.68%

Net Assets, end of the year ($1,000’s)	$53,287	$58,160	$61,627	$67,373	$68,237

*  For a unit outstanding throughout the period using average units basis.

^  Financial highlights per unit amounts have been restated for all periods indicated for a ten for one unit split which occurred after close of business on May 8, 2006.

41

	International Equity Fund
	Year Ended
	9/30/07	9/30/06^	9/30/05^	9/30/04^	09/30/03^
Per Unit Operating Performance:*
Net Asset Value, beginning of the year as previously reported	$15.95	$13.44	$10.20	$8.73	$7.57
Adjustment for accrual of post-retirement benefits	(0.01)	—	—	—	—
Net Asset Value, beginning of the year including accrual of post-retirement benefits	$15.94	$13.44	$10.20	$8.73	$7.57

Income from Investment Operations:
Net investment income	0.15	0.09	0.04	0.06	0.09
Net realized and unrealized gain on investments	4.56	2.42	3.20	1.41	1.07
Total from Investment Operations	4.71	2.51	3.24	1.47	1.16

Net Asset Value, end of the year	$20.65	$15.95	$13.44	$10.20	$8.73

Total Return, including accrual of post-retirement benefits	29.55%	18.71%	31.67%	16.86%	15.35%
Adjustment for accrual of post-retirement benefits	(0.08)%	—	—	—	—

Total Return	29.47%	18.71%	31.67%	16.86%	15.35%

Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.68)%	(1.77)%	(1.86)%	(1.61)%	(1.70)%
Net Expenses	(1.68)%	(1.74)%	(1.85)%	(1.61)%	(1.70)%
Net investment income	0.73%	0.62%	0.34%	0.63%	1.13%

Portfolio turnover rate	58.23%	81.99%	90.95%	98.88%	24.50%

Net Assets, end of the year ($1,000’s)	$83,154	$72,524	$63,112	$61,161	$57,042

*  For a unit outstanding throughout the period using average units basis.

^  Financial highlights per unit amounts have been restated for all periods indicated for a five for one unit split which occurred after close of business on May 8, 2006.

42

	Actively Managed Bond Fund
	Year Ended
	9/30/07	9/30/06^	9/30/05^	9/30/04^	09/30/03^
Per Unit Operating Performance:*
Net Asset Value, beginning of the year as previously reported	$11.02	$10.67	$10.39	$10.10	$9.83
Adjustment for accrual of post-retirement benefits	(0.01)	—	—	—	—
Net Asset Value, beginning of the year including accrual of post-retirement benefits	$11.01	$10.67	$10.39	$10.10	$9.83

Income (Loss) from Investment Operations:
Net investment income	0.52	0.50	0.46	0.43	0.51
Net realized and unrealized loss on investments	(0.02)	(0.15)	(0.18)	(0.14)	(0.24)
Total from Investment Operations	0.50	0.35	0.28	0.29	0.27

Net Asset Value, end of the year	$11.51	$11.02	$10.67	$10.39	$10.10

Total Return, including accrual of post-retirement benefits	4.54%	3.30%	2.72%	2.83%	2.73%
Adjustment for accrual of post-retirement benefits	(0.09)%	—	—	—	—

Total Return	4.45%	3.30%	2.72%	2.83%	2.73%

Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.08)%	(1.10)%	(1.09)%	(1.03)%	(0.93)%
Net investment income	4.61%	4.64%	4.38%	4.20%	5.11%

Portfolio turnover rate	13.06%	8.61%	29.07%	53.28%	77.69%

Net Assets, end of the year ($1,000’s)	$116,602	$109,370	$108,457	$127,483	$134,277

*  For a unit outstanding throughout the period using average units basis.

^  Financial highlights per unit amounts have been restated for all periods indicated for a five for one unit split which occurred after close of business on May 8, 2006.

43

	Intermediate-Term Bond Fund
	Year Ended
	9/30/07	9/30/06^	9/30/05^	9/30/04^	09/30/03^
Per Unit Operating Performance:*
Net Asset Value, beginning of the year as previously reported	$9.16	$8.89	$8.71	$8.57	$8.43
Adjustment for accrual of post-retirement benefits	— **	—	—	—	—
Net Asset Value, beginning of the year including accrual of post-retirement benefits	$9.16	$8.89	$8.71	$8.57	$8.43

Income (Loss) from Investment Operations:
Net investment income	0.38	0.36	0.34	0.27	0.27
Net realized and unrealized gain (loss) on investments	0.02	(0.09)	(0.16)	(0.13)	(0.13)
Total from Investment Operations	0.40	0.27	0.18	0.14	0.14

Net Asset Value, end of the year	$9.56	$9.16	$8.89	$8.71	$8.57

Total Return, including accrual of post-retirement benefits	4.37%	3.04%	2.09%	1.59%	1.66%
Adjustment for accrual of post-retirement benefits	0.00%	—	—	—	—

Total Return	4.37%	3.04%	2.09%	1.59%	1.66%

Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.45)%	(1.51)%	(1.47)%	(1.38)%	(1.37)%
Net investment income	4.11%	4.02%	3.87%	3.11%	3.20%

Portfolio turnover rate	20.93%	14.27%	30.62%	71.15%	99.53%

Net Assets, end of the year ($1,000’s)	$30,018	$28,670	$29,030	$35,488	$38,204

*   For a unit outstanding throughout the period using average units basis.

** Less than $0.01 per unit.

^   Financial highlights per unit amounts have been restated for all periods indicated for a five for one unit split which occurred after close of business on May 8, 2006.

44

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as counsel for the Trust.  Anchin, Block & Anchin LLP, 1375 Broadway, New York, NY 10018, serves as independent registered public accounting firm of the Trust.

No person has been authorized in connection with the offering made hereby to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and, if given or made, such representations must not be relied upon as having been authorized.

45

[BACK COVER]

RSI RETIREMENT TRUST

The Trust has filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) which sets forth additional and more detailed information about the Trust.  The SAI is incorporated by reference into this Prospectus.

Additional information about the Trust’s investments is available in the Trust’s annual and semi-annual reports to unitholders. In the Trust’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Copies of the SAI or the annual or semi-annual reports to unitholders may be obtained without charge by contacting us at the address (Attention: Legal Compliance), telephone number, or website shown below.  You may also call the telephone number below to request other information about the Trust or to make unitholder inquiries.

Information about the Trust (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room located at 100F Street, N.E., in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090.

Reports and other information about the Trust are available on the SEC’s internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C.  20549-0102.

Investment Company Act

File No. 811-04193

Broker/Dealer:

Retirement System

Distributors Inc.

150 East 42nd Street, 27th Floor

New York, NY 10017-5633

1-800-772-3615

www.rsgroup.com

46

PART B:  STATEMENT OF ADDITIONAL INFORMATION

RSI RETIREMENT TRUST

A no-load series mutual fund currently offering six investment funds.

Core Equity Fund

Value Equity Fund

Emerging Growth Equity Fund

International Equity Fund

Actively Managed Bond Fund

Intermediate-Term Bond Fund

This Statement of Additional Information is not a Prospectus.  It should be read in conjunction with the RSI Retirement Trust’s Prospectus dated February 1, 2008, which may be obtained by writing to RSI Retirement Trust, 150 East 42nd Street, New York, NY 10017, Attention:  Stephen P. Pollak, Esq.

The financial statements required to be included in this Statement of Additional Information are incorporated by reference from the RSI Retirement Trust’s Annual Report to Unitholders for the fiscal year ended September 30, 2007, which is available without charge upon request by calling 1-800-772-3615.

February 1, 2008

RSI RETIREMENT TRUST

History and Current Status

RSI Retirement Trust (the “Trust”) was established as a New York trust under the name The Savings Banks Retirement System pursuant to an Agreement and Declaration of Trust made as of October 22, 1940.  The Agreement and Declaration of Trust, as amended from time to time, is referred to as the “Declaration of Trust”.  The Declaration of Trust was amended effective as of August 31, 1984, to provide for the continued operation of the Trust as an open-end diversified investment company under the name of Retirement System for Savings Institutions.  Effective August 1, 1990 the Trust completed a reorganization and changed its name to RSI Retirement Trust.

The Trust currently offers six investment funds (“Investment Funds” or “Funds”):  Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund (together, the “Equity Funds”), Actively Managed Bond Fund and Intermediate-Term Bond Fund (together, the “Bond Funds”).  Each Fund has its investment objective and investment policies.  However, a number of investment policies and restrictions are common to all of the Funds or to the Equity Funds as a group or to the Bond Funds as a group.  There is no assurance that any Investment Fund will be able to achieve its investment objective.

As explained more fully below, the Trust has entered into an investment advisory agreement with Retirement System Investors Inc., a distribution agreement with Retirement System Distributors Inc. (the “Broker-Dealer”), and a service agreement with Retirement System Consultants Inc. (the “Service Company”), all of which are subsidiaries of Retirement System Group Inc. (“RSGroup®”).

Classification

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end diversified management investment company.  (Each of the Investment Funds also operates as a diversified company.)  Registration of the Trust with the SEC does not mean that the SEC has approved the Trust’s investment objectives and policies or passed upon the merits of the offering of beneficial interests in the Trust.

INVESTMENT STRATEGIES AND RISKS

The following information is provided to supplement the information in the prospectus relating to investment strategies and risks.  Unless otherwise indicated, the strategies and risks discussed apply to all Investment Funds.

Foreign Currency Transactions

The value of the assets of the International Equity Fund and the value of the foreign securities held by the other Investment Funds, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Additionally, the International Equity Fund may incur costs in connection with conversions between various currencies.  The International Equity Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Each Investment Fund may enter into forward foreign currency exchange contracts as described herein. When an Investment Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the United States dollar cost or proceeds.  By entering into a United States dollar forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Investment Fund will be able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency.  However, this tends to limit potential gains that might result from a positive change in such currency relationships.

When an investment manager believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the investment manager may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Investment Fund’s portfolio securities denominated in such foreign currency.  A forward contract may also be used to protect a portion of the portfolio denominated in a foreign currency against an adverse movement in the value of that currency relative to other currencies.  The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  No Investment Fund intends to enter into such forward contracts on a regular or continuous basis, and will not do so if, as a result, such Investment Fund would have more than 25% of the value of its total assets committed to such contracts, except as indicated below.  No Investment Fund will enter into such forward contracts or maintain a net exposure in such contracts where such Investment Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Investment Fund’s portfolio securities or other assets denominated in that currency, except as permitted for benchmark hedging purposes (hedging into a currency for defensive purposes relative to the benchmark), but also subject to a maximum limit no greater than the benchmark weight.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies (i.e., anticipated currency fluctuations will necessarily be considered as part of the investment decision process).  However, the Board of Trustees (“Trustees”) believe that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of an Investment Fund will be served.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract.  Accordingly, it may be necessary for an Investment Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Investment Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Investment Fund is obligated to deliver.

An Investment Fund’s dealing in forward foreign currency exchange contracts will be limited to the transactions described above.  Of course, no Investment Fund is required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the investment manager.  The above-described method of protecting the value of an Investment Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  The method simply establishes a rate of exchange which one can achieve at some future point in time.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Cash Equivalents

A portion of any Investment Fund may be held in cash equivalents.  Cash equivalents are interest-bearing instruments or deposits maturing within one year in which funds are invested temporarily pending long-term investment or in which funds are invested when warranted for liquidity reasons or when market conditions warrant a temporary “defensive” investment strategy.  The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible.  The instruments may include, but are not limited to, repurchase agreements, obligations issued by or guaranteed by the United States government, its agencies or instrumentalities, obligations of banks, and commercial paper.  For a description of repurchase agreements, and for a further description of the other instruments, see, “Other Information About Fund Investments – Additional Information About Investments.”

Repurchase Agreements

Each Investment Fund may enter into repurchase agreements.  Under repurchase agreements, an Investment Fund purchases securities, bankers’ acceptances and certificates of deposit, from a bank, broker-dealer, savings and loan association or other recognized financial institution with a concurrent obligation of the seller to repurchase such security within a specified time or on notice at a fixed price (equal to the purchase price plus interest).  Repurchase agreements are considered loans under the Investment Company Act of 1940, as amended (“Investment Company Act”).  Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the value of the total assets of any Investment Fund.  The Funds may enter into repurchase agreements for United States government securities, mortgage-related securities (as defined in the Securities Exchange Act of 1934), other asset-backed securities rated at least AA or the equivalent, and other corporate bonds, notes or other debt instruments rated at least A or the equivalent.  See, “Other Information About Fund Investments – Additional Information About Investments,” below.

In the event of a bankruptcy or a default of a seller of a repurchase agreement, an Investment Fund could experience costs and delays in liquidating the securities held as collateral and the Investment Fund might incur a loss if the value of the collateral held declined during this period.  Certificated securities purchased subject to resale must be placed in the physical possession of the Investment Fund’s custodian.  Uncertificated securities, such as Treasury Bills and most agency issues, which are recorded by book-entry on the records of the Federal Reserve Banks, must be transferred to the Fund’s custodian by appropriate entry in the Federal Reserve Banks’ records.  If the value of the securities purchased declines below the sales price, additional securities sufficient to make the value of the securities equal to the sales price thereof must be deposited with the Investment Fund’s custodian.  If the seller defaults, the Investment Fund might incur a loss if the value of the securities securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the securities.  In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the securities by the Investment Fund may be delayed or denied.

Reverse Repurchase Agreements

Each Investment Fund may enter into reverse repurchase agreements with broker-dealers or financial institutions deemed creditworthy under guidelines approved by the Trustees of the Investment Fund.  Such agreements involve the sale of securities held by the Investment Fund pursuant to the Investment Fund’s agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest.  Reverse repurchase agreements are considered to be borrowings by the Investment Fund and may be entered into only when the investment manager believes an Investment Fund’s earnings from the transaction will exceed the interest expense incurred.

Lending Portfolio Securities

Any Investment Fund may lend its portfolio securities where such loans are callable at any time and are continuously secured by collateral (cash, government securities or Letters of Credit) equal to no less than the market value, determined daily, of the securities loaned.  Securities may be lent to normal market participants such as broker-dealers.  An Investment Fund that lends its securities will receive dividends or interest paid on the securities loaned.  It may also earn interest on the loan itself.  On termination of the loan, the borrower is required to return the securities to the Investment Fund.  Any cash collateral deposited pursuant to loans of securities will be invested in cash equivalents including securities issued or guaranteed by the United States government, its agencies or instrumentalities.  Income earned on the instruments, minus any amounts paid to the borrower for the use of cash, will be added to the asset value of the Investment Fund, increasing the value of each unit.  At the same time, the value of the money market instrument may increase or decrease depending on movements in general interest rates during the period the instrument is held.  If a decrease in value is greater than the net amount of income earned on the money market instrument, the asset value of the Investment Fund, and the value of each unit in that Investment Fund, will decline if the Investment Fund bears the responsibility for such investment.  Letters of Credit will only be used if the issuing bank has a bond rating of “A” or better by one or more of the nationally known rating agencies.  Loans of portfolio securities will be limited to 33-1/3% of the value of each Investment Fund’s total assets.  Borrowers of portfolio securities may not be affiliated directly or indirectly with the Trust.  As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in securities loaned should the borrower of the securities fail financially.  However, these loans of portfolio securities will only be made to firms deemed to be creditworthy.

Futures and Options Transactions

Any Investment Fund may purchase and sell stock index futures contracts and futures contracts on financial instruments and related options for the purpose of hedging against the benchmark and changes in values of such Fund’s portfolio securities or options on stock indices held by such Fund.  An Investment Fund may also purchase and sell forward foreign currency exchange contracts and related options and forward currency contracts for the purpose of hedging against changes in foreign currency exchange rates and executing other hedging strategies relating to portfolio securities.  See, “Foreign Currency Transactions,” above.  Finally, any Investment Fund may invest in interest rate futures contracts and related options to hedge against changes in interest rates in relation to the interest rates that are reflected in portfolio securities.  The ability of an Investment Fund to hedge successfully will depend on the investment manager’s ability to forecast pertinent market movements, the success or accuracy of which cannot be assured.

Options are valued at their last purchase price as of the close of options trading on the applicable exchange.  Futures contracts are marked to market daily and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange.

An Investment Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of such Investment Fund’s total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%.  The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the Commodity Futures Trading Commission.

For purposes of the foregoing, a call option is “in-the-money” when the current market price is above the strike price and a put option is “in-the-money” when the current market price is below the strike price.

Any Investment Fund may purchase call and put options on securities and on stock indices to attempt to increase such Investment Fund’s total return.  An Investment Fund may purchase call options when, in the opinion of the investment manager for such Investment Fund, the market price of the underlying security or index will increase above the exercise price.  An Investment Fund will purchase put options when the investment manager for such Investment Fund expects the market price of the underlying security or index to decrease below the exercise price.  When an Investment Fund purchases a call option it will pay a premium to the person writing the option and a commission to the broker selling the option.  If the option is exercised by the Investment Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were to be purchased directly.

In addition, an Investment Fund may write covered put or call options on securities or stock indices.  By writing options, the Investment Fund limits its profit to the amount of the premium received.  By writing a call option, the Investment Fund assumes the risk that it may be required to deliver the security having a market value greater than at the time the option was written.  By writing a put option, the Investment Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.  An Investment Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of such Investment Fund’s net assets.

The staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in the Investment Company Act on investment companies’ issuing senior securities.  However, the staff has issued letters declaring that it will not recommend enforcement action if an investment company:

(a)                    sells futures contracts to offset expected declines in the value of the investment company’s portfolio securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the portfolio securities vis-à-vis the futures contracts);

(b)                   writes call options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company’s holding of a corresponding long futures position, by its ownership of portfolio securities which correlate with the underlying stock index, or otherwise;

(c)                    purchases futures contracts, provided the investment company establishes a segregated account (“cash segregated account”) consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefore; and

(d)                   writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company’s holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

The Fund will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

There are risks associated with the use of futures contracts for hedging purposes.  In a declining market environment, the increase in value of the hedging instruments may not completely offset the decline in value of the securities owned by an Investment Fund.  Conversely, in a rising market environment the loss in the hedged position may be greater than the capital appreciation that an Investment Fund may experience in its securities positions.  Further, if market values do not fluctuate, an Investment Fund will sustain a loss at least equal to the commissions on the financial futures transactions and premiums paid.

The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying deliverable securities.  The difference between these two price movements is called “basis.”  There are occasions when basis becomes distorted. All investors in the futures market are subject to initial margin and variation margin requirements.  Rather than providing a variation margin, an investor may close out a futures position.  Changes in the initial and variation margin requirements may influence an investor’s decision to close out the position.  The normal relationship between the securities and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities.  The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying securities.  In the event investors decide to make or take delivery (which is unlikely), liquidity in the futures market could be reduced, thus producing temporary basis distortion.  Finally, the margin requirements in the futures market are lower than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary basis distortion.

Under certain circumstances, successful use of futures contracts by an Investment Fund is also subject to the respective investment manager’s ability to correctly anticipate movements in the direction of the prices of the Investment Fund’s underlying securities.  For example, if an Investment Fund has hedged against the possibility of a decrease in the price of its securities and prices of such securities increase instead, the Investment Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Investment Fund has hedged with futures and has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements.  Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market.  The Investment Fund may have to sell securities at a time when it may be disadvantageous to do so.

In the futures market, it may not always be possible to execute a buy or sell order at the desired price or to close out a position due to market conditions, limits on open positions and/or daily price fluctuation limits.  Each market establishes a limit on the amount by which the daily market price of a futures contract may fluctuate.  Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the contract can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit.  The holder of a futures contract may therefore be locked into its position by an adverse price movement for several days or more, to its detriment.  Should this occur, it may be possible for an investor to reduce its exposure to changing securities values through option transactions.

OTHER INFORMATION ABOUT FUND INVESTMENTS

Foreign Investment Risk

Investments may be made only in countries as approved by the Trustees.  The International Equity Fund sub-adviser will not consider investments in any of these markets until the investment adviser, the International Equity Fund custodian and Fund management are satisfied with local administrative and regulatory controls within each such market.  Investments in securities of non-United States issuers and in securities involving foreign currencies involve investment risks that are different from investments in securities of United States issuers involving no foreign currency, including the effect of different economies, changes in currency rates, future political and economic developments and possible imposition of exchange controls or other governmental restrictions.  There may also be less publicly available information about a non-United States issuer than about a domestic issuer, and non-United States issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.  Most stock exchanges outside the United States have substantially less volume than the New York Stock Exchange and securities of some non-United States companies are less liquid and more volatile than securities of comparable domestic issuers.  There is generally less government regulation of stock exchanges, brokers and listed companies outside than in the United States.  In addition, with respect to certain countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in securities of issuers located in those countries.

Actively Managed Bond Fund and Intermediate-Term Bond Fund

Zero-coupon obligations pay no current interest.  Zero-coupon obligations are sold at prices discounted from par value, with that par value to be paid to the holder at maturity.  The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.  Zero-coupon obligations may be purchased if the yield spread between these obligations and coupon issues is considered advantageous, giving consideration to the duration of alternative investments.  The market value of a zero-coupon obligation is generally more volatile than that of an interest-bearing obligation and, as a result, if a zero-coupon obligation is sold prior to maturity under unfavorable market conditions, the loss that may be sustained on such sale may be greater than on the sale of an interest-bearing obligation of similar yield and maturity.

From time to time the Fund may invest in collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and certain stripped mortgage-backed securities.  CMOs generally represent a participation in, or are secured by, a pool of mortgage loans.  The CMOs in which the Fund may invest are limited to United States government and related securities (including those of agencies or instrumentalities) such as CMOs issued by GNMA, FNMA and FHLMC.  Stripped mortgage securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets.  The Fund may invest in both the interest-only or “IO” class and the principal-only or “PO” class.  The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.  Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are lower than anticipated.

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code of 1986, as amended (the “Code”).  Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages.  Once REMIC status is elected and obtained, the entity issuing the REMIC is not subject to federal income taxation.  Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC.  A REMIC interest must consist of one or more classes of “regular interests,” some of which may offer adjustable rates, and a single class of “residual interests.”  To qualify as a REMIC, substantially all of the assets of the entity generally must be assets directly or indirectly secured principally by real property.

Additional Information About Investments

Obligations Issued by or Guaranteed by the United States Government, its Agencies or Instrumentalities.  United States government obligations are bills, notes, bonds and other debt securities issued by the Treasury which are direct obligations of the United States government and differ primarily in length of their maturity.  These obligations are backed by the “full faith and credit” of the United States.  Obligations issued by an agency or instrumentality of the United States government are not direct obligations of the United States Treasury.  Such obligations include notes, bonds and discount notes which may or may not be backed by the full faith and credit of the United States.  Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association and the Farmers Home Administration.

Bank Obligations.  These obligations include, but are not limited to, negotiable certificates of deposit, bankers’ acceptances and fixed time deposits issued by United States banks and foreign banks.  Investments in United States bank obligations are limited to obligations of United States banks (including foreign branches), which are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.  In addition, any United States bank whose obligations are held must have a class of unsecured debt obligations rated “A” or better by Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Fitch Ratings, Inc. or another nationally known rating service or, if not rated, be of comparable quality in the opinion of the investment manager.

Investments in foreign bank obligations are limited to United States dollar denominated obligations of foreign banks which at the time of investment:  (a) have more than ten billion dollars, or the equivalent in other currencies, in total assets; (b) in terms of assets, are among the seventy-five largest foreign banks in the world; (c) have branches or agencies in the United States; and (d) in the opinion of the investment manager, are of an investment quality comparable to obligations of United States banks which may be purchased.

Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest.  Generally, fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  Although fixed time deposits do not have a market, there are no contractual restrictions on the Fund’s right to transfer a beneficial interest in the deposit to a third party.

Obligations of foreign banks involve somewhat different investment risks from those affecting obligations of United States banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations, that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.

Commercial Paper and Master Demand Notes Issued By United States Corporations.  Commercial paper is unsecured promissory notes issued to finance short-term credit requirements.  Investments in commercial paper will be limited to commercial paper rated “Prime-1” by Moody’s

Investors Service, Inc., and rated “A-1” or better by Standard & Poor’s Corporation.  Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a United States commercial bank acting as agent for the payees of such notes.  Master notes are callable on demand by the payees, but are not marketable to third parties.  Consequently, the right to redeem such notes depends on the borrower’s ability to pay on demand.  The investment manager will take into account the creditworthiness of the issuer of master notes in making investment decisions with respect to such notes.

Bonds, Debentures or Notes Issued By United States Corporations.  Bonds, debentures or notes are obligations of the issuing company to repay a set amount of money on a specific date and to pay interest (usually semi-annually) at a fixed or floating rate until maturity thereof.  The corporate bonds, debentures and notes purchased by an Investment Fund consist of bonds, debentures and notes which are callable on demand or have a remaining maturity of less than one year and which are rated “A” or better by Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Fitch Ratings, Inc. or another nationally known rating service including all sub-classifications indicated by modifiers of such “A” ratings, or, if not rated, have comparable quality in the opinion of the investment manager.

INVESTMENT RESTRICTIONS

The following restrictions and fundamental policies [(a) through (o)] cannot be changed for any Investment Fund without the approval of the holders of a majority of the outstanding units of the affected Investment Fund or Funds.  Each Investment Fund may not:

(a)                    issue senior securities;

(b)                   borrow money in any Investment Fund except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of that Investment Fund;

(c)                    underwrite any issue of securities;

(d)                   concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose the United States government, its agencies and instrumentalities are not considered an industry).  Purchase any securities in an Investment Fund that would cause 25% or more of the value of that Investment Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry (as defined by Standard & Poor’s); except that there is no limitation in any Investment Fund with respect to investments in obligations issued or guaranteed by the United States government or its agencies or instrumentalities;

(e)                    purchase or sell real estate, but this shall not prevent investments in instruments secured by real estate or interest therein or in marketable securities of issuers which invest in real estate or engage in real estate operations;

(f)                      make loans to other persons, except the Fund may make time or demand deposits with banks, may purchase bonds, debentures or similar obligations that are publicly distributed or of a type customarily purchased by institutional investors, may loan portfolio securities and may enter into repurchase and reverse repurchase agreements;

(g)                   with respect to at least 75% of the value of any Investment Fund’s total assets, purchase securities of any issuer (except securities issued or guaranteed as to principal or interest by the United States government, its agencies or instrumentalities) if as a result more than 5%

of the value of the total assets of such Investment Fund would be invested in the securities of such issuer or all Investment Funds together would own more than 10% of the outstanding voting securities of such issuer; for purposes of this limitation, identification of the “issuer” will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security;

(h)                   invest in companies for the purpose of exercising control or management, except a company all the stock of which is owned by the Fund and which provides administrative services to the Fund and others;

(i)                       pledge, mortgage or hypothecate the assets of any Investment Fund to any extent greater than 10% of the value of the total assets of that Investment Fund;

(j)                       purchase securities (other than stock index futures contracts and futures contracts on financial instruments and related options) on margin or make short sales of securities;

(k)                    purchase or sell commodities or commodity contracts except futures contracts on financial instruments, such as bank certificates of deposit and United States Treasury securities, foreign currencies and stock indexes;

(l)                       invest in securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (“Investment Company Act”), the rules thereunder, or order(s) or interpretations of the SEC;

(m)                 participate on a joint or joint and several basis in any securities trading account;

(n)                   purchase from or sell portfolio securities to its Trustees, officers or other Interested Persons (as defined in the Investment Company Act) of the Fund, except as permitted by the Investment Company Act or any rules or orders thereunder;

(o)                   invest the assets of any Investment Fund in nonmarketable securities (including repurchase agreements and time deposits maturing in more than seven days but excluding master demand notes and other securities payable on demand) to any extent greater than 10% of the value of the total assets of that Investment Fund.  If through the appreciation of nonmarketable securities, or the depreciation of marketable securities, an Investment Fund has more than 10% of its assets invested in nonmarketable securities, the Investment Fund will reduce its holdings of nonmarketable securities to 10% or less of its total assets as soon as practicable consistent with the objective of limiting any loss that may be sustained upon such reduction.

Except as stated in (o) above, if an Investment Fund complies with a percentage restriction at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

Each Fund will provide sixty days’ prior written notice to shareholders of a change in its non-fundamental policy of investing the stated amounts (as described in the Prospectus) in investments suggested by each Fund’s name.

Securities Subject to Resale Restrictions

No Investment Fund will invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are not readily marketable, except for master demand notes, other securities payable upon demand, fixed-time deposits, notes secured by mortgages, repurchase agreements and instruments evidencing loans of securities.

Temporary Defensive Positions

A portion of any Investment Fund may be held in cash equivalents.  Cash equivalents are interest-bearing instruments or deposits maturing within one year in which funds are invested temporarily pending long-term investment or in which funds are invested when warranted for liquidity reasons or when market conditions warrant a temporary “defensive” investment strategy.  To the extent that an Investment Fund is employing a defensive investment strategy, it may not be able to achieve its objective.  The purpose of cash equivalents is to provide income at money market rates while minimizing the risk of decline in value to the maximum extent possible.  The instruments may include, but are not limited to, repurchase agreements, obligations issued by or guaranteed by the United States government, its agencies or instrumentalities, obligations of banks, and commercial paper.  For a description of repurchase agreements, see below, and for a further description of the other instruments, see above, “Other Information About Fund Investments – Additional Information About Investments.”

MANAGEMENT OF RSI RETIREMENT TRUST

The business and affairs of the Trust, a New York common law trust, are managed by the Trustees.  The Trustees perform the duties and undertake the responsibilities, in effect, of a board of directors of an investment company.  As Trustees, however, they must discharge their duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.  The Trustees were last elected by vote of the Trust Participants at a meeting held on December 27, 2007.  Pursuant to the Trust’s Agreement and Declaration of Trust, the Trustees of the Trust have been divided into three classes of Trustees.  At each annual meeting, one class of Trustees is elected.  There is no limitation on the number of terms that may be served by any Trustee.  The Trustees of the Trust and their principal occupations are set forth below.  Each Trustee who is an Interested Person of the Trust, as defined in the Investment Company Act of 1940, as amended, is indicated in the table below under Interested Trustees.

The Trust has six Trustees who are elected for staggered terms of three years each.  The Trustees are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors or trustees of investment companies by the Investment Company Act.  The officers of the Trust are the President, one or more Vice Presidents, a Secretary and a Treasurer.  The Trustees hold five regular meetings a year.  The Trust currently has five standing committees:  an Audit Committee, a Governance Committee, an Investment Committee, a Nominating Committee, and a Proxy Committee.  These committees meet from time to time between meetings of the Trustees to consider matters concerning the Trust.  At least a majority of the members of each committee, with the exception of the Proxy Committee, are not Interested Persons of the Trust as defined in the Act.

An important function of the Trustees is the selection of investment managers for the Investment Funds and the review and evaluation of their performance.  The Trustees periodically evaluate the performance of the investment managers and review the continued appropriateness of the structure of the Investment Funds.  The Trustees also periodically evaluate the allocation of assets among Investment Classifications and among Investment Funds and evaluate guidelines of investment for all Plans.

The Audit Committee, which met three times during the Trust’s fiscal year ended September 30, 2007, presently consists of Messrs. Cronin, Collins and Mancino.  The Audit Committee reviews the professional services to be rendered by the Trust’s independent registered public accounting firm and the costs thereof.  It also reviews with such firm the results of its audit and such firm’s findings and recommendations, including those furnished on the adequacy of accounting controls.

The Governance Committee, which met two times during the Trust’s fiscal year ended September 30, 2007, presently consists of Messrs. Cronin and Chorbajian.  The Governance Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries.  The Committee also addresses procedural issues of the Board of Trustees, including compensation matters.

The Investment Committee, which met six times during the Trust’s fiscal year ended September 30, 2007, presently consists of Ms. Cox and Messrs. Chorbajian and Cronin.  The Investment Committee reviews and evaluates the performance and the practices and procedures of the Trust’s investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation that should be made by such investment managers.

The Nominating Committee, which met once during the Trust’s fiscal year ended September 30, 2007, presently consists of Messrs. Cronin and Chorbajian.  The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants.  The Nominating Committee does not consider nominees recommended by Trust Participants.

The Proxy Committee, which met once during the Trust’s fiscal year ending September 30, 2007, presently consists of Messrs. Ficalora and Mancino.  The Proxy Committee oversees the preparation of proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.

Trustees and Senior Officers

The following table gives background information about each member of the Trust’s Board of Trustees and its senior officers.  The table separately lists Trustees who are Interested Persons of the Trust and those who are Independent Trustees.  Trustees are Interested Persons of the Trust if they are officers of Retirement System Investors Inc. (“RSI”) or its parent RSGroup®, or by virtue of their executive positions with plan sponsors of plans of participation in the Trust that previously held an interest in RSGroup® stock.  The address of each Trustee and senior officer listed is RSI Retirement Trust, 150 East 42nd Street, 27th floor, New York, NY 10017.  Each member of the Board of Trustees oversees all six Investment Funds in RSI Retirement Trust and is elected for a three-year term.

INTERESTED TRUSTEES

Joseph R. Ficalora†	Trustee
Birth Date: August 12, 1946	Began Serving: 2002

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Chairman, President and Chief Executive Officer of New York Community Bancorp, Inc. and Chairman, President and Chief Executive Officer of its subsidiary banks, New York Community Bank and New York Commercial Bank; Chief Executive Officer and a Director of New York Community Bank; member of the Board of Directors of the Federal Home Loan Bank of New York; member of the Thrift Institutions Advisory Council of the Federal Reserve Bank, Washington, DC and the Thrift Institutions Advisory Panel of the Federal Reserve Bank of New York; Past Chairman of the former Community Bankers Association of New York State and member of the Executive Committee; Director of the New York State Bankers Association and Metropolitan Area Division Chairman; former President and Director of Asset Management Fund Large Cap Equity Institutional Fund, Inc.; President of the Queens Library Foundation Board; member of the Board of Directors of the Queens Chamber of Commerce and a member of its Executive Committee; Director or Trustee of Queens College Foundation, Queensborough Community College Fund; Flushing Cemetery; Queens Borough Public Library, Forest Park Trust, and New York Hall of Science; and a member of the Advisory Council of the Queens Museum of Art.

†             Mr. Ficalora is an Interested Person of the Trust because he is an executive officer of a plan sponsor of a plan of participation in the Trust that held an interest in RSGroup® stock.

INDEPENDENT TRUSTEES

Herbert G. Chorbajian	Trustee
Birth Date: September 4, 1938	Began Serving: 1994

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Director of Charter One Financial, Inc. from November 1998 to September 2004 and Vice Chairman from November 1998 to June 2003; Chairman and Chief Executive Officer from October 1990 and President and Director from June 1985 to November 1998 of ALBANK, FSB, Albany, New York; Chairman, President and Chief Executive Officer of ALBANK Financial Corporation, Albany, New York from December 1991 to November 1998; Director or Trustee of the Northeast Health Foundation, Inc.; the Albany Cemetery Association and Empire State Certified Development Corp., and Albany College of Pharmacy.

Thomas F. Collins	Trustee
Birth Date: July 31, 1943	Began Serving: 2004

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Principal of Collins & Associates Inc. since 2005; Principal of HAS Associates Inc. from 1990 to 2004; Director of South Shore Mental Health Center, Quincy, Massachusetts, since 1984.

Candace Cox	Trustee
Birth Date: August 26, 1951	Began Serving: 1992

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Trustee, American Red Cross National Endowment; Director, National Association of Corporate Directors; Managing Director, Emerald Capital Advisors, LLC; formerly President and Chief Investment Officer, Bell Atlantic (formerly NYNEX) Asset Management Company from November 1995 to May 1998; previously Principal Investment Officer, City of New York.

James P. Cronin	Trustee
Birth Date: June 10, 1945	Began Serving: 1997

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; President, Treasurer and Chief Executive Officer of Dime Bank, Norwich, Connecticut; Director or Trustee of St. Jude Common, John S. Blackmar Fund, W.W. Backus Hospital, RSGroup Trust Company, Integrated Day Charter School Foundation, New London Community Development Corporation and Connecticut Technical High School System Foundation.

Joseph L. Mancino	Trustee
Birth Date: July 20, 1937	Began Serving: 2000

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Retired Director of New York Community Bancorp, Inc.; formerly Chairman and Chief Executive Officer of The Roslyn Savings Bank, Jericho, New York and Vice Chairman, President and Chief Executive Officer of Roslyn Bancorp, Inc.; Director of Helen Keller Services For The Blind; Theodore Roosevelt Council-Boy Scouts of America, Interfaith Nutrition Network, Winthrop Hospital and SBLI USA.

SENIOR OFFICERS

William Dannecker	President
Birth Date: December 5, 1939	Began Employment: 1968

Principal Occupation(s) During Past 5 Years and Other Directorships Held

President of the Trust; Trustee from May 1987 to March 2004 and from January 2005 to December 2005; Chairman of the Board of Directors of Retirement System Group Inc.; Director of Retirement System Investors Inc.; Director of Retirement System Consultants Inc.; Director of Retirement System Distributors Inc.; Director of RSG Insurance Agency Inc.; and Chairman of the Board of Directors, President and Chief Executive Officer of RSGroup Trust Company.

William J. Pieper	Senior Vice President and Treasurer
Birth Date: October 30, 1951	Began Employment: 2004

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Senior Vice President and Treasurer of the Trust; Senior Vice President, Trust Services of Retirement System Group Inc.; Senior Vice President, Trust Services of RSGroup Trust Company; formerly Vice

President, Manager of Fiduciary Services, People’s Bank, Bridgeport, Connecticut from August 1985 to April 2004.

Stephen P. Pollak	Executive Vice President, Counsel, Secretary and Chief Compliance Officer
Birth Date: August 27, 1945	Began Employment: 1986

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Executive Vice President, Counsel, Secretary and Chief Compliance Officer of the Trust; Director, Executive Vice President, Counsel and Secretary of Retirement System Group Inc.; Director, Vice President and Secretary of Retirement System Consultants Inc.; Director, Vice President, Secretary and Chief Compliance Officer of Retirement System Distributors Inc.; Director, Vice President and Secretary of Retirement System Investors Inc.; Director and President of RSG Insurance Agency Inc.; Director, Executive Vice President, Counsel and Secretary of RSGroup Trust Company; and Secretary of The Multi-Bank Association of Delaware, Newark, Delaware.

Compensation

The Trust pays to each Trustee who is not an officer of the Trust a fee of $950 for each board meeting and each committee meeting that they attend.  A fee of $400 is paid to each non-officer Trustee who participates in a telephonic meeting.  In addition, the Trust pays to each non-officer Trustee an annual fee of $15,000.  Trustees may elect to defer to a future date a portion of such fees under a deferred compensation plan provided by the Trust under Section 457 of the Code.

The Trustees hold five regular meetings a year.  During the Trust’s fiscal year ended September 30, 2007, total Trustee compensation amounted to $198,250.  The Trustees and officers are reimbursed for their reasonable expenses incurred in attending meetings or otherwise in connection with their attention to the affairs of the Trust.  During the Trust’s fiscal year ended September 30, 2007, the total of such reimbursed expenses was $12,241.44.

The Trust does not provide Trustees or officers, directly or indirectly, with any pension or retirement benefits for their services to the Trust.  William Dannecker, President of the Trust, is Chairman of the Board of Directors of RSGroup®, a Director of the Service Company, the Broker-Dealer, RSI and RSGroup Trust Company and an officer of the Service Company and RSGroup Trust Company and receives compensation in such capacities. Stephen P. Pollak, Executive Vice President, Counsel and Secretary of the Trust, is an officer and Director of RSGroup®, the Broker-Dealer, the Service Company, RSI, and RSGroup Trust Company, and receives compensation in such capacities.  William J. Pieper, Senior Vice President and Treasurer of the Trust is an officer of RSGroup®, the Service Company and RSGroup Trust Company, and receives compensation in such capacities.

Current Trustees received the compensation shown below for services to the Trust during the fiscal year ended September 30, 2007.  Officers of the Trust do not receive any direct compensation from the Trust; however, they do receive compensation from RSGroup® and its subsidiaries if employed by RSGroup®.

Current Trustee	Aggregate Compensation From the Trust		Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust** Paid to Trustees

Interested Trustees

Joseph R. Ficalora	$19,200		- 0 -	- 0 -	$19,200

Independent Trustees

Herbert G. Chorbajian	25,550		- 0 -	- 0 -	25,550
Thomas F. Collins	21,650		- 0 -	- 0 -	21,650
Candace Cox	26,050	*	- 0 -	- 0 -	26,050
James P. Cronin	28,500		- 0 -	- 0 -	28,500
Joseph L. Mancino	21,650		- 0 -	- 0 -	21,650

*   Aggregate compensation includes amounts deferred under the Trust’s Section 457 Deferred Compensation Plan. The total amount of deferred compensation payable under the Plan as of September 30, 2007 is as follows: Ms. Cox $308,955.
**The Trust is not a part of any larger fund complex.

INVESTMENT FUND OWNERSHIP BY TRUSTEES†

Name	Dollar Range of Equity Securities In Each Investment Fund	Aggregate Dollar Range of All Equity Securities in All Investment Funds

Joseph R. Ficalora*	None	None

Herbert G. Chorbajian	None	None

Thomas F. Collins	None	None

Candace Cox	None	None

James P. Cronin	Core Equity Fund: Over $100,000 Value Equity Fund: Over $100,000 Emerging Growth Equity Fund: $50,001-$100,000 International Equity Fund: $10,001-$50,000	Over $100,000

Joseph L. Mancino	None	None

† Ownership as of December 1, 2007.

* Denotes a Trustee who is currently an Interested Person of the Trust, as defined in the Act.

CONTROL PERSONS AND PRINCIPAL UNITHOLDERS

No person controls the Trust.

A Plan of Participation of each of the Trust Participants listed below, or an Individual Retirement Accountholder, owned of record and beneficially five percent or more of the Trust’s outstanding units and each of the Investment Fund’s outstanding units, as of December 31, 2007.  Defined Contribution Plans of Participation are indicated by an asterisk (*).

Name	Percentage

Trust (considered as a whole)
New York Community Bancorp, Inc.	19.8
The Dime Savings Bank of Williamsburg	5.0

Core Equity Fund
New York Community Bancorp, Inc.	19.0
The Dime Savings Bank of Williamsburg	5.1

Value Equity Fund
New York Community Bancorp, Inc.	15.0
New York Community Bancorp, Inc.*	5.3

Emerging Growth Equity Fund
New York Community Bancorp, Inc.	19.0
The Dime Savings Bank of Williamsburg	5.4

International Equity Fund
New York Community Bancorp, Inc.	21.9
The Dime Savings Bank of Williamsburg	5.3

Actively Managed Bond Fund
New York Community Bancorp, Inc.	22.3
The Dime Savings Bank of Williamsburg	5.2

Intermediate-Term Bond Fund
New York Community Bancorp, Inc.	23.7
The Dime Savings Bank of Williamsburg	5.5

The addresses of these Trust Participants are as follows: New York Community Bancorp, Inc., 615 Merrick Avenue, Westbury, NY 11590; The Dime Savings Bank of Williamsburgh, 209 Havemeyer Street, Brooklyn, NY  11211.

The Trustees and officers of the Trust own, as a group, less than 1% of the outstanding units of the Trust.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Advisers

Retirement System Investors Inc. (“RSI”), 150 East 42nd Street, New York, NY 10017, serves as the investment adviser for each Investment Fund pursuant to Investment Management Agreements dated March 25, 2004 and June 4, 2004.  RSI retains sub-advisers, subject to RSI’s overall supervision, to manage each of the portfolios pursuant to Sub-Advisory Agreements.  RSI is responsible for overall management of each Investment Fund’s business affairs, as well as managing the portfolios of each Investment Fund in the event an Investment Fund does not have a sub-adviser.  RSI is a wholly-owned subsidiary of RSGroup®.  It was formed in March 1989 to act as investment adviser to certain of the Fund’s Investment Funds and currently manages approximately $530 million in assets.

The sub-advisers for the Core Equity Fund are RCM Capital Management LLC (“RCM”), which is allocated approximately sixty percent of that Investment Fund’s assets for investment and Northern Trust Investments, N.A. (“Northern Trust”), which is allocated approximately forty percent of that Investment Fund’s assets for investment. The sub-advisers for the Value Equity Fund are LSV Asset Management (“LSV”), which is allocated approximately two-thirds of that Investment Fund’s assets for investment and DePrince, Race & Zollo, Inc. (“DRZ”), which is allocated approximately one-third of that Investment Fund’s assets for investment. The sub-advisers for the Emerging Growth Equity Fund are Batterymarch Financial Management, Inc. (“Batterymarch”), which is allocated approximately sixty percent of that Investment Fund’s assets for investment and Neuberger Berman Management Inc. (“Neuberger Berman”), which is allocated approximately forty percent of that Investment Fund’s assets for investment.  The sub-adviser for the International Equity Fund is Julius Baer Investment Management LLC (“Julius Baer”).  The sub-adviser for the Actively Managed Bond Fund and the Intermediate-Term Bond Fund is Shay Assets Management, Inc. (“Shay”).

Batterymarch Financial Management, Inc., John Hancock Tower, 200 Clarendon Street, Boston, MA 02116, is a registered investment adviser founded in 1969 and a wholly-owned, independently managed subsidiary of Legg Mason, Inc., a global asset management company.  Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state, municipal and foreign governmental entities.  portfolio  As of September 30, 2007, Batterymarch managed approximately $29.8 billion in assets.

DePrince, Race & Zollo, Inc., 250 Park Avenue South, Winter Park, FL 32789, was formed in 1995 as a Florida corporation. DRZ is an institutional value income manager, and as of September 30, 2007, had approximately $5.5 billion in assets under management.

Julius Baer Investment Management LLC, 330 Madison Avenue, New York, NY 10017, was created in 1983 and is a wholly-owned subsidiary of Julius Baer Americas Inc. (“JBA”), which is a wholly-owned subsidiary of Julius Baer Holding Ltd (“JBH”) of Zurich, Switzerland.  As of September 30, 2007 JBIM had assets under management of approximately $73 billion.

LSV Asset Management, 1 North Wacker Drive, Chicago, Illinois 60606, was formed in 1994 as a Delaware partnership and is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models.  As of December 31, 2007, LSV managed approximately $73.2 billion in assets, including $2.3 billion in the Russell 1000 Value enhanced index strategy.

Neuberger Berman Management Inc., 605 Third Avenue, New York, NY 10158, and its predecessor firms have specialized in investment management dating to 1939, and established one of the first no-load mutual funds in 1950.  Neuberger Berman, LLC and Lehman Brothers Inc., affiliates of Neuberger Berman, may act as brokers in the purchase and sale of Emerging Growth Equity Fund securities, and provide Neuberger Berman with certain assistance in the management of the portfolio without added cost.  As of September 30, 2007 Neuberger Berman and its affiliates managed approximately $153.2 billion in assets.  Neuberger Berman became a wholly-owned subsidiary of Lehman Brothers Holdings Inc. on October 31, 2003.  Lehman Brothers, a publicly traded company, is a leading global investment bank.

Northern Trust Investments, N.A., 50 South LaSalle Street, Chicago, IL 60603, is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors.  Northern Trust is a wholly-owned subsidiary of The Northern Trust Company (“TNTC”).

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients.  TNTC is the principal subsidiary of Northern Trust Corporation, a bank holding company.  Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of September 30, 2007, Northern Trust and its affiliates had assets under custody of $4.1 trillion and assets under investment management of $761.4 billion.

RCM Capital Management LLC, Four Embarcadero Center, San Francisco, CA 94111 is a wholly-owned subsidiary of US Holdings.  US Holdings, a registered investment adviser is wholly-owned by Dresdner Bank AG, which is a subsidiary of Allianz SE, based in Germany.  Dresdner was originally formed in 1970 as Rosenberg Capital Management and as of September 30, 2007 the RCM global investment platform had approximately $19.8 billion under management in its San Francisco office and approximately $164 billion under management and advice worldwide.

Shay Assets Management, Inc., 230 West Monroe Street, Chicago, IL, is a wholly-owned subsidiary of Shay Investment Services, Inc., a diversified financial services company that is a closely held corporation controlled by Rodger D. Shay, Sr. and Rodger D. Shay, Jr.  Shay was founded in 1997 and currently manages approximately $3 billion in assets.  Shay has branch offices in Miami, FL and New York, NY.

Sub-advisers are selected based upon a quantitative and qualitative evaluation of their skills in managing assets pursuant to specific investment styles and strategies.  Short-term investment performance, by itself, is not a significant factor in selecting or terminating sub-advisers.

Each sub-adviser has complete discretion to purchase and sell portfolio securities for its segment of an Investment Fund within the parameters of the Investment Fund’s objectives, policies and restrictions.  Although the activities of the investment adviser and each sub-adviser are subject to general oversight by the Trustees, the Trustees do not evaluate the investment merits of the investment managers’ individual security selections.

Each Contract had or has an initial term of two years and remains in effect from year to year thereafter, if such continuance is approved in the manner required by the Investment Company Act.  Each Contract may be terminated by either party, without penalty, on not more than sixty days’ nor less than thirty days’

written notice, or by vote of a majority of the unitholders.  The Contracts will also terminate automatically in the event of “assignment” as defined in the Investment Company Act.

The Investment Management and Sub-Advisory Agreements provide for fees at the annual rates set forth in the following table. The sub-advisory fees are payable by RSI and not by the Investment Funds.

Total Advisory Fee	Sub-Adviser	Sub-Advisory Fee
CORE EQUITY FUND

0.52% on first $250 million, 0.48% over $250 million	RCM Capital Management LLC	0.40% on first $100 million, 0.25% on next $300 million, 0.20% on next $600 million, 0.15% over $1 billion

	Northern Trust Investments, N.A.	0.16% on first $25 million, 0.10% on next $25 million, 0.06% on next $50 million, 0.04% over $100 million

VALUE EQUITY FUND

0.54% on first $150 million, 0.48% over $150 million	LSV Asset Management	0.30% on first $25 million, 0.25% on next $25 million, 0.20% on next $50 million, 0.15% on next $100 million,

over $200 million, a flat fee of 0.20% on all assets

	DePrince, Race & Zollo, Inc.	0.55% on first $45 million, 0.50% on assets over $45 million

EMERGING GROWTH EQUITY FUND

1.04% on first $150 million, 0.94% over $150 million	Batterymarch Financial Management, Inc.	0.85% on first $25 million, 0.70% on next $75 million, 0.60% over $100 million

	Neuberger Berman Management Inc.	0.80%

INTERNATIONAL EQUITY FUND

0.80%	Julius Baer Investment Management LLC	0.80% on first $20 million, 0.60% on next $20 million, 0.50% on next $60 million, 0.40% over $100 million

ACTIVELY MANAGED BOND AND INTERMEDIATE-TERM BOND FUNDS*

0.40% on first $150 million, 0.35% over $150 million	Shay Assets Management, Inc.	0.25% on first $150 million, 0.20% over $150 million

* Shay is paid by RSI based on the combined average daily net assets of the two Investment Funds.

Compensation Paid to Investment Adviser and Sub-Advisers for the Past Three Years

Investment adviser and sub-advisers were paid the following amounts for the fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005:

	2007	2006	2005
Core Equity Fund
RSI	$321,270	$305,068	$346,311
Northern Trust	69,549	67,556	71,239
RCM	305,323	302,430	332,285

Value Equity Fund
RSI*	$207,450	$195,499	$208,886
Shay	44,847	342,182	365,572
DRZ**	172,183
LSV**	159,476

Emerging Growth Equity Fund
RSI	$144,998	$147,417	$168,626
Batterymarch	310,452	309,509	332,116
Neuberger Berman	167,741	177,534	206,827

International Equity Fund
RSI	$165,388	$126,713	$120,956

Julius Baer	242,942	421,569	410,784

Actively Managed Bond Fund
RSI*	$172,161	$162,006	$187,800
Shay	286,738	270,031	308,979

Intermediate-Term Bond Fund
RSI*	$44,492	$42,930	$51,350
Shay	74,098	71,551	84,465

* RSI managed these portfolios prior to May 1, 2004. RSI was terminated as portfolio manager of each of these portfolios effective May 1, 2004, but remains as investment adviser.  Shay managed the Value Equity Fund portfolio from May 1, 2004 to November 14, 2006.  Shay was terminated as Value Equity Fund portfolio manager effective November 14, 2006.

** DRZ and LSV each independently began managing a portion of the fund effective November 15, 2006.

Manager of Managers Advisory Fees

The following table shows the advisory fee structure for the Trust with respect to each of its Investment Funds, under the “manager of managers” structure.  The “manager of managers” structure is currently used in connection with the Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund and International Equity Fund.

INVESTMENT FUND	ADVISORY FEE

Core Equity Fund	First $250 Million	0.52%
	Over $250 Million	0.48%

Value Equity Fund	First $150 Million	0.54%
	Over $150 Million	0.48%

Emerging Growth Equity Fund	First $150 Million	1.04%
	Over $150 Million	0.94%

International Equity Fund	All Assets	0.80%

Actively Managed Bond Fund	First $250 Million	0.34%
	Over $250 Million	0.30%

Intermediate-Term Bond Fund	First $100 Million	0.40%
	Over $100 Million	0.35%

Other Investment Manager Information

No investment manager provides any services to an Investment Fund except portfolio investment.  However, if authorized by the Fund, an investment manager or its affiliate may execute portfolio transactions for the Funds and receive brokerage commissions therefore.

An adviser may also serve as a discretionary investment manager or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to the Fund.  Each Contract requires the adviser to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities, but does not obligate the adviser to give the Fund exclusive or preferential treatment.

Although the investment manager and the sub-advisers make investment decisions for an Investment Fund independently from those for their other clients, it is likely that similar investment decisions will be made from time to time.  When an Investment Fund and a client are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to quantity between the Investment Fund and the clients in a manner considered by the investment manager to be equitable.  In some cases, this system could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as the particular

Investment Fund is concerned.  In other cases, however, it is believed that coordination and the ability to participate in volume transactions should be to the benefit of an Investment Fund.

Portfolio Managers

The Prospectus contains information about the portfolio managers, the individuals who are primarily responsible for the day-to-day management of the Investment Funds.  The sections below contain certain additional information about the portfolio managers, other accounts managed by them, their compensation, and potential conflicts of interest and whether a portfolio manager owns shares of an Investment Fund that he manages.  All information set forth below is as of September 30, 2007.

Management of Other Accounts

Each portfolio manager of each Investment Fund was also primarily responsible for the day-to-day management of other accounts, as set forth in the table below.

The table below shows the number of other accounts managed by each portfolio manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.  For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Other Accounts Managed / Total Assets in those Accounts (in millions)

(Total Accounts Managed with Performance Based Fees /Total Assets in those Accounts)

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Investment Fund and Portfolio Manager	No. of Accounts	Total Assets (Mil.)	No. of Accounts	Total Assets (Mil.)	No. of Accounts	Total Assets (Mil.)
Core Equity Fund
Ray Edelman	3	$1,103	1	$2.59	24	$1,269
Brent Reeder	14	$14,554	30	$72,039	79	$50,557

Value Equity Fund
Josef Lakonishok	28	$10,134	30	$11,378	510	$56,151
Menno Vermeulen	28	$10,134	30	$11,378	510	$56,151
Puneet Mansharamani	28	$10,134	30	$11,378	510	$56,151
Gregory M. DePrince	6	$367.9	1	$11.7	106	$3,626
Jill S. Lynch	6	$367.9	1	$11.7	106	$3,626

Emerging Growth Equity Fund
Yu-Nien (Charles) Ko	11	$3817	8	$424.6	136	$8,558

	Other Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Investment Fund and Portfolio Manager	No. of Accounts		Total Assets (Mil.)		No. of Accounts		Total Assets (Mil.)		No. of Accounts	Total Assets (Mil.)
Stephen A. Lanzendorf	11		$3,817		8		$424.6		136	$8,558
Michael Fasciano	2		$450		None		None		258	$565

International Equity Fund
Richard Pell	9 (None	)	$39,218.3 (None	)	11 (None	)	$8,767.3 (None	)	76 (4)	$ $	19,876.9 1,955.0
Rudolph-Riad Younes	9 (None	)	$38,423.0 (None	)	11 (None	)	$8,788.2 (None	)	81 (4)	$ $	20,432.6 1,955.0

Actively Managed Bond Fund
Deborah A. DaGiau	1		$116.6		None		None		None	None

Intermediate-Term Bond Fund
Deborah A. DaGiau	1		$30.0		None		None		None	None

Portfolio Manager Compensation Structure

Core Equity Fund.  RCM, a sub-adviser for the Core Equity Fund, compensates Ray Edelman through a fixed base salary set.  Additionally, Mr. Edelman’s compensation is directly affected by the performance of the individual portfolios he manages, including for the Core Equity Fund, as well as the performance of his portfolio management team and the overall success of the firm.  A target bonus amount is established at the beginning of the year based on peer data.  The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance.  The individual performance criterion is derived from a calculation using both quantitative and qualitative factors.  Approximately seventy percent of Mr. Edelman’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with fifty percent of the performance rating measured relative to the relevant benchmark and fifty percent of the rating measured relative to the performance of an appropriate peer group (either the relevant Lipper or institutional peer group). Performance is calculated over a three-year trailing period.  The remaining 30% of the bonus is based on a qualitative review of Mr. Edelman’s performance.

Northern Trust, another sub-adviser for the Core Equity Fund, compensates Brent Reeder, Northern Trust’s portfolio manager through fixed base salary plus a variable annual incentive award.  This variable incentive award is discretionary and is based on the overall performance of the Northern Trust Company, the overall performance of the investment management unite plus a qualitative evaluation of his performance and his contribution to his respective team.  The variable incentive aware is not based on the performance of the Investment Fund or the amount of assets held in the Fund.  Moreover, there is no difference in the compensation structure for mutual fund accounts and other types of accounts.  Northern Trust compensates Mr. Reeder in substantially the same manner for each portfolio that he manages.

Value Equity Fund. DRZ portfolio manager compensation structure consists of a base salary and a profit sharing program, which is based on firm profitability and individual contribution.  Portfolio Managers’ bonuses are tied to product performance and stock selection versus the benchmark.  Performance is based on outperformance of an appropriate index.  Subjective measurement is also included.  Portfolio Managers are not compensated for bringing in new business.  DRZ’s compensation structure aligns their portfolio managers and analysts’ interests with the interest of their client.  Portfolio Managers’ bonuses are tied in part to product outperformance of the Russell 1000 Value and individual stock selection outperformance over a 12 month period.

LSV portfolio compensation consists of a salary and discretionary bonus.  The bonus is based upon the profitability of the firm and individual performance.  Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.  Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of their ownership interests.

Emerging Growth Equity Fund. Batterymarch compensates its portfolio managers, including Yu-Nien (Charles) Ko, and  Stephen A. Lanzendorf through a combination of base salary, annual bonus and long-term incentive compensation, as well as a benefits package made available to all Batterymarch employees on a non-discretionary basis.  The bonus and long-term incentive compensation is discretionary; and is determined at fiscal year end.  A portfolio manager’s discretionary compensation is based on several factors, including the short term and longer-term investment performance of the product on which the portfolio manager works.  Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Investment Fund.  The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers.  Batterymarch compensates its portfolio managers in substantially the same manner for each portfolio managed.

Neuberger Berman compensates its portfolio managers, including Michael Fasciano, through a base salary that is not fixed to performance as well as a variable amount that is determined by comparisons to pre-determined peer groups and benchmarks.  Each portfolio manager of Neuberger Berman also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark.  Performance is measured on a three-year rolling average in order to emphasize longer-term performance.  There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing.  Senior management determines this component in appropriate cases.  There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

International Equity Fund.  The portfolio managers for Julius Baer, Richard Pell and Rudolph-Riad Younes, are paid a fixed salary.  Bonuses are determined by direct reports based on the performance of the firm and the investment performance of the investment team.  Julius Baer also offers a Long-Term Retirement Plan and a Confidential Long-Term Stock Option Incentive Plan.  Additionally, certain portfolio managers of Julius Baer have significant equity profit participation.  Other compensation received by the portfolio managers include a fixed profit-sharing payment, a fixed-amount deferred compensation, and participation in Julius Baer’s employee stock purchase plan, 401(k) plan, and retirement plan.  Julius Baer compensates each portfolio manager in substantially a similar method for any other account managed.

Actively Managed Bond Fund.  Deborah A. DaGiau, the portfolio manager for the Actively Managed Bond Fund is compensated by Shay Assets Management, Inc., through a base salary which is subject to an annual review, and a bonus linked to her portfolio’s performance.  Shay Assets Management, Inc., compensates Ms. DaGiau in substantially the same manner for each portfolio that Ms. DaGiau manages.

Intermediate-Term Bond Fund.  Deborah A. DaGiau, the portfolio manager for the Intermediate-Term Bond Fund is compensated by Shay, through a base salary subject to an annual review, and a bonus based on performance linked to her portfolio’s performance relative to its industry benchmark.  Shay compensates Ms. DaGiau in substantially the same manner for each portfolio that she manages.

Investment Fund Ownership By Portfolio Managers

Except for those portfolio managers listed below, none of the portfolio managers listed above beneficially own shares of the Investment Fund or Investment Funds they manage.

PORTFOLIO MANAGER	INVESTMENT FUND	VALUE OF SHARES IN THE INVESMENT FUND OWNED
Deborah A. DaGiau	Actively Managed Bond Fund	$50,001 - $100,000

Potential Conflicts of Interest

The management of accounts with different advisory fee rates and fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest for portfolio managers.  For example, the most attractive investments could be allocated to higher-fee accounts or performance fee accounts or higher-fee accounts could be favored as to timing and/or execution price.  Also, a portfolio manager could focus his time and efforts primarily on higher-fee accounts due to a personal stake in compensation.  On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of an Investment Fund and other accounts, the portfolio manager may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions.  Aggregation of trades may create the potential for unequal treatment of an Investment Fund if another account is favored over that Investment Fund when allocating securities purchased or sold.  Also, depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given to, or the timing or nature of decisions made with respect to, an Investment Fund.

To reduce potential conflicts of interest, RSI and each of the sub-advisers have established policies and procedures governing brokerage practice and the allocation of trades.  These policies and procedures are designed to ensure that the purchase and sale of securities among accounts are fairly and equitably allocated.  In addition, RSI and each of the sub-advisers have also established policies and procedures governing the personal securities transactions of the portfolio managers.  See “Investment Advisory and Other Services — Code of Ethics.”

The Distribution Agreement

Pursuant to the Distribution Agreement, approved effective August 1, 1993, the Broker-Dealer will distribute and promote the sale of units in the Trust’s Investment Funds without compensation for its services.

Pursuant to the Distribution Agreement, the Broker-Dealer is responsible for paying all of the “distribution expenses” incurred in connection with the performance of its services on behalf of the Trust.  For purposes of the Distribution Agreement, “distribution expenses” means all expenses which represent payment for activities primarily intended to result in the sale of units including, but not limited to, the following: (a) payments made to, and expenses of, persons or entities which provide sales services in connection with the distribution of units, including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Trust, processing transactions and providing any other service to new or prospective holders of units; (b) costs relating to the formulation and implementation of marketing and promotional activities with respect to units, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs involved in preparing, printing and distributing advertising and sales literature pertaining to units; and (d) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities with respect to units that the Trust or the Broker-Dealer may, from time to time, deem advisable.

The Distribution Agreement was initially effective until July 31, 1995, and remains in effect from year to year thereafter if such continuance is approved in the manner required under the Investment Company Act.  The Distribution Agreement may be terminated by the Trust or the Broker-Dealer without penalty, on not more than sixty days’ nor less than thirty days’ written notice.  The Distribution Agreement will also terminate automatically in the event of its “assignment” as defined in the Investment Company Act.

The procedures for sales and redemption of Fund units are described in the Prospectus.

The Service Agreement

Effective August 1, 1990, the Trust entered into a Service Agreement with the Service Company, whereby the Service Company provides the Trust with the general administrative and related services necessary to carry on the affairs of the Trust.

Pursuant to the Service Agreement, the Service Company has agreed to:  (a) manage, supervise and conduct the affairs and business of the Trust, and matters incidental thereto, in a manner consistent with the Trust’s Agreement and Declaration of Trust, Rules and Procedures, Statement of Investment Objectives and Guidelines and Prospectus, as these may be amended from time to time; (b) furnish or provide to the Trust such office space, equipment and personnel, and such clerical and back office services, as the Trust may reasonably require; (c) provide the Trust with stock transfer agent and registrar services and maintain sufficient trained personnel and equipment and supplies to perform such services; (d) provide the Trust with Plan administrative services necessary due to the fact that the Trustees of the Trust are the Trustee Administrator for each of the affected Participating Trusts under the Trust’s Agreement and Declaration of Trust; and (e) provide the Trust with certain administrative services in connection with Individual Retirement Accounts.  In addition, the Service Company provides information relating to the allocation of assets between equities and fixed income obligations and within specified Investment Funds of the Trust.

Effective June 1, 2003, the Trustees of the Trust approved continuance of an amended Service Agreement with the Service Company.  Under the current Service Agreement, the Service Company is paid a fee for its services as of the last day of each month such Service Agreement is in effect, at an annual rate of 0.50%, based on the average daily net assets of each of the Trust’s separately managed Investment Fund portfolios for such month. Additionally, on January 26, 2006, the Trustees further amended the Service Agreement, effective February 1, 2006, to provide for an additional annual service fee payable to the Service Company in the amount of $50,000, per annum, prorated among the Investment Funds based on average assets.

The Service Company will pay all of the fees and expenses incurred by it in providing the Trust with the services and facilities described in the Service Agreement.  The Trust will pay, or reimburse the Service Company for the payment of, the following fees and expenses incurred by or on behalf of the Trust, including, without limitation: (1) fees and expenses relating to investment advisory services; (2) fees and expenses of custodians and depositories; (3) fees and expenses of legal counsel, independent auditors and consultants; (4) interest charges; (5) all Federal, state and local taxes (including, without limitation, stamp, excise, income and franchise taxes); (6) costs of stock certificates and other expenses of issuing and redeeming units; (7) costs incidental to unitholder meetings; (8) fees and expenses of registering or qualifying units for sale under Federal and state securities laws; (9) costs (including postage) of printing and mailing prospectuses, proxy statements and other reports and notices to unitholders and to governmental agencies (other than in connection with promoting the sale of units to prospective new investors); (10) premiums on all insurance and bonds; (11) fees and expenses of the Trust’s Trustees; (12) fees and expenses paid to any securities pricing organization; and (13) fees and expenses paid to any third party arising out of any of the services relating to Participating Trusts and other unitholders, as described in the Service Agreement.

The amended Service Agreement is initially effective until December 31, 2003, and will remain in effect from year to year thereafter if such continuance is approved in the manner required for investment advisory contracts under the Investment Company Act, and if, in addition, the following findings are made by a majority of the Trust’s Trustees who are Not Interested (as defined in the Investment Company Act): (A) that the Service Agreement is in the best interests of the Trust and its unitholders; (B) that the services to be performed pursuant to the Service Agreement are services required for the operation of the Trust; (C) that the Service Company can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and (D) that the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Service Agreement may be terminated by the Trust or the Service Company, without penalty, on not more than sixty days’ nor less than thirty days’ written notice.  The Service Agreement will also terminate automatically in the event of its “assignment” (as defined in the Investment Company Act).

Code of Ethics

The Trust and its Investment Adviser, RSI and Principal Underwriter have adopted a Consolidated Code of Ethics under Rule 17j-1 of the Investment Company Act (the “Code of Ethics”).  The Code of Ethics significantly restricts the personal investing activities of the access persons of each of these organizations, as described below.

The Code of Ethics requires that access persons subject to the Code pre-clear any personal securities investments in “private placement” securities (including all private equity partnerships, hedge funds, limited partnership or venture capital funds) and securities offered in an initial public offering (including so-called “hot” initial public offerings).  In addition, no access person may purchase or sell any security that to his actual knowledge at the time of such purchase or sale is being considered for purchase or sale by the Trust or is being purchased or sold by the Trust.

Batterymarch, DRZ, Julius Baer, LSV, Neuberger Berman, Northern Trust, RCM and Shay, each employed as sub-advisers, have adopted codes of ethics similar to the Code of Ethics described above.

Proxy Voting Policies and Procedures

The Trustees of the Trust have delegated to the investment manager of each Fund the authority to vote proxies of companies held in the respective Fund’s portfolio.  Each investment manager intends to apply its pre-determined proxy voting guidelines when voting proxies on behalf of the Fund managed.

Each manager recognizes that an investment adviser is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts.  An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of the Fund managed must do so in a manner consistent with the best interests of the Fund and its unitholders.

Each investment manager will seek to avoid material conflicts of interest by voting in accordance with its pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner, based on internal and external research, and without consideration of any client relationship factors.  Furthermore, each investment manager may, in its discretion, engage a third party as an independent fiduciary, to vote proxies it receives.

All proxies received by each investment manager are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines.  The Voting Guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the manager’s policies on specific issues.

Proposals that are believed to raise a material conflict of interest between the investment manager and the Fund are referred to the Fund’s Board of Trustees.  Specifically, the investment manager will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of the manager’s conflict so that the Board would be able to make an informed decision regarding the vote.  If the Board does not respond to such a conflict disclosure request, or denies the request, the investment manager will refrain from voting the securities held by the Fund.

When evaluating proposals, each investment manager considers the following factors:

•                  protection of publicly held companies from the market’s focus on short-term considerations;

•                  providing management with short-term insulation from outside influences;

•                  opposition of proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of its shareholder’s; and

•                  ability of management to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals.

Accordingly, each investment manager is expected to generally vote in accordance with management on issues that the manager believes neither unduly limits the rights and privileges of shareholders nor adversely affects the value of investment.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-800-772-3615 and also on the SEC’s website at http://www.sec.gov.

A summary of the voting policies of the Trust’s sub-advisers is set forth in Appendix I of this Statement of Additional Information.

Selective Disclosure of Portfolio Holdings

The Trust publishes its portfolio holdings by inclusion in the Trust’s annual and semi-annual reports to unitholders and by filing schedules of investments with the SEC on a quarterly basis.  This information may be separately provided to any person commencing the day that it is first filed with the SEC on Forms N-CSR and N-Q.

Generally, the dissemination of Trust portfolio holdings information before the information is made publicly available is limited to fund service providers where an Investment Fund has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information.  For purposes of this policy, “portfolio holdings information” means the Investment Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  The Trust may also provide portfolio holdings information to ratings and rankings organizations that publish their analyses of the Trust’s holdings (but not the holdings themselves) provided that such third party recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information.

The rating and rankings organizations that currently have arrangements to receive the information described above are: Lipper Inc. (full holdings monthly; 5th business day after month-end); Morningstar, Inc. (full holdings monthly, 6th business day after month-end); Standard & Poor’s (full holdings monthly, 5th business day after month-end); Bloomberg L.P. (full holdings quarterly, 7th or 8th business day after quarter-end).  In addition, the Trust may provide portfolio holdings information to ratings and rankings organizations at the same time it is submitted to the SEC in required filings.

An Investment Fund’s investment adviser, sub-adviser, fund accountant, investment consultant, custodian, distributor, proxy voting service provider (as applicable) or any employee or agent of such persons (“Fund Representative”) may have access to Investment Fund portfolio holdings information on a regular basis (or, as necessary to vote Investment Fund proxies, with respect to the proxy voting service).  Fund Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive.  Neither the Investment Fund nor a Fund Representative will disclose an Investment Fund’s portfolio holdings information to any person other than in accordance with the Policy.  With respect to the proxy voting service, an Investment Fund’s investment adviser (or sub-adviser, as applicable) will provide portfolio holdings information to such service, subject to these conditions.

Neither the Trust nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  Consideration, for this purpose, includes any agreement by the recipient or any affiliate of information to maintain assets in the Investment Funds or in other investment companies or accounts managed by RSI or its affiliates.

The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Investment Fund portfolio holdings information. If an Investment Fund or Fund Representative seeks to disclose portfolio holdings information to specific recipients under this policy or pursuant to circumstances not specifically addressed in this policy, the CCO should be contacted.  The CCO (or his or her designee) may authorize disclosure of portfolio holdings information under other circumstances, subject to the execution by the proposed recipient of a confidentiality agreement that contains trading restrictions.

An Investment Fund’s portfolio manager and other employees of Fund Representatives who possess non-public information about the Investment Fund’s portfolio holdings may purchase or sell fund shares only in accordance with the provisions of the applicable code of ethics under Rule 17j-1 under the Investment Company Act of 1940.

The CCO or his or her designee will monitor compliance with this policy and will advise the Board of any disclosures of portfolio holdings information that are permitted other than as disclosed in this policy, at the quarterly board meeting following such disclosure.

This policy was presented to the Trust’s Board of Trustees for review and approval as part of the Fund’s compliance program under Rule 38a-1 under the Investment Company Act.  This policy will be reviewed on an annual basis, for adequacy and effectiveness, in connection with the Trust’s compliance program under Rule 38a-1 under the Investment Company Act; any related issues will be brought to the attention of the Trustees.

BROKERAGE ALLOCATION AND PORTFOLIO TURNOVER

Each investment manager determines the broker to be used, if any, in each specific securities transaction executed on behalf of the Trust with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction, taking into consideration the quality of execution (generally defined as best execution).  When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying information to an investment manager.  The investment information provided to an investment manager is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the manager’s own internal research and investment strategy capabilities.  Research services furnished by brokers through which the Trust effects securities transactions are used by those investment managers to whom such services are furnished in carrying out their investment management responsibilities with respect to all their client accounts and not all such services may be used by such investment managers in connection with the Trust.  There may be occasions where the transaction costs charged by a broker may be greater than those which another broker may charge if the investment manager determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research services provided by the executing broker.  No investment manager has entered into agreements with any brokers regarding the placement of securities transactions because of research services they provide.

The Trust’s investment managers deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market or the third market.  Investment managers may also purchase listed securities through the third market (i.e., transactions effected off the exchange with brokers).  Where securities transactions are executed in the over-the-counter market or third market, each investment manager seeks to deal with primary market makers except in those circumstances where, in their opinion, better prices and executions may be available elsewhere.

During the Trust’s fiscal years ended September 30, 2007, September 30, 2006, and September 30, 2005, the following Investment Funds paid the aggregate brokerage commissions indicated:

	Fiscal Year Ended
Investment Fund	09/30/07	09/30/06	09/30/05

Core Equity Fund	75,637	88,761	162,552
Value Equity Fund	100,288	84,202	113,366
Emerging Growth Equity Fund	73,962	109,476	206,410
International Equity Fund	134,910	153,995	190,386

The Actively Managed Bond Fund and Intermediate-Term Bond Fund paid no brokerage commissions for the fiscal years ended September 30, 2007, September 20, 2006, and September 30, 2005.

During the Trust’s fiscal years ended September 30, 2007, September 30, 2006 and September 30, 2005, the investment managers allocated to persons or firms supplying investment information to them the following amounts of transactions in portfolio securities of the respective Investment Funds listed below and associated brokerage commissions:

INVESTMENT FUND	FISCAL YEAR	AMOUNT OF PORTFOLIO TRANSACTIONS ($)	AMOUNT OF BROKERAGE COMMISSIONS ($)

CORE EQUITY FUND
	2007	46,560,987	31,514
	2006	44,291,915	39,598
	2005	103,919,435	79,802

VALUE EQUITY FUND
	2007	0	0
	2006	0	0
	2005	0	0

EMERGING GROWTH EQUITY FUND
	2007	0	0
	2006	5,636,673	9,679
	2005	2,612,162	4,960

INTERNATIONAL EQUITY FUND
	2007	8,206,133	12,299
	2006	17,145,493	21,394
	2005	11,932,983	15,628

The Trust is required to identify any of its “regular brokers or dealers” (as such term is defined in the rules under the Investment Company Act) whose securities the Trust has acquired during its most recent fiscal year, and to disclose the value of its aggregate holdings of the securities of each as of the Trust’s fiscal year end.

During the Trust’s fiscal year ended September 30, 2007, it acquired stocks and bonds of Goldman Sachs Group, Morgan Stanley & Co., Inc., Merrill Lynch, and UBS Securities, Inc..  At fiscal year end, the Trust held repurchase agreements issued by Bear, Stearns & Co., Inc. valued at $39.6 million, and securities issued by the Trust’s “regular brokers or dealers,” valued as shown:

Security	Value on 09/30/07 ($000)
Goldman Sachs Group, Inc. (The)	1,519
Merrill Lynch & Co., Inc.	1,683
Morgan Stanley	2,253

Portfolio Turnover

The Investment Funds having a significant variation in portfolio turnover rates over the last two fiscal years were:

	Portfolio Turnover For Fiscal Year Ended
Investment Fund	09/30/07	09/30/06

Core Equity Fund	34.03%	35.90%
Value Equity Fund	122.66%	29.72%
Emerging Growth Equity Fund	62.61%	74.54%
International Equity Fund	58.23%	81.99%
Actively Managed Bond Fund	13.06%	8.61%
Intermediate-Term Bond Fund	20.93%	14.27%

The reason for the variation from year-to-year in the turnover rate for these Funds was optimization of return potential.

DISTRIBUTIONS AND TAXES

With respect to the plans of Eligible Employers, the Trust has received from the Internal Revenue Service a determination that it is a commingled trust which is exempt from taxation under Section 501(a) of the Code with respect to funds derived from Participating Trusts which are pension or profit sharing trusts or certain deferred compensation plans maintained in conformity with Section 401(a) of the Code.

In order for the Trust to maintain its tax-exempt status, only Qualified Trusts (including Individual Retirement Accounts) may participate in the Trust.  In addition, all corpus and income belonging to any Qualified Trust must be used exclusively for the benefit of the participants and their beneficiaries under that Qualified Trust.  No Participating Trust may assign any part of its interest in the Trust.  The Trust must, at all times, be maintained as a domestic trust in the United States, and there must be a separate accounting for the interest of each Participating Trust in the Trust.

The Trust does not intend to declare a dividend from its net investment income or to make distributions of any gains realized on sales of portfolio securities.  Income on, and gains realized from the sale of, portfolio securities of each Investment Fund will be added to the total asset value of the assets of such

Investment Fund and expenses and losses realized from the sale of portfolio securities of each Investment Fund will be subtracted from the total asset value of the assets of such Investment Fund.  See, “Valuation of Units.”

Payments for units withdrawn from the Trust are not taxable upon their distribution to the trustees of a Qualified Trust which is qualified under Section 401(a) or 408(e) of the Code.  Distributions from such a trust to the beneficiaries thereof may be subject to Federal income taxation, unless “rolled over” into another tax-qualified trust or Individual Retirement Account.  Qualifying distributions from a Roth IRA are not includable in gross income for Federal income tax purposes.

The foregoing describes only certain Federal tax considerations relating to the Trust.  Among other things, it does not describe other tax laws such as state or local taxes, does not describe the deductibility of contributions to Participating Trusts and does not describe the taxation of individual participants on the receipt of distributions from Participating Trusts.  Trust Participants and Eligible Employers and Individual Retirement Accountholders should consult their individual tax advisors with respect to the taxes applicable to or in respect of their Plans.

CALCULATION OF PERFORMANCE DATA

Yield

The yield of each Investment Fund is calculated by dividing the net investment income per unit (as described below) earned by the Investment Fund during a 30-day (or one month) period by the net asset value per unit on the last day of the period and analyzing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference.  The Investment Fund’s net investment income per unit earned during the period is based on the average daily number of units outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period.  This calculation can be expressed as follows:

Where:	a = dividends and interest earned during the period

b = expenses accrued for the period

c = the average daily number of units outstanding during the period that were entitled to receive dividends

d = the net asset value per unit on the last day of the period

Except as noted below, for the purpose of determining net investment income earned during the period (variable “a” in the formula), interest earned on debt obligations held by an Investment Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, based on the purchase price (plus actual accrued interest), dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by an Investment Fund.  For purposes of this calculation, it is assumed that each month contains 30 days.  The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

The yields on certain obligations, including instruments such as commercial paper and bank obligations, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  The ratings of Moody’s Investors Service and Standard & Poor’s Corporation represent their respective opinions as to the quality of the obligations they undertake to rate.  Ratings, however, are general and are not absolute standards of quality.  Consequently, obligations with the same rating, maturity and interest rate may have different market prices.  In addition, subsequent to its purchase by an Investment Fund, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase.  In such event, the investment manager will consider whether the Investment Fund should continue to hold the obligation.

For the 30-day period ended September 30, 2007, the yield for each bond Investment Fund as to which performance may be quoted in advertising was as follows:

Investment Fund	Yield

Intermediate-Term Bond Fund	3.14%
Actively Managed Bond Fund	4.09%

Total Return

Average annual total return quotes (“Standardized Return”) used in an Investment Fund’s performance are calculated according to the following formula:

P(1 + T)[n]		=	ERV
where:	P	=	a hypothetical initial payment of $1,000
	T	=	average annual total return
	n	=	number of years (exponent)
	ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period

Under the foregoing formula, the time periods used will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication and will cover one, three, five and ten year periods or a shorter period dating from the effectiveness of an Investment Fund’s registration statement.  Average annual total return, or “T” in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period.

An Investment Fund also may include in advertising total return performance data that are not calculated according to the formula set forth above in order to compare more accurately the Investment Fund’s performance with other measures of investment return.  For example, an Investment Fund may calculate total return for specified periods of time by assuming the investment of $1,000 in Investment Fund units. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.

Set forth below are the average annual total returns for the period ending December 31, 2007 for each of the Investment Funds as to which performance may be quoted in advertising.  Total returns are based on historical results and are not intended to indicate future performance.  Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in an Investment Fund.  Each Investment Fund’s total returns show its overall change in value, including changes in unit price.  A cumulative total return reflects performance over a stated period of time.  An average annual total return reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period.  (Footnotes are indicated at the end of the tables.)

RSI RETIREMENT TRUST - NET INVESTMENT PERFORMANCE

FOR PERIODS ENDING DECEMBER 31, 2007

	AVERAGE ANNUAL TOTAL RETURN
	Quarter	1 Year	3 Years	5 Years	10 Years
EQUITY FUNDS

Core Equity Fund
S&P 500(1)	-3.33%	5.49%	8.62%	12.83%	5.91%
Russell 1000 Growth(2)	-0.77%	11.81%	8.68%	12.10%	3.83%
Lipper Large-Cap Growth Funds Avg.(3)	-0.03%	14.17%	8.66%	11.74%	5.00%

Value Equity Fund
Russell 1000 Value Index(4)	-5.80%	-0.17%	9.32%	14.63%	7.68%
Lipper Large-Cap Value Funds Avg.(5)	-4.72%	2.25%	8.45%	13.09%	6.24%

Emerging Growth Equity Fund
Russell 2000 Index(6)	-4.58%	-1.57%	6.80%	16.25%	7.08%
Lipper Small-Cap Core Funds Avg.(7)	-5.69%	-1.00%	6.56%	15.47%	8.13%

International Equity Fund
MSCI EAFE Index(8)	-1.71%	11.63%	17.32%	22.08%	9.04%
Lipper International Large-Cap Core Funds Avg.(9)	-1.56	12.27%	16.38%	19.39%	7.78%

FIXED-INCOME FUNDS

Actively Managed Bond Fund
Lehman Brothers Aggregate Bond Index(10)	3.00%	6.96%	4.56%	4.42%	5.97%
Lipper General U.S. Gov’t Funds Avg.(11)	3.18%	6.25%	3.64%	3.09%	4.93%

Intermediate-Term Bond Fund
Lehman Brothers Intermediate US Gov’t Index(12)	3.35%	8.46%	4.62%	3.69%	5.55%
Lipper Short-Interm. U.S. Gov’t Funds Avg.(13)	2.26%	5.87%	3.48%	2.77%	4.56%

All Investment Fund performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, visit www.rsgroup.com. All market index results that appear in this report are gross, since they are not subject to expenses. An index has no investment adviser and is not subject to brokerage commissions or other expenses. If an index had expenses, its returns would be lower.

Returns for the Lipper Averages are provided for peer group comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any.

(1)          S&P 500 Index - The index is a market capitalization weighted benchmark generally considered to be representative of the broad U.S. equity market. The index consists of 500 widely held stocks chosen for market size, liquidity and industry group representation. Although the index focuses on the large-cap segment of the market, with over 80% of coverage of U.S. equities, it is also considered a proxy for the total domestic equity market.

(2)          Russell 1000 Growth Index – An index that measures the performance of the large-cap growth segment of the U.S. equity market, which is comprised of Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(3)          Lipper Large-Cap Growth Funds Average – This classification is comprised of funds, as designated by Lipper Inc., that invest in large companies, typically those that have an above-average price-to earnings ratio, price-to-book ration, and three-year sales-per-share growth value, compared to the S&P Index.  Prior to August 2005, the Core Equity Fund was classified by Lipper Inc. as a Large-Cap Core Fund.

(4)          Russell 1000 Value Index – An index that measures the performance of the large-cap value segment of the U.S. equity market, which is comprised of Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(5)          Lipper Large-Cap Value Funds Average – This classification is comprised of funds, as designated by Lipper Inc., that invest in large companies, generally those that are considered to be undervalued relative to the S&P 500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

(6)          Russell 2000 Index – An index that measures the performance of 2,000 small company securities (growth and value, with a dollar-weighted average market capitalization of approximately $1.4 billion on December 31, 2007).

(7)          Lipper Small-Cap Core Funds Average – This classification is comprised of funds, as designated by Lipper Inc., that invest in small companies, with wide latitude in the type of small companies in which they invest.  These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

(8)          MSCI EAFE Index – An index that is a free-float adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The index covers more than 20 countries in Europe, Australia and the Far East.

(9)          Lipper International Large-Cap Core Funds Average – This classification is comprised of funds, as designated by Lipper Inc., that invest at least 75% of their equity assets in large companies strictly outside of the U.S.  Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

(10) Lehman Brothers Aggregate Bond Index – This index consists of U.S. government, corporate, mortgage-backed and asset-backed issues with both intermediate-term maturities (one to ten years) and long-term maturities (over ten years).

(11)    Lipper General U.S. Government Funds Average – This is a fixed-income fund classification that is comprised of funds, as designated by Lipper, Inc., that invest primarily in U.S. government and agency issues.

(12)    Lehman Brothers Intermediate U.S. Government Index – This index consists of approximately 80% of U.S. Treasury issues and 20% of U.S. government agency issues with maturities ranging from one to ten years.

(13)    Lipper Short-Intermediate U.S. Government Funds Average – This is a fixed income classification that is comprised of funds, as designated by Lipper Inc., that invest primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of one to five years.

For more complete information about RSI Retirement Trust, including charges and expenses, send for a prospectus from Retirement System Distributors Inc., 150 East 42nd Street, New York, NY 10017, or call 1-800-772-3615.

Read the prospectus carefully before you invest or send money. RSI Retirement Trust is distributed exclusively by Retirement System Distributors Inc. Total returns are based on historical results and are not intended to indicate future performance. Future performance and unit net asset value will fluctuate so that units, if redeemed, may be worth more or less than their original cost.

Quotations of Performance Information

Each Investment Fund’s performance may be quoted in advertising in terms of total return.  Total returns are based on historical results and are not intended to indicate future performance.  Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in an Investment Fund.  Each Investment Fund’s total return shows its overall change in value, including changes in unit price.  A cumulative total return reflects performance over a stated period of time.  An average annual total return reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period.  Because average annual returns for more than one year tend to smooth out variations in returns, they are not the same as actual year-by-year results.

The performance of an Investment Fund, as well as the composite performance of all bond funds and all equity funds, may be compared to data prepared by Lipper Inc., CDA Investment Technologies, Inc., Morningstar, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe.

In addition, the Trust may use performance data reported in financial and industry publications, including Barron’s, Business Week, Forbes, Investor’s Daily, Money Magazine, The Wall Street Journal and USA Today.

VALUATION OF UNITS

Net asset value per unit of each Investment Fund is determined by dividing the total value of each Investment Fund’s assets, less any liabilities, by the number of outstanding units of the respective Investment Fund.

The Trust determines the value of the assets held in each Investment Fund as of the close of the New York Stock Exchange composite transactions on each day on which the Exchange is open for trading (normally 4:00 p.m. Eastern Time), provided that such determination need be made only on each day on which units are to be valued for purposes of issuance or redemption.  The following days are holidays on the New York Stock Exchange:  January 1, New Year’s Day; third Monday in January, Martin Luther King, Jr.  Day; third Monday in February, Presidents’ Day; Friday before Easter, Good Friday; last Monday in May, Memorial Day; July 4, Independence Day; first Monday in September, Labor Day; fourth Thursday in November, Thanksgiving Day; and December 25, Christmas Day.  Except for debt securities with remaining maturities of 60 days or less, assets for which markets are available are valued as follows:  (a) each listed equity security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price; (b) each unlisted equity security quoted on the NASDAQ is valued at the last current bid price obtained from the NASDAQ; (c) United States government and agency and instrumentality obligations are valued based upon bid quotations from various market makers for identical or similar obligations; and (d) short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.  Certain of these prices may be obtained by the Trust from a service which collects and disseminates such market prices.  When approved by the Trustees, certain debt securities, including corporate debt obligations, may be valued on the basis of prices provided by such service when such prices are believed to reflect the fair market value of such debt securities.

Debt securities with remaining maturities of sixty days or less are valued on the basis of amortized cost.  Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than sixty days remaining to maturity, the market value on the sixty-first day prior to maturity.  Thereafter, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security, unless the Trustees are apprised that amortized cost no longer represents fair market value.  The Trust will monitor the market value of these investments for the purpose of ascertaining whether any such circumstances exist.

As explained in the Prospectus, whenever the investment adviser or sub-adviser believes that market quotations for a security are unavailable or unreliable, that security will be valued at its fair market value using methods and procedures reviewed and approved by the Trustees.

Investments denominated in foreign currencies are translated to United States dollars at the prevailing rate of exchange.  Each foreign security is valued at its closing price or the mean between the jobber’s bid and asked price, depending on the security and the exchange on which it is traded.

The Trust does not ordinarily declare and pay dividends on its investment income.  Income earned on assets in an Investment Fund is included in the total value of such Investment Fund’s assets.  Interest income on debt securities is accrued and added to asset value daily.  Dividend income is recognized and added to asset value on the ex-dividend date.  In addition, realized and unrealized gains or losses on investment securities of each Investment Fund will be added to or subtracted from, respectively, the asset value of that Investment Fund.

UNITS OF BENEFICIAL INTEREST AND VOTING RIGHTS

The units offered hereby constitute units of beneficial interest in the respective Investment Funds as to which they have been issued.  The Agreement and Declaration of Trust provides that the Trust may issue an unlimited number of units of beneficial interest without par value.  The classes are treated as series for the purposes of the Investment Company Act and are referred to elsewhere in this Prospectus as Investment Funds.  The Agreement and Declaration of Trust permits the Trustees to create an unlimited number of Investment Funds and, with respect to each Investment Fund, to issue an unlimited number of full and fractional units of beneficial interest of that Trust.  Each class of units designated as a separate Investment Fund represents a separate pool of assets.  Currently, the Trust is offering units of beneficial interest in six Investment Funds:  Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, and Intermediate-Term Bond Fund. The Trustees may classify or reclassify units into one or more Investment Funds so long as such classification or reclassification does not have a material adverse effect on Participating Trusts that own the units.

The units of each Investment Fund are fully paid and non-assessable, except as described in the last paragraph hereunder, have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.  The voting rights of the units held by a Participating Trust are exercised by the named fiduciary or fiduciaries of the related Plan who have been duly vested in accordance with the provisions of ERISA, with authority to invest assets of the Plan in units of the Trust or, if applicable, the Individual Retirement Accountholder (“Trust Participant”).  A Trust Participant is entitled to one vote for each full unit (and a fractional vote for each fractional unit) outstanding on the books of the Trust in the name of the Participating Trust.  The units of each Investment Fund have non-cumulative voting rights, which means that the holders of more than 50% of the units voting for the election of the Trustees can elect 100% of the Trustees if they choose to do so.  On any matter submitted to a vote of Trust Participants, all units of the Trust then issued and outstanding and entitled to vote, irrespective of the class, will be voted in the aggregate and not by class, except (a) when required by the Investment Company Act, units shall be voted by individual classes; and (b) when the matter affects an interest of less than all classes, then only Trust Participants of Participating Trusts which own units of the affected series shall be entitled to vote thereon.  Units vote in the aggregate on matters such as the election of Trustees; whereas, units are voted by class on matters such as the approval of an Investment Management Agreement and changing certain investment restrictions.

Except as set forth below under “Termination of the Trust,” as used in this Prospectus, when referring to the approvals to be obtained from Trust Participants in connection with matters affecting all of the Investment Funds, the term “majority” means the vote of the lesser of (1) 67% of the Trust’s outstanding units present at a meeting if the holders of more than 50% of the outstanding units are present in person or by proxy, or (2) more than 50% of the Trust’s outstanding units.  When referring to the approvals to be obtained from Trust Participants in connection with matters affecting less than all of the Investment Funds, the term “majority” means the vote of the lesser of (A) 67% of each Investment Fund’s outstanding units present at a meeting if the holders of more than 50% of the outstanding units of such Investment Fund are present in person or by proxy, or (B) more than 50% of such Investment Fund’s outstanding units.

No document shall be issued evidencing any interest in the Trust.  No Participating Trust shall have the power to sell, assign or transfer any unit or all or any part of its equity or interest in the Trust or use it as security for a loan.  The Service Company is a Transfer Agent and provides transfer agency services to the Trust.  See, “Administration of the Trust - The Service Agreement.”

Participating Trusts may be subject to liability for obligations of the Trust under the laws of some jurisdictions.  Therefore, the Agreement and Declaration of Trust contains a disclaimer of liability of Participating Trusts and requires notice of such disclaimer be given in each obligation entered into or executed by the Trustees.  It also provides for an indemnification out of Trust property for any Participating Trust held personally liable for the obligations of the Trust.

Because units are not transferable, certificates representing units of the Trust will not be issued.  All units purchased shall be confirmed to Trust Participants and credited to the accounts of the Participating Trusts on the Trust’s books.

The Trust reserves the right in its sole discretion to (a) suspend the availability of its units, or (b) to reject requests for admission, when in the judgment of the Trustees such suspension or rejection is in the best interests of the Trust.  In addition, the availability of Investment Funds to Full Participating Trusts shall be subject to the applicable authorizing election of the Full Participating Employer and the guidelines established by the Trustees.

Termination of the Trust

The Trust has been established to continue for such time as may be necessary to accomplish the purposes as to which it was created.  Subject to approval of Participating Trusts which own at least a majority of the outstanding units of any Investment Fund, the Trustees may:  (a) sell the assets of such Investment Fund to another trust or corporation in exchange for cash or securities of such trust or corporation, and distribute such cash or securities, ratably among the Participating Trusts which own the units of such Investment Fund; or (b) sell and convert into money the assets of such Investment Fund and distribute the proceeds or distribute such assets ratably among the Participating Trusts which own the units of such Investment Fund.

Upon completion of the distribution of the remaining proceeds or the remaining assets of any Investment Fund, the Trust will terminate as to that Investment Fund and the Trustees will be discharged of any and all further liabilities and duties and the right, title and interest of all parties will be canceled and discharged.

Custodian

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231, acts as custodian of the assets of all Investment Funds.

Expenses

All fees and expenses incurred in the administration of the Trust (other than expenses relating to the administration of Plans of Participation and any maintenance fee charged to Individual Retirement Accountholders), are charged to the Trust.  Expenses relating to the administration of Plans of Participation are charged to Full Participating Employers.  Expenses relating to the administration of Individual Retirement Accounts are charged to Individual Retirement Accountholders.  Examples of expenses relating to the administration of Plans of Participation and Individual Retirement Accounts are general overhead expenses (other than for investment), particular expenses arising from services to particular Plans of Participation and Individual Retirement Accounts which are recorded on the basis of time records maintained by the Service Company and actuarial expense.  Expenses chargeable to the Trust which are directly attributable to a particular Investment Fund are charged to that Investment Fund’s operations.  Expenses which are not attributable to a particular Investment Fund are allocated among the Investment Funds on bases which are deemed equitable by the Trustees.

FINANCIAL STATEMENTS

The financial statements required to be included in this Statement of Additional Information are incorporated by reference from the Trust’s Annual Report to Unitholders for the fiscal year ended September 30, 2007.  Other portions of the Trust’s Annual Report, including Financial Highlights, President’s Message and Investment Performance and Asset Values, are not incorporated by reference and therefore do not constitute a part of this Registration Statement.  A copy of the Trust’s Annual Report may be obtained without charge by writing to RSI Retirement Trust, 150 East 42nd Street, 27th floor, New York, NY 10017, Attention:  Stephen P. Pollak, Esq., or by calling 1-800-772-3615.

APPENDIX I

PROXY VOTING POLICIES OF SUB-ADVISERS

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

October 1, 2006

INTRODUCTION

Batterymarch’s primary focus and responsibility is to preserve and enhance its clients’ investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch’s votes are cast in a consistent manner that place our clients’ interests first.

Batterymarch’s Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

Batterymarch’s Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services (“ISS”), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients’ custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch’s compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch’s fiduciary obligations are met.

VOTING AUTHORITY

Batterymarch assumes voting authority for all client accounts unless a client’s Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

Batterymarch’s policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS’s standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services (“PVS”), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS’s proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS’s recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS’s general proxy voting guidelines. In such cases, provided that Batterymarch’s Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS’s proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch’s policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch’s employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch’s clients. With the ability to influence the outcome of a corporation’s shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

If one or more members of Batterymarch’s investment teams believe that it will be in the best interests of clients to vote in contradiction with ISS’s recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS’s general proxy voting guidelines, Batterymarch’s Compliance Department will be responsible for identifying whether any proxy voting proposals present a conflict of interest. If such a proposal is identified, Batterymarch’s compliance personnel will decide whether it presents a material conflict of interest.

If a conflict of interest is identified, proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If Batterymarch’s Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

WHEN BATTERYMARCH MAY NOT VOTE

Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. Voting in foreign markets typically incurs higher costs than voting in the U.S. Among the various costs associated with voting foreign shares are fees for translating meeting materials, custody fees, and charges for obtaining power of attorney documents. We have identified the most significant potential cost as the loss of liquidity connected with voting in share blocking markets.

In share blocking markets, regulations designed to establish eligibility for voting require that shares be blocked from trading for a period of time before and/or after a shareholder meeting. During the blocking period, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks, assuming a quorum is achieved. If the first call for a meeting fails to meet quorum, it may be necessary to conduct a second or even third call, thereby extending the blocking period. If a sale of blocked shares must be executed to satisfy a client redemption request or is otherwise deemed desirable by Batterymarch, it will settle late and potentially be subject to interest charges or other punitive fees or practices such as automatic buy-in procedures.

Because of these inherent risks, we have decided not to vote in markets where share blocking is practiced, unless we determine that a particular proposal or series of proposals is likely to represent a substantial increase in shareholder value and/or rights. This decision will be based on the determination of Batterymarch’s investment personnel.

ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch’s Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

ISS maintains complete records of all votes cast on behalf of each of Batterymarch’s client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients’ reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch’s Compliance Department.

Client requests for obtaining information about Batterymarch’s proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

By mail

Batterymarch Financial Management, Inc.

Attention: Compliance Department

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, Massachusetts   02116

USA

By telephone

(617) 266-8300

DEPRINCE, RACE & ZOLLO, INC.

Policy

PROXY VOTING

I. Introduction

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. (“DRZ”) votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.  In accordance with a pre-determined policy that is disclosed in the clients’ agreements, proxies are typically voted by an independent third party, the Proxy Administrator.  DePrince, Race & Zollo, Inc. has retained ISS as their Proxy Administrator.  For certain clients, however, DRZ is responsible for directly voting the client proxies.  Any questions about this document should be directed to Angela Petrucelly, our Chief Compliance Officer.

II. Regulatory Background

(A) The Need to Implement a Proxy Voting Policy and Procedures

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities.  The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule.  In particular, the rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority.

(B) Voting Client Proxies

The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates and to vote client proxies.  However, the scope of an adviser’s responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.  The rule does not necessitate an adviser to become a “shareholder activist,” but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations.  The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client.  Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C) Implementing Policies and Procedures to Resolve Conflicts of Interest

A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies.  Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest.  An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D) Disclosure Requirements

•      An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

•                  A concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E) Recordkeeping Requirements

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

•                  Proxy Voting Policies and Procedures;

•                  Proxy Statements Received Regarding Client Securities;

•                  Records of Votes Cast on Behalf of Clients;

•                  Records of Client Requests for Proxy Voting Information; and

•                  Any Documents Prepared by the Adviser that were Material to Making a Decision how to Vote, or that Memorialized the Basis for the Decision.

III. Policy

It is the policy of DRZ to vote client proxies in the interest of maximizing Shareholder Value.  To that end, DRZ will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede this policy.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

IV. Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.               DRZ shall maintain a list of all clients for which it votes proxies.  The list will be maintained electronically and updated by the Compliance department who will obtain proxy voting information from client agreements.

All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading.  Alternatively, Shimeh Vaziri, David Davies or Claudia Marquez, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

2.               DRZ shall work with the client to ensure that DRZ is the designated party to receive proxy voting materials from companies or intermediaries.  To that end, new account forms of broker-dealers/custodians will state that DRZ should receive this documentation.  The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

These intermediaries will be informed to direct all proxy materials to our designated Proxy Administrator.

3.               The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.  The Compliance department of DRZ shall receive and review current proxy information from the Proxy Administrator on a weekly basis to ensure that all proxies are being received and voted.

4.               The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client’s proxy in accordance with the client’s written instructions.

Client’s who have selected a third party to vote proxies, and whose proxies were received by DRZ, shall be forwarded to the designee for voting and submission.

Proxies received after the termination date of a client relationship will not be voted.  Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to DRZ.

5.               The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review.

6.               DRZ shall compare the cost of voting the proxy to the benefit to the client.  In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits).  The Proxy Administrator will then be notified accordingly.

7.               The Proxy Administrator will reasonably try to assess any material conflicts between the DRZ’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

8.               So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above.  DRZ may also elect to abstain from voting if it deems such abstinence in its clients’ best interests.  The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file.

9.               If the Proxy Administrator detects a conflict of interest, the following process will be followed:

a.               The Proxy Administrator will, as soon as reasonable practicable, contact the Compliance Officer of DRZ.  The Compliance Officer will convene the Proxy Voting Committee (the “Committee”).  Members of the Committee include the persons listed on Attachment A, none of which directly reports to another member of the Committee.  The Compliance Officer will serve as chairperson.

b.              The Compliance Officer, at inception of the Committee meeting, will appoint Secretary, whose role it will be to keep careful and detailed minutes.

c.               The Compliance Officer will identify for the Committee the issuer and proposal to be considered.  The Compliance Officer will also identify the conflict of interest that has been detected.  The Compliance Officer will also identify the vote that he believes is in the interest of shareholder value and the reasons why.

d.              The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote.  Member of the Committee may wish to consider the following questions:

•      Whether adoption of the proposal would have a positive or negative impact on the issuer’s short term or long-term value.

•      Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

•      Whether the proposal itself is well framed and reasonable.

•      Whether implementation of the proposal would achieve the objectives sought in the proposal.

•      Whether the issues presented would best be handled through government or issuer-specific action.

e.               Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether DRZ will vote for or against the proposal.  Members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although “abstain” votes are permitted.   The Secretary will record each member’s vote and the rationale for his decision.

f.                 After each member of the Committee has announced his vote, the Secretary will tally the votes.  There tally will result in one of the following two outcomes:

•                  If all members of the committee have voted in the same direction on the proposal, all of DRZ’s proxies for that proposal will be voted in such direction.  The Secretary will document the unanimous vote and all minutes will be maintained in the permanent file.

•                  If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal.  The proxy voting service’s or consultant’s determination will be binding on DRZ.

10.         The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

11.         All proxy votes will be recorded on the attached DRZ Proxy Voting Record or in another suitable place.  In either case, the following information will be maintained:

a.               The name of the issuer of the portfolio security;

b.              The exchange ticker symbol of the portfolio security;

c.               The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

d.              The shareholder meeting date;

e.               The number of shares DRZ is voting on firm-wide;

f.                 A brief identification of the matter voted on;

g.              Whether the matter was proposed by the issuer or by a security holder;

h.              Whether or not DRZ cast its vote on the matter;

i.                  How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

j.                  Whether DRZ cast its vote with or against management; and

k.               Whether any client requested an alternative vote of its proxy.

In the event that DRZ votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

V. Conflicts of Interest

DRZ has identified several potential conflicts of interest that could affect its proxy voting decisions (see Attachment B for a description of these conflicts of interest).  DRZ is aware of the following potential conflicts and continually monitors these potential conflicts to determine if they exist:

•                  Conflict: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ’s client portfolios.  For example, DRZ may be retained to manage XYZ’s pension fund.  XYZ is a public company and DRZ client accounts hold shares of XYZ.  This type of relationship may influence DRZ to vote with management on proxies to gain favor with management.  Such favor may influence XYZ’s decision to continue its advisory relationship with DRZ.

•                  Conflict: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

•                  Conflict: DRZ’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ’s client portfolios.  The spouse could attempt to influence DRZ to vote in favor of management.

•                  Conflict:  DRZ or an employee(s) personally owns a significant number of an issuer’s securities that are also held in DRZ’s client portfolios.  For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

•                  Conflict:  DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Resolution:  Upon the detection of a material conflict of interest, the procedure described under Item 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

We realize that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ’s ability to vote proxies in an objective manner.  Upon such notification, the Compliance Officer will notify Greg DePrince of the conflict, who will recommend an appropriate course of action.

In addition, the Compliance Officer will report any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy.  The Compliance Officer should report the attempt to Greg DePrince or outside counsel.

The Compliance Officer will, on an annual basis, report to the Greg DePrince all conflicts of interest that arise in connection with the performance of his proxy-voting obligations (if any), and any conflicts of interest that occurred within the past year that have come to his attention (if any).  The Compliance Officer will use the form included as Attachment C to the document.  This information can lead to future amendments to this proxy voting policy and procedure.

VI. Recordkeeping

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business.  The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•                  Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer.  All written requests must be retained in the permanent file.

•                  The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) on the document entitled Client Requests for Proxy Information or in another suitable place.

•                  DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client’s prescribed format.  In the event that DRZ cannot, and in order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the COMPLETE proxy voting record of DRZ for the period requested.

Should the COMPLETE proxy voting record by distributed to a client(s), it will contain the following legend:  “This report contains the full proxy voting record of DRZ.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

•                  Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days).  Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.  The written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

•                  Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

•                  This Proxy Voting Policy and Procedures

•                  “Concise” Proxy Policy and Procedure separate disclosure document sent to clients by August 6, 2003.

Proxy statements received regarding client securities:

•                  Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: DRZ is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•                  DRZ Proxy Voting Record.

•                  Documents prepared or created by DRZ that were material to making a decision how to vote, or that memorialized the basis for the decision.  This includes Committee Minutes.

•                  Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc, that were material in the basis for the decision.

VII. Disclosure

•                  Prior to August 6, 2003, DRZ will make provide all advisory clients with the disclosure found on the attached document entitled, Important Notice for Our Valued Clients.  This same disclosure will be added to Item 1D of DRZ’s Form ADV, Part II.

•                  The Proxy Administrator will ensure that Item 1D of Form ADV, Part II is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

VIII. Proxy Solicitation

As a matter of practice, it is DRZ’s policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  DRZ will never disclose such information to unrelated third parties.

The Proxy Administrator is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients.  At no time may any employee accept any remuneration in the solicitation of proxies.  The Proxy Administrator shall handle all responses to such solicitations.

JULIUS BAER INVESTMENT MANAGEMENT, LLC.

PROXY VOTING PROCEDURES

NOVEMBER - 2007

A.            General

It is the policy of Julius Baer Investment Management LLC (“JBIM”) to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom JBIM provides discretionary investment management services and has authority to vote their proxies.

JBIM may vote proxies as part of its authority to manage, acquire and dispose of account assets. JBIM will not vote proxies if the advisory agreement does not provide for JBIM to vote proxies or the “named fiduciary” for an account has explicitly reserved the authority for itself.

When voting proxies for client accounts, JBIM’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, JBIM will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

B.            Proxy Oversight Committee

In order to properly monitor the proxy voting process, a Proxy Oversight Committee (“Committee”) shall meet periodically to evaluate the effectiveness of JBIM’s proxy voting process, and to address potential conflicts of interest as they arise. The members of the Committee include the individuals listed in Appendix A (attached hereto), and shall be selected from personnel of JBIM consisting of executive, compliance, legal, and operations.

C.            Procedures

JBIM Operations Department (“OPS”) is responsible for establishing all new accounts on the Charles River System.  A New Account Checklist which is signed and approved by all key departments of JBIM is circulated along with the agreed upon Investment Guidelines for that client. OPS will code the applicable client account as “proxy voting” by including it in the proxy voting group on Charles River.

To assist JBIM in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, JBIM has retained the proxy voting and recording services of Institutional Shareholder Services (“ISS”).  ISS is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. JBIM intends to vote in accordance with ISS’s recommendations to address, among other things, any material conflicts of interests between clients and the interests of JBIM or its affiliates. JBIM has instructed ISS not to vote proxies when liquidity of client accounts could be adversely affected. The ISS predetermined guidelines are listed as Appendix B.

In order to ensure that ISS performs its delegated duties, OPS will provide the client’s custodian a letter authorizing the custodian to forward proxy ballots to ISS. In addition, ISS is sent a copy of this letter so that it may initiate a relationship with the custodian. ISS will provide an exception list of those accounts for which ballots are not yet being received. OPS will follow up with the relevant custodian to resolve outstanding matters. Northern Trust will also supply at least on a monthly basis a full listing of positions so that ISS may ensure that they are completely voting all ballots.

D.            Conflicts of Interest

JBIM is sensitive of conflicts of interest that may arise in the proxy decision-making process from a policy standpoint, and seeks to avoid any undue or inappropriate influence in the proxy voting process. The objective is to ensure that Portfolio Management exercise overrides of ISS votes only in the Clients’ best interests. The Proxy Voting Committee exists to provide an additional level of independence to ensure overrides are properly exercised.

JBIM has identified the following potential conflicts of interest:

(i)            A principal of JBIM or any person involved in the proxy decision- making process currently serves on the company’s Board or is an executive officer of the company.

(ii)           An immediate family member of a principal of JBIM or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

(iii)          The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO of JBIM.

Under such circumstances, JBIM will vote in accordance with ISS’ predetermined guidelines, except as described below in section E.

E.             Overrides of ISS

JBIM has provided implied consent to ISS to vote in accord with their recommendation and will generally do so. JBIM Portfolio Management also retains the ability to override ISS votes where the Manager believes the override is in the Client’s best interests.

In cases where an override is requested, the Portfolio Manager must prepare a memorandum explaining the rationale for deviating from the ISS vote and why the client’s interests are better served by deviating from the ISS recommendation. The Portfolio Management memorandum is then submitted to the Proxy Committee for consideration prior to the submission of voting instructions through ISS.

Criteria to be considered by the Committee in granting or denying a request to override include:

(a)           the size of the investment in dollars;

(b)           the size of the investment relative to the applicable Fund (in basis points);

(c)           the percent of ownership JBIM controls in the subject company;

(d)           the significance of the issue considered in the proxy;

(e)           the rationale for the need for an override as detailed in the memorandum from Portfolio Management;

(f)            any actual or perceived conflicts of interest.

It is therefore well within the Proxy Committee’s authority to reject a Portfolio Management request if the Committee is not satisfied that sufficient grounds are met to grant an override. Committee minutes and all such documentation shall be maintained as part of the firm’s records.

F.             Monitoring

ISS will provide ad-hoc reporting as well as quarterly board reporting for client which details the voting record and denotes any exceptions wherein JBIM has deviated from its normal policy. If such activity is detected, OPS will elevate the report to Senior Management, including the Head of Legal and Compliance and the Chief Compliance Officer (“CCO”). JBIM Portfolio Management will provide the JBIM CCO with a written explanation of the reason for the exception. All such records shall be maintained as part of the firm’s books and records.

G.            Reporting and Disclosure for JBIM

Once each year, JBIM shall provide the entire voting record electronically in accordance with the posting of such proxy voting records to the Julius Baer Funds website (N-PX filing). With respect to those proxies that the Proxy Committee has identified as involving a conflict of interest, the Proxy Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

JBIM shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. JBIM shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request. A description of the proxy voting policy and procedures is also available upon request on the Julius Baer Funds and SEC websites. Information regarding how the Julius Baer Funds voted proxies relating to portfolio securities during the most recent fiscal year ended June 30 is available on the Julius Baer Funds and SEC website as well.

a.             Recordkeeping

JBIM shall retain records relating to the voting of proxies, including:

1.             A copy of this proxy voting policy and procedures and ISS Proxy Voting Guidelines relating to the voting of proxies.

2.             A copy of each proxy statement received by JBIM regarding portfolio securities in JBIM client accounts.

3.             A record of each vote cast by JBIM on behalf of a client.

4.             A copy of each written client request for information on how JBIM voted proxies on behalf of the client account, and a copy of any written response by JBIM to the client account.

5.             A copy of any document prepared by JBIM that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

JBIM shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies and on proxy statements and records of proxy votes cast by JBIM maintained at ISS. JBIM shall obtain an undertaking from ISS to provide a copy of the documents promptly upon request.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of JBIM.

LSV ASSET MANAGEMENT

LSV Proxy Voting

LSV’s standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client’s account.  Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.

ERISA Accounts.  Unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan’s account.  If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment.  Proxy voting decisions must be made solely in the best interests of the client’s account.  In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.  LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions.  Clients are sent a copy of their respective guidelines on an annual basis.

LSV’s purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues.  LSV therefore will retain an independent, expert third party, currently Institutional Shareholder Services (“ISS”).  ISS will implement LSV’s proxy voting process, provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis.  LSV is responsible for monitoring ISS to ensure that proxies are adequately voted.  LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client.  Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client’s holding of the security in question.  Direction from a client on a particular proxy vote will take precedence over the guidelines.  LSV’s use of ISS is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV’s interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV’s support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service.  A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client’s best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV’s voting record for their account by request.  LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping.  In accordance with the recordkeeping rules, LSV will retain:

(i)            Copies of its proxy voting policies and procedures.

(ii)           A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

(iii)          A record of each vote cast on behalf of a client (maintained by the proxy voting service).

(iv)          A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

(v)           A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.

(vi)          LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.

NEUBERGER BERMAN, LLC

NEUBERGER BERMAN MANAGEMENT INC.

PROXY VOTING POLICIES AND PROCEDURES

NON-SOCIALLY RESPONSIVE CLIENTS

1.             Introduction and General Principles

A.            Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, “NB”) have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B.            NB understands that proxy voting is an integral aspect of investment management.  Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C.            NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D.            In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E.             In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB’s policies and procedures.

F.             There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan’s participants and beneficiaries. NB’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

II.            Responsibility and Oversight

A.            NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

(1)       developing, authorizing, implementing and updating NB’s policies and procedures;

(2)       overseeing the proxy voting process; and

(3)       engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B.              Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C.              The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D.              In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.           Proxy Voting Guidelines

A.              NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or Glass, Lewis & Co. Proxy Paper Voting Guidelines, as in effect from time to time.  A summary of the current applicable Glass Lewis proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

B.              Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with Glass Lewis recommendations.  In the event that Glass Lewis refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph C.

C.              There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional (“NB Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations.  In such event, the procedures set forth in Section V, Paragraph B will be followed.

IV.           Proxy Voting Procedures

A.              NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B.            At the recommendation of the Proxy Committee, NB has engaged Glass Lewis as its voting delegate to:

(1)       research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

(2)       vote and submit proxies in a timely manner;

(3)       handle other administrative functions of proxy voting;

(4)       maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)       maintain records of votes cast; and

(6)       provide recommendations with respect to proxy voting matters in general.

C.            Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D.            Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

E.             Portfolio managers of Neuberger Berman Funds will be required to monitor for scheduled or anticipated proxy votes relating to securities held in their portfolio out on loan and to determine whether, taking into account, among other things, the size of the portfolio holding and the materiality of the outcome of the vote to the interests of the fund, the securities should be withheld or recalled from loan on the relevant record date. Upon making a determination that a security should be withheld or recalled from loan, the portfolio manager will be required to so notify NB management personnel, who in conjunction with the relevant securities lending agent will exercise its best efforts to block the security from loan on a relevant date or to terminate any existing loan in time to enable the fund to cast such vote.

V.            Conflicts of Interest

A.            Glass Lewis will vote proxies in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends.  NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

B.            In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with Glass Lewis recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time.  Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional.  In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

C.            In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and Glass Lewis refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted.  After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.  The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

D.            Material conflicts cannot be resolved by simply abstaining from voting.

VI.           Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1)           a copy of these policies and procedures, which shall be made available to clients upon request;

(2)           proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);

(3)           a record of each vote cast (which Glass Lewis maintains on NB’s behalf);

(4)           a copy of each questionnaire completed by any NB Investment Professional under Section V above;

(5)           any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

(6)           each written client request for proxy voting records and NB’s written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII.         Disclosure

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client’s proxy.

Effective June 2007

PROXY PAPER POLICY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

2007 PROXY SEASON

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

Election of Directors

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintains a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have a record of positive performance, and have members with a breadth and depth of experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when a director sits on multiple boards and has a track record that indicates a lack of objective decision making, that will also be considered when assessing the independence of directors. Ultimately, the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to find personal, familial, or financial relationships (not including director compensation) that may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

1.             Independent Director –  An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years(1) before the inquiry are usually considered “current” for purposes of this test.

In our view, a director is considered an affiliate for the following five years if they are: currently in an interim management position as an insider; a director who served in such a capacity for less than one year and is no longer serving in that capacity as independent; or a director who served in such a capacity for over one year but is no longer serving in that capacity. Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

2.             Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.(2) This includes directors whose employers have a material financial relationship with the company.(3) In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

3.             Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, a director who derives more than 50% of total compensation from a company as a result of affiliated transactions with the director’s employer faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will withhold votes from such a director.

Definition of “Material: A material relationship is one in which the dollar value exceeds: (i) $50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or (ii) $100,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive; and any aircraft and real estate dealings between the company and the director’s firm; or (iii) 1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $100,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Voting Recommendations on the Basis of Board Independence: Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds’ independent. Where more than one-third of the members are affiliated or inside directors, we typically4 recommend withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold. In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence: We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.(5) We typically recommend that shareholders withhold their votes from any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Separation of the Roles of Chairman and CEO: Glass Lewis believes that separating the roles of corporate officer and chairman creates a better governance structure than a combined executive/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO sits on or chairs the board, since a CEO presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

We do not recommend that shareholders withhold votes from CEOs who serve on or chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served. We also look at how directors voted while on the board.

Voting Recommendations on the Basis of Performance: We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend withholding votes from:

1.     A director who fails to attend a minimum of 75% of the board meetings or 75% of the total of applicable committee meetings and board meetings.(6)

2.     A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these forms on a case-by-case basis).

3.     A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.     A director who has received two withhold recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.     All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

6.     An insider director who derives more than 50% of the director’s income from affiliated transactions with the company.

Audit Committees and Performance: Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”(7)

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards for Assessing the Audit Committee: For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”(8)

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend withholding votes from the following members under the following circumstances:(9)

1.             The audit committee chair, if the audit committee does not have a financial expert or has a financial expert who does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

2.             The audit committee chair, if the audit committee did not meet at least 4 times during the year.

3.             The audit committee chair, if the committee has less than three members.

4.             Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.

5.             All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

6.             The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (i.e., we recommend against ratification of the auditor).

7.             All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the PCAOB.

8.             All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

9.             All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

10.           The audit committee chair(10) if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will withhold for the entire audit committee.

11.           All members of an audit committee where the auditor has resigned and reported that a section 10A(11) letter has been issued.

12.           All members of an audit committee at a time when material accounting fraud occurred at the company.

13.           All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated due to serious material fraud.

14.           All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion.

15.           All members of an audit committee at a company where the CEO and CFO certified as of the previous year or quarter end that the company had effective internal controls, but during the current year or as of the filing of its annual report:

(1) the company reports a material weakness exists, or (2) the independent auditor reports a material weakness. However, if the company or auditor report such a material weakness, and it is not accompanied by disclosure of a material restatement, and is corrected prior to the release of the annual report, we will not withhold from members of the audit committee.

16.           All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.           All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.           All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

19.           All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for consequential damages or requires the corporation to use alternative dispute resolution.(12)

20.           All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance: Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

We evaluate compensation committee members on the basis of their performance while serving on the compensation committee in question, not for actions taken solely by prior committee members who are not currently serving on the committee.

When assessing the performance of compensation committees, we will recommend withholding votes for the following:(13)

1.             All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis).(14)

2.             Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.             The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis.

4.             All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.             All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.             All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.             The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8.             All members of the compensation committee when the company repriced options within the past two years and we would not have supported the repricing (e.g., officers and directors were allowed to participate).

9.             All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10.           All members of the compensation committee when option exercise prices were backdated. Glass Lewis will withhold for an executive who played a role in and participated in option backdating.

11.           All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.           All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

Nominating and Governance Committee Performance: The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. Regarding the nominating and or governance committee, we will recommend that votes be withheld from the following:(15)

1.             All members of the governance committee(16) during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal. Examples of these types of shareholder proposals are majority vote to elect directors and requests for advisory votes on compensation committee reports.

2.             The governance committee chair,(17) when the board is less than two-thirds independent, the chairman is not independent and an independent lead or presiding director(18) has not been appointed, unless company performance has been in the top quartile of the company’s peers. We note that each of the Business Roundtable, The Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent.

3.             In the absence of a nominating committee, the governance committee chair when there are less than five or more than 20 members on the board.

4.     The governance committee chair, when the committee fails to meet at all during the year.

Regarding the nominating committee, we will recommend that votes be withheld from the following:(19)

1.     All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.     The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated).

3.     In the absence of a governance committee, the nominating committee chair(20) when the board is less than two-thirds independent, the chairman is not independent, and an independent lead or presiding director has not been appointed,(21) unless company performance has been in the top quartile of the company’s peers.

4.     The nominating committee chair, when there are less than five or more than 20 members on the board.(22)

5.     The nominating committee chair, when a director received a greater than 25% withhold vote the prior year and the director was not removed or the issues that raised shareholder concern were not corrected.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and director serving at 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience: We typically recommend that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.(23)

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues in making voting recommendations.

Conflicts of Interest: We believe that a board should be wholly free of people who have an identifiable and substantial conflict of interest, regardless of the overall presence of independent directors on the board. Accordingly, we recommend that shareholders withhold votes from the following types of affiliated or inside directors:

1.             A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it. During 2006, Glass Lewis recommended that votes be withheld from 172 CFOs who sat on their companies’ boards.

2.             A director who is on an excessive number of boards: A director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives a withhold recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially those who are running another company.(24) Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.8, down from 1.2 in 2001 and 2.0 in 1998.(25)

3.             A director, or a director who has an immediate family member, providing consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.             A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $25,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5. Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.(26)

6.             All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

Size of the Board of Directors: While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend withholding votes from the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend withholding votes from all members of the nominating committee (or the governance committee, in the absence of a nominating committee).(27)

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not recommend withholding votes from boards whose composition reflects the makeup of the shareholder population. In other words, affiliates and insiders who are associated with the controlling entity are not subject to the two-thirds independence rule.

Independence Exceptions: The independence exceptions that we make for controlled companies are as follows:

1.             We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.             The compensation committee and nominating and governance committees do not need to consist of independent directors.

a.             We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b.             Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. However, given that a controlled company has certain obligations to minority shareholders we feel that the CEO should not serve on the compensation committee. Therefore, at companies that receive a pay-for-performance score of D or F, Glass Lewis will recommend withholding votes from CEOs serving on the compensation committee.

3.             Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

4.             Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company, we lower our independence requirement from two-thirds to a majority of the board and keep all other standards in place.

Size of the Board of Directors: We have no board size requirements for controlled companies.

Audit Committee Independence: We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee audits could create an insurmountable conflict of interest.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies.

Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.             Size of the board of directors: The board should be made up of between five and twenty directors.

2.             The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.             Independence of the audit committee: The audit committee should consist solely of independent directors.

4.             Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.             Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.             When the auditor is not up for ratification: We do not recommend withholding votes from the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.             Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend withholding votes from the chairman of an investment company’s nominating committee as well as the chairman if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”(28) When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.(29)

During a March 2004 Glass Lewis Proxy Talk on staggered boards, the proponents of staggered boards could not identify research showing that staggered boards increase shareholder value. The opponents of such a structure marshaled significant support for the proposition that, holding everything else constant, classified boards reduce shareholder value. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”(30)

Shareholders have increasingly come to agree with this view. In fact, 2005 saw the tide turn in corporate America as now fewer than half of U.S. companies have a classified board structure, down from approximately 60% of companies in 2004. Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average 61% support among shareholders in 2002, whereas in 1987, only 16.4% of votes cast favored board declassification.

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

Mandatory Director Retirement Provisions

Director Term Limits

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often they are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between length of tenure and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

However, if a board adopts term limits, it should follow through and not waive the limits. If the board waives its term limits, Glass Lewis will consider a withhold recommendation from the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction.

Director Age Limits

Glass Lewis believes that age limits are not in shareholders’ best interests. Academic literature suggests that there is no evidence of a correlation between age and director performance. Like term limits, age limits are a crutch for boards that are unwilling to police their membership and decide when turnover is appropriate.

While we understand some institutions’ support for age limits as a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits is to restrict experienced and potentially valuable board members from service through an arbitrary cut-off date. Further, age limits unfairly imply that older (or in rare cases, younger) directors cannot contribute to company oversight. A director’s experience can be valuable to shareholders because directors navigate complex and critical issues when serving on a board.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board has adopted age limits for directors and yet chooses to waive them, we will consider a withhold recommendation for the nominating and/or governance committees, unless the rule was waived for the purpose of completing a pending corporate transaction such as a merger.

Requiring Two or More Nominees per Board Seat

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. But we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

Majority Vote for the Election of Directors

The SEC proposal: Repeatedly over the past several decades, shareholders have sought a way to have a voice in director elections. Most of these efforts have centered on regulatory change, the latest iteration of which is the proxy access debate that has taken place at the SEC over the past three years, which appears to have stalled. In our view, the proposal here is an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2006, Glass Lewis tracked 147 proposals to require a majority vote to elect directors. The average vote in favor was 44%. 35 proposals received a majority of votes, up from just seven in 2005. The highest vote in favor was at Marriott where management recommended shareholders vote for the proposal which 96% of shareholders supported. Over 150 companies now have some form of majority voting which can take several forms as described below.

The plurality vote standard: Today, most companies elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of any nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard: If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director.

Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors.

Glass Lewis will generally support proposals calling for the election of directors by a majority vote.

ABA study of majority vs. plurality voting: Various initiatives are examining the issue of majority versus plurality voting. The ABA Business Law Section’s Committee on Corporate Laws studied the issue to make recommendations for that portion of the Model Business Corporation Act relating to shareholder voting for director nominees.

In June of 2005, the Committee issued for comment a discussion paper analyzing the issue in detail and identifying alternatives to plurality voting. According to the discussion paper, although companies adopted plurality voting because of concerns about “failed elections” under a majority-vote system, it was not until 1987 that Delaware corporate law made plurality the default standard because of the increasing number of corporate takeovers.

The ABA committee published its preliminary report on January 17, 2006 with a recommendation that stops short of changing the near-universal plurality standard to a majority standard in the Model Act. However, the committee does recommend allowing shareholders to implement a form of majority voting by amending the company’s bylaws. The committee also proposed a statutory method to require resignations of directors who fail to receive a majority vote.

In its final report published on March 13, 2006, the ABA committee stuck with its decision not to change the Model Act’s plurality voting default rule and to allow for the shareholders or the board to adopt an alternative voting system if they so choose. The committee kept plurality voting as the default rule because of the potential for failed elections under a majority standard and the uncertainty of having an untested voting system as the default rule.

Delaware law on director elections was amended in 2006 to facilitate the adoption of majority voting by companies and shareholders. The Delaware amendments allow directors to enter into irrevocable agreements that they will resign if they do not receive a specific number of votes for reelection. The amendments also forbid boards from unilaterally amending or repealing a shareholder-approved bylaw amendment specifying the vote necessary for the election of directors. But Delaware retains its default provision that directors are elected by a plurality of the votes. And nothing in Delaware law requires directors to execute an agreement to resign if they do not receive a majority vote.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting.

These steps range from requiring directors that receive a majority of withheld votes to resign (Pfizer) to actually requiring a majority vote of outstanding shares to elect directors (Intel). But a small number of companies, such as Lockheed Martin, have had a longstanding requirement of a majority of outstanding shares (a higher standard than votes cast) to elect a director.

We feel that the Pfizer, or “modified,” approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

II. Transparency and Integrity of Financial Reporting

Auditor Ratification

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health.

Shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection.

Voting Recommendations on Auditor Ratification: We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend withholding votes from the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.             When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.             Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.(31)

3.             When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.             When audit fees are excessively low, especially when compared with other companies in the same industry.

5.             When the company has aggressive accounting policies.

6.             When the company has poor disclosure or lack of transparency in its financial statements.

7.             Where the auditor limited its liability through its contract with the company.

8.             We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

We typically support audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Pension Accounting Issues

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Linking Pay with Performance

Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates the pay of the top five executives at every company in the Russell 3000. Our model benchmarks these executives’ pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group, and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance.

We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee’s performance.

Limits on Executive Compensation

Generally, Glass Lewis believes shareholders should not be directly involved in setting executive pay. Such matters should be left to the compensation committee. We view the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, we believe that companies whose pay-for-performance is in line with their peers should be able to pay their executives in a way that drives growth and profit, without destroying ethical values, giving consideration to their peers’ comparable size and performance.

However, Glass Lewis favors performance-based compensation as an effective way to motivate executives to act in shareholders’ best interests. Performance-based pay may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options

Stock options are a common form of executive compensation. Making options a part of compensation may be an effective way to attract and retain experienced executives and other key employees. Tying a portion of an executive’s pay to company performance also provides a good incentive for executives to maximize share value. Thus, we typically recommend that our clients oppose caps on executive stock options. However, stock option plans should prohibit re-pricing or acceleration of the options.

Linking Pay to Social Criteria

Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. But Glass Lewis also believes that the compensation committee is in the best position to set policy on management pay. Through director elections, shareholders can hold the compensation committee accountable for pay awarded.

EQUITY-BASED COMPENSATION PLANS

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm create enterprise value and not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because we believe that academic literature proves that some absolute limits are warranted.

We evaluate option plans based on ten overarching principles:

1.             Companies should seek more shares only when needed.

2.             Plans should be small enough that companies need shareholder approval every three to four years (or less).

3.             If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.             Annual net share count and voting power dilution should be limited.

5.             Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.             The expected annual cost of the plan should be proportional to the business’s value.

7.             The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8.             Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.             Plans should not permit re-pricing of stock options.

10.           Plans should not contain excessively liberal administrative or payment terms.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to re-trading.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends cause a stock’s value to decline dramatically, rather than specific company issues, and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

(i) officers and board members do not participate in the program;

(ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

(iii) the exchange is value-neutral or value-creative to shareholders with very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

(iv) management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Performance-Based Options

Shareholders commonly ask boards to adopt policies requiring that a significant portion of future stock option grants to senior executives be based on performance. Performance-based options are options where the exercise price is linked to an industry peer group’s stock-performance index.

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While we do not believe that equity-based pay plans for all employees should be based on overall company performance, we do support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries).

Boards often argue that basing option grants on performance would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach to attract executives with the ability to guide the company toward its targets. If the board believes in performance-based pay for executives, then these proposals requiring the same should not hamper the board’s ability to create equity-based compensation plans.

We generally recommend that shareholders vote in favor of performance-based option requirements.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return. Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.(32)

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend withholding votes from that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend withholding votes from those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending withholding votes from members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending withholding votes from the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend withholding votes from executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m)Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that these proposals include: specific performance goals, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of reasonable pay relative to business performance, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

Director Compensation Plans

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

Full Disclosure of Executive Compensation

Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, analysts investigate whether the company discloses the performance metrics that it uses to determine executive compensation. Performance metrics vary and may include items such as revenue growth, targets, or human resources issues.

However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use compensation information for employees below the level of the most senior corporate officers.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel issues that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Shareholder Proposals Regarding Compensation Issues

Shareholder Proposals Regarding Severance Agreements

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval and negotiation of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of directors.

When proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit. We believe that shareholders should be consulted before relinquishing such a right, and that such proposals would still leave companies with sufficient freedom to enter into the vast majority of severance arrangements.

Additionally, investors should monitor severance agreements when they are initially put in place. If shareholders initially approved of a severance agreement, it is inappropriate to withhold votes from the compensation committee later on when the severance agreement goes into effect. However, in the absence of a shareholder vote on severance agreements, Glass Lewis will evaluate the role of the compensation committee when the agreement was adopted.

Shareholder Proposals on Advisory Votes on Compensation Committee Reports

Glass Lewis carefully reviews the compensation awarded to senior executives. We believe that this is an important area in which the board’s priorities are revealed. However, as a general rule, Glass Lewis does not believe shareholders should be involved in the design, negotiation or approval of compensation packages. Such matters should be left to the compensation committee, which can be held accountable for its decisions through their election.

But sometimes proposals are made to allow shareholder advisory approval of the committee’s compensation report. Glass Lewis believes that advisory voting to approve the reports of a compensation committee is an effective mechanism for enhancing transparency in setting executive pay, improving accountability to shareholders, and providing for a more effective link between pay and performance. While a vote to approve the report will not directly affect the board’s ability to set compensation policy, it will allow shareholders to register their opinions regarding the company’s compensation practices. We believe that a vote disapproving of a compensation committee report may compel the board to re-examine its compensation practices and act accordingly.

The practice of approving a company’s compensation reports is standard in a small but growing number of non-U.S. countries, including in the U.K. since 2002. A 2004 study for the British Department of Trade and Industry found that the advisory voting requirement has resulted in “a number of well publicized situations where [compensation] committees have changed their policy or practice as a result of direct shareholder voting.”(33) The study also found that the extent to which companies consulted shareholders about compensation practices has greatly increased over the past two years.

Shareholder Proposals on Bonus Recoupments Following Restatements (“Clawbacks”)

Glass Lewis carefully reviews the compensation awarded to senior executives and we believe that senior executives of a company should never receive compensation for performance that was not achieved by the company.

We believe shareholders would be well served by requiring the board to adopt a more detailed and stringent policy, rather than relying on regulatory action such as requirements under Sarbanes Oxley. When examining proposals that require companies to recoup executives’ bonuses paid as a result of faulty accounting, Glass Lewis will first look to see if the company has already adopted a policy to recoup bonuses awarded to senior executives during a restatement, and whether that policy is included in the CEO’s contract. When the board has already committed to a proper course, in our opinion, and their current policy covers the major tenets of the proposal at hand while giving the board adequate flexibility to exercise discretion over these matters, we see no need for further action.

In some instances, shareholder proposals call for board action that may contravene the board’s legal obligations under its agreements with executives, such as employment agreements. In addition, the board’s ability to exercise its judgment and reasonable discretion on this issue may be limited under such proposals, which may not be warranted, depending on the specific situation of the company in question. A recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.

Where a company is giving a new contract to an executive that does not include a clawback provision and the company has had a material restatement, especially if the restatement was due to fraud, Glass Lewis will recommend withholding votes from the responsible members of the compensation committee. Compensation committee members have an obligation to build in reasonable controls to executive contracts to prevent payments in the case of inappropriate behavior.

IV. Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable

‘qualifying offer’ clause. We will consider supporting a poison pill plan if the qualifying offer clause includes the following attributes: (i) The form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly supports shareholders’ right to call special meetings. But to prevent abuse and waste of corporate resources by a minority of shareholders, we believe this right should be limited to a minimum of 15% of the shareholders requesting such a meeting. Generally, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But when proposals are presented that would allow shareholders to call special meetings without a minimum threshold, we will support them because the benefit to shareholders outweighs the possible abuse of the right to call shareholder meetings.

Shareholder Action by Written Consent

Glass Lewis strongly supports shareholders’ right to act by written consent. As with the right to call special meetings, we believe such rights should be limited to a minimum of 15% of the shareholders requesting action by written consent, to prevent abuse and waste of corporate resources. Again, we believe a lower threshold may leave companies subject to meetings that may disrupt business operations to focus on the interests of a minority of owners. But we will support proposals to allow shareholders to act by written consent without a minimum threshold because shareholders are better off with this right than without it, and the benefit to shareholders outweighs the potential for abuse.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquiring corporation seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

Authorizes Shares

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

(i)            Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

(ii)           Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

(iii)          Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

(iv)          Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Advance Notice Requirements for Shareholder Ballot Proposals

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

Voting Structure

Cumulative Voting

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Cumulative voting is a process that maximizes minority shareholders’ ability to ensure representation of their views on the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

Academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business.

Transaction of Other Business at an Annual or Special Meeting of Shareholders

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

Anti-Greenmail Proposals

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

V. Shareholder Initiatives and Management of the Firm

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally favor proposals likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management and policy decisions related to political, social, or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

We feel strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including director elections, and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe shareholders should hold directors accountable for management and policy decisions through director elections.

Reimbursement of Solicitation Expenses

Glass Lewis feels that in some circumstances, replacing some or all directors on a company’s board is warranted where the incumbent director or directors have failed in their oversight of management by failing to address continuously poor performance. Where a dissident shareholder is seeking reimbursement for his or her expenses and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for expenses incurred in waging the contest.

In the rare case where a shareholder has put the shareholder’s own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of expenses by the company. In such a situation, other shareholders express their agreement by virtue of their majority vote for the dissident and will share in the improved company performance.

But contests are expensive and distracting to the management and the board. Therefore, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support a particular candidate or set of candidates.

Labor Practices and Non-Discrimination Policies

Where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholder proposals that seek to address labor policies, such as shareholder proposals calling for increased disclosure of labor policies and of steps a company has taken to mitigate the risks associated with those policies.

In general, Glass Lewis believes labor and human resources policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine appropriate practices in the context of its business. However, Glass Lewis recognizes that companies with a record of poor labor relations or treatment of its workers can face risks, such as employee lawsuits, poor employee work performance and turnover, and regulatory investigations. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems.

For example, at Wal-Mart’s annual meeting in 2005 we recommended a vote in favor of a shareholder proposal to have the company prepare an equal employment opportunity report. We felt that there was significant potential economic exposure stemming from lawsuits and a federal investigation, both regarding the company’s labor practices.

In our View, Wal-Mart’s shareholders deserved to know if their company had engaged in discriminatory employment practices that made it vulnerable to lawsuits and a variety of potential economic losses stemming from lawsuits and potential negative market reaction. In addition, we felt the shareholders should be informed about specific steps Wal-Mart was taking to address these issues that could have had a negative impact on the stock price.

Military and US Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where such disclosure is already mandated by law, unless circumstances exist that warrant the extra disclosure. Shareholders should hold directors accountable for a corporation’s egregious actions that threaten shareholder value, such as the bribing of public officials. For example, we will withhold votes from members of the audit committee (and any responsible director such as a CEO) when a law enforcement agency has charged a company and/or director with a violation of the FCPA.

Foreign Government Business Policies

Where a corporation operates in a foreign country, we believe that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. However, the company and board may lack controls to help prevent such conduct, examples of which include money laundering or environmental violations such as at BP. We believe that shareholders should hold board members accountable for these issues when they face reelection, as they may subject the company to financial risk even if limited to reputational damage. In such instances, we will hold those board members responsible for oversight of internal controls and compliance, usually the audit committee and CEO, accountable for their actions by withholding a vote for them.

Environmental Policies

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable when they face reelection.

Glass Lewis recognizes the significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Further, directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders.

While Glass Lewis recognizes that most environmental concerns are best addressed via avenues other than proxy proposals, when a substantial environmental risk has been ignored or inadequately addressed, we may recommend that votes be withheld from responsible members of the governance committee. In some cases, we may recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored, or was not mitigated.

Climate Change Disclosure Proposals

Glass Lewis will consider recommending a vote in favor of a reasonable proposal to disclose a company’s climate change information when (1) a company has encountered problems such as lawsuits and/or government investigations or investors have established a link to impact on shareholder value from climate change, and (2) the company has failed to adequately disclose how it has addressed these problems. We will examine such proposals in light of requests made to the company for additional information, its response and whether there is a reasonable case as to the negative implications to shareholders and the company.

We will look favorably upon the proposals establishing that the problems at issue could have a negative implication for the company or its shareholders.

Reporting Contributions and Political Spending

Glass Lewis believes that disclosure of how a company uses its funds is an important component of corporate accountability to shareholders. A major issue is whether political contributions are being appropriately monitored and spent on behalf of shareholders to create shareholder value. Studies have shown that in some instances, management of some corporations have used stockholder assets to attempt to buy influence with legislators in a manner that ultimately had a negative impact on shareholder value.(34)

Some campaign contributions are heavily regulated by federal, state, and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Some progressive companies provide more information about certain political contributions on company websites, such as contributions to “527” organizations. We believe that the mechanism for disclosure of contributions and the standards for giving are best left to the board, except where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process.

However, in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the Company is mismanaging corporate funds through political donations or has a record of doing so, Glass Lewis will consider supporting shareholder proposals seeking greater disclosure of political giving. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending withholding votes from governance committee members or other responsible directors.

(1) NASDAQ originally proposed a five-year look-back period, but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look back period to directors who have previously served as executives of the company on an interim basis for less than one year.

(2) If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

(3) We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically withhold from directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

(4) With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend withholding from the affiliates or insiders who are up for election just to achieve two-thirds independence.

(5) We will recommend withholding votes from any audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

(6) However, where a director has served for less than one full year, we will not typically withhold for failure to attend 75% of meetings. Rather, we will note the failure with a recommendation to track this issue going forward. We will also refrain from recommending to withhold from directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

(7) “Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

(8) Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

(9) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

(10) In all cases, if the chair of the committee is not specified, we recommend withholding from the director who has been on the committee the longest.

(11) Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and should be taken seriously.

(12) The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

(13) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

(14) Where there have been two CEOs in one year or a large sign-on bonus for an incoming CEO, we will consider not recommending withholding and deferring judgment until the next year or a full year after arrival.

(15) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

(16) If the board does not have a governance committee (or a committee that serves such a purpose), we recommend withholding from the entire board on this basis.

(17) If the committee chair is not specified, we recommend withholding from the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend withholding from the longest-serving board member serving on the committee.

(18) We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend withholding votes as if there were no lead or presiding director.

(19) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

(20) If the committee chair is not specified, we will recommend withholding from the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend withholding from the longest-serving board member on the committee.

(21) In the absence of both a governance and a nominating committee, we will recommend withholding from the chairman of the board on this basis.

(22) In the absence of both a governance and a nominating committee, we will recommend withholding from the chairman of the board on this basis.

(23) We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

(24) Our guidelines are consistent with the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

(25) Spencer Stuart Board Index, 2006, p. 10

(26) There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

(27) The Conference Board, at p. 23 in its report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

(28) Lucian Bebchuk, John Coates, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” December 2002, page 1.

(29) Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).

(30) Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

(31) An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

(32) Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

(33) Deloitte & Touche. “Report on the Impact of the Directors’ Remuneration Report Regulations.” (2004).

(34) “The Green Canary: Alerting Shareholders and Protecting Their Investments.” The Center for Political Accountability. February 2005.

Northern Trust Corporation
Proxy Voting
Policies and Procedures

Revised 04/18/07

These policies and procedures (and the guidelines that follow) apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

SECTION 1.  PROXY VOTING GUIDELINES

The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. As used in these policies and procedures the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary voting authority.

Absent special circumstances of the types described in these policies and procedures, Northern Trust will generally exercise its proxy voting discretion in accordance with the guidelines set forth below. In situations where the application of Northern Trust’s guidelines would be inappropriate for particular proxy issues of non-U.S. companies due to local market standards, customs and best practices, Northern Trust will instruct its Proxy Voting Service (defined below in Section 3) to provide a vote recommendation based on the Proxy Voting Service’s relevant global guidelines. Examples of such issues include “poison pill” defenses, which are allowed to be approved by a company’s board of directors without shareholder approval in a number of countries, and definitions of director independence, which vary significantly from country to country.

The foregoing domestic and global proxy voting guidelines are collectively referred to in these policies and procedures as the “Proxy Guidelines”.

SECTION 2.  PROXY COMMITTEE

Northern Trust’s Proxy Committee has responsibility for the content, interpretation and application of the Proxy Guidelines. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. Except as otherwise provided in Section 5, a majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose.

SECTION 3.  PROXY VOTING SERVICE

Northern Trust has delegated to an independent third party proxy voting service (“Proxy Voting Service”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines. In the event that the Proxy Voting Service does not or will not provide recommendations with respect to proxy proposals for securities over which Northern Trust or its affiliates have voting discretion, the relevant proxy analyst at Northern Trust responsible for the issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.

SECTION 4.  APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the matte, under consideration, the nature of the proposal, and the company involved. As a result, a proxy may be voted in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

The Proxy Committee will document the rationale for any proxy voted contrary to the recommendation of the Proxy Voting Service or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst.

SECTION 5.  CONFLICTS OF’ INTEREST

Northern Trust may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Northern Trust may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies.

Northern Trust may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

Northern Trust seeks to address such conflicts of interest in various ways, including the following:

I.            The establishment, composition and authority of the Proxy Committee

II.           The delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service,

III.           Subject to paragraph IV below, if the Proxy Committee determines that a particular proxy vote involves a potential conflict of interest between Northern Trust and a person having an interest in the outcome of that vote, it will follow the vote recommendations of the Proxy Voting Service, provided pursuant to these policies and procedures, with respect to such proxy issue unless the Proxy Committee determines, consistent with its duty of loyalty and care, that the interests of clients/beneficiaries would be better served by voting contrary to such vote recommendations. Any determination by the Proxy Committee under this paragraph III to vote a proxy issue in a manner contrary to such vote recommendations must be made by a vote of at least 70% of the then current members of the Proxy Committee.

IV.           If the Proxy Committee determines that a particular proxy issue involves a conflict of interest so severe that the Proxy Committee is unable to exercise independent judgment on the voting of such proxy issue, the Proxy Committee may resolve the conflict of interest in any of the following ways:

•         Following the vote recommendation of the Proxy Voting Service provided pursuant to these policies and procedures

•         Following the vote recommendation of an independent fiduciary appointed for that purpose

•         Voting pursuant to client direction

•         Abstaining

•         Voting pursuant to a “minor voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee).

The method selected by the Proxy Committee may vary, consistent with its duty of loyalty and care, depending upon the facts and circumstances of each situation and the requirements of applicable law. Examples of proxy votes referred to in this paragraph IV include, without limitation, voting proxies on securities issued by Northern Trust Corporation or its affiliates, and proxy votes on matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual find advisory fees where Northern Trust is the fund advisor).

SECTION 6.  PROXY VOTING RECORDS; CLIENT DISCLOSURES

Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:

I.              A copy of these policies and procedures.

11.           A copy of each proxy statement Northern Trust receives regarding client securities.

III.           A record of each vote cast by Northern Trust on behalf of a client.

IV.           A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.

V.            A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items II. and III. above.

The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.

SECTION 7.  ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA, In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.

SECTION 8.  MUTUAL FUNDS

Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the find and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 9.  OTHER SPECIAL SITUATIONS

Proxies of funds or accounts that specie’ the use of proxy guidelines other than the Proxy Guidelines will be voted in accordance with these other guidelines. Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Northern Trust

Proxy Voting Guidelines

1. The Board of Directors

A.  Voting on Director Nominees in Uncontested Elections

Northern Trust generally votes for director nominees in uncontested elections absent countervailing factors such as a lack of director independence (see below) or chronic, unjustified absenteeism.

B.  Director Independence

For any situations not already covered by a rule or regulation, Northern Trust will generally vote for shareholder proposals requesting that the board of a company be comprised of a majority of independent directors and will generally vote against shareholder proposals requesting that the board of a company be comprised of a supermajority of independent directors. Northern Trust generally votes against shareholder proposals that would require the appointment of a lead or presiding director unless the audit, compensation and nominating committees are not composed of independent persons. Northern Trust generally votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively and withholds votes for the election of non-independent directors serving on an audit, compensation or nominating committee or board. In addition, Northern Trust generally leaves the choice of chairman to the board’s discretion as Northern Trust’s support for proposals that principal committees consist exclusively of independent directors and that the board be comprised of a majority of independent directors provides sufficient checks and balances.

For all situations that involve a NASDAQ or a NYSE listed company, Northern Trust will use the NASDAQ’s or the NYSE’s definition, respectively, of an independent director to determine a board candidate’s status. In any other situation, Northern Trust will consider a board candidate or member to lack independence if the proposed director:

a) Receives, or one of the proposed director’s immediate family members receives, more than $100,000 per year in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); such person is presumed not to be independent until three years after he or she ceases to receive more than $100,000 per year in such compensation.

b) Is affiliated with or employed by, or if one of the proposed director’s immediate family members is affiliated with or employed in a professional capacity by, a present or former auditor of the company; the proposed director will not be considered “independent” until three years after the end of either the affiliation or the auditing relationship.

c) Is employed, or one of the proposed director’s immediate family members is employed, as an executive officer of another company where any of the listed company’s present executives serves on that company’s compensation committee; the proposed director will not be considered “independent” until three years after the end of such service or the employment relationship.

d) Is an executive officer or an employee, or one of the proposed director’s immediate family members is an executive officer, of another company (A) that accounts for at least 2% or $1 million, whichever is greater, of the listed company’s consolidated gross revenues, or (B) for which the listed company accounts for at least 2% or $1 million, whichever is greater, of such other company’s consolidated gross revenues; in each case, the proposed director is not considered “independent” until three years after consolidated gross revenues fall below that threshold.

C.  Stock Ownership Requirements

Northern Trust generally votes against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

D.  Term of Office

Northern Trust generally votes against shareholder proposals to limit the tenure of outside directors.

E.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis. Northern Trust generally votes for proposals providing indemnification protection to officers and directors, and for proposals limiting the liability of officers and directors for monetary damages, provided such proposals do not appear to conflict with applicable law and cover only future actions.

F. Charitable Contributions

Northern Trust votes against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

II.  Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•                            long-term financial performance of the target company relative to its industry;

•                            management’s track record;

•                            background to the proxy contest;

•                            qualifications of director nominees (both slates);

•                            evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•                            stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide the reimbursement for dissidents waging a proxy contest are made on a case-by-case basis. Northern Trust will generally support such proposals in cases where (i) Northern Trust votes in favor the dissidents and (ii) the proposal is voted on the same proxy as the dissident slate and, as such, is specifically related to the contested proxy at issue.

Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

III.  Auditors

Ratifying Auditors

Northern Trust generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Northern Trust generally votes against shareholder proposals that seek to restrict management’s ability to utilize selected auditors, subject to the qualifications set forth above.

IV.  Proxy Contest Defenses

A.  Board Structure: Staggered vs. Annual Elections

Northern Trust generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect all directors annually.

B.  Shareholder Ability to Remove Directors

Northern Trust generally votes for proposals that provide that directors may be removed only for cause.  Northern Trust generally votes for proposals allowing shareholders to elect replacements and fill vacancies.

C.  Cumulative Voting

Northern Trust generally votes against proposals to eliminate cumulative voting, unless such proposals are intended to effectuate a majority voting policy.

Northern Trust generally votes for proposals to institute cumulative voting, unless the company has previously adopted a majority voting policy, or a majority voting shareholder proposal, consistent with Northern Trust’s majority voting guidelines, is on the ballot at the same time as the cumulative voting proposal, in which case Northern Trust generally votes against such cumulative voting proposals.

D.  Majority Voting

In analyzing shareholder proposals calling for directors in uncontested elections to be elected by an affirmative majority of votes cast, Northern Trust focuses on whether or not the company has adopted a written majority voting (or majority withhold) policy that provides for a meaningful alternative to affirmative majority voting.

In cases where companies have not adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes for shareholder majority voting proposals.

In cases where companies have adopted a written majority voting (or majority withhold) policy, Northern Trust generally votes against shareholder majority voting proposals, provided that the policy is set forth in the company’s annual proxy statement and either:

•                            requires nominees who receive majority withhold votes to tender their resignation to the board;

•                  sets forth a clear and reasonable timetable for decision-making regarding the nominees status; and

•                  does not contain any specific infirmities that would render it an ineffective alternative to an affirmative majority voting standard or otherwise provides a meaningful alternative to affirmative majority voting.

In determining the adequacy of a company’s majority voting (or majority withhold) policy, Northern Trust may also consider, without limitation, any factors set forth in the policy that are to be taken into account by the board in considering a nominee’s resignation and the range of actions open to the board in responding to the resignation (e.g., acceptance of the resignation, maintaining the director but curing the underling causes of the withheld votes, etc.).

E.  Shareholder Ability to Call Special Meetings

Northern Trust generally votes for proposals to restrict or prohibit shareholder ability to call special meetings, but will vote against such proposals and in favor of shareholder proposals to allow shareholders to call special meetings if the minimum ownership requirement is at least 15% of outstanding shares.

F.  Shareholder Ability to Act by Written Consent

Northern Trust generally votes against proposals allowing shareholders to take action by written consent

G.  Shareholder Ability to Alter the Size of the Board

Northern Trust generally votes against proposals limiting management’s ability to alter the size of the board.

V.  Tender Offer Defenses

A.  Poison Pills

Northern Trust generally votes against shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Northern Trust will review on a case-by-case basis management proposals to ratify a poison pill.

B.  Fair Price Provisions

Northern Trust will review votes case-by-case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Northern Trust generally votes for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.  Greenmail

Northern Trust generally votes for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Northern Trust votes on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.  Pale Greenmail

Northern Trust votes on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E.  Unequal Voting Rights

Northern Trust generally votes against dual class exchange offers.

Northern Trust generally votes against dual class recapitalizations.

F.  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.  Supermajority Shareholder Vote Requirement to Approve Mergers

Northern Trust generally votes against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Northern Trust generally votes for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.  White Squire Placements

Northern Trust generally votes for shareholder proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes, unless the company has committed to issuing such shares with no more than one vote per share.

VI.  Miscellaneous Governance Provisions

A.  Confidential Voting

Northern Trust generally votes for proposals requiring confidential voting and independent vote tabulators.

B.  Equal Access

Northern Trust generally votes against shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.  Bundled Proposals

Northern Trust votes on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.  Shareholder Advisory Committees

Northern Trust votes on a case-by-case basis, proposals to establish a shareholder advisory committee.

VII.  Capital Structure

A.  Common Stock Authorization

Northern Trust votes on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B.  Stock Distributions: Splits and Dividends

Northern Trust generally votes for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.  Reverse Stock Splits

Northern Trust generally votes for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.  Blank Check Preferred Authorization

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, Northern Trust generally votes against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights, stock unless the voting, conversion, dividend and distribution, and other rights are specified and the voting rights are limited to one vote per share.

E.  Shareholder Proposals Regarding Blank Check Preferred Stock

Northern Trust generally votes for shareholder proposals requiring blank check preferred stock placements to be submitted for shareholder ratification unless the shares are to be issued for the purpose of raising capital or making acquisitions.

F.  Adjust Par Value of Common Stock

Northern Trust generally votes for management proposals to reduce the par value of common stock.

G.  Preemptive Rights

Northern Trust reviews on a case-by-case basis, proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base. We generally oppose preemptive rights for publicly-held companies with a broad stockholder base.

H.  Debt Restructurings

Northern Trust reviews on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•                            Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                            Change in Control — Will the transaction result in a change in control of the company?

•                            Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.  Share Repurchase Programs

Northern Trust generally votes for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII.        Executive and Director Compensation

Northern Trust votes on a case-by-case basis on executive and director compensation plans. Northern Trust generally votes against compensation plans if:

a.     The exercise price is less than ~00% of fair market value at the time of grant; or

b.     The company has repriced underwater stock options during the past three years; or

c.     The company fails the following described burn rate test.

A company will generally fail Northern Trust ‘s burn rate test if its three year average burn rate exceeds 2% AND exceeds an amount that is one standard deviation in excess of its GICS industry mean (segmented by Russell 3000 and non-Russell 3000 companies). A company that exceeds both of the foregoing three year average burn rates amounts can avoid a negative vote if it commits in a public filing to maintain a burn rate over the next three fiscal years that is no higher than one standard deviation in excess of its industry mean as calculated at the time of the proposal. Restricted shares or other “full-value” awards granted will be counted against the burn rate based on the following multiplier that varies based on a company’s annual stock price volatility:

Company Characteristics	Annual Stock Price Volatility	Multiplier
High Volatility	53% or greater	1.5 to I
Medium Volatility	25% to 52.99%	2.0 to I
Low Volatility	25% or lower	4.0 to 1

A.  OBRA-Related Compensation Proposals

Amendments that Place a Cap on Annual Grant or Amend Administrative Features

Northern Trust generally votes for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•                            Amendments to Added Performance-Based Coals

Northern Trust generally votes for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•                            Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans that would both increase shares reserved AND qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

•                            Approval of Cash or Cash-and-Stock Bonus Plans

Northern Trust generally votes for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B.  Shareholder Proposals to Limit Executive and Director Pay

Northern Trust generally votes against shareholder proposals that seek additional disclosure of executive and director pay information.

Northern Trust votes on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

C.  Golden and Tin Parachutes

Northern Trust generally votes against shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

D.  Employee Stock Ownership Plans (ESOPs) and Other Broad-Based Employee Stock Plans

Northern Trust generally votes for proposals to approve an ESOP or other broad-based employee stock purchase or ownership plan, or to increase authorized shares for such existing plans, except in cases when the number of shares allocated to such plans is “excessive” (i.e., generally greater than ten percent (10%) of outstanding shares).

E.  401(k) Employee Benefit Plans

Northern Trust generally votes for proposals to implement a 401(k) savings plan for employees.

F.  Director Retirement Benefits

Northern Trust generally votes for shareholder proposals requesting companies cease to pay retirement benefits to directors.

IX.           State of Incorporation

A.  Voting on State Takeover Statutes

Northern Trust votes on a case-by-case basis proposals to opt in or out of state takeover statutes

(including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.  Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

X.  Mergers and Corporate Restructurings

A.  Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•                            anticipated financial and operating benefits;

•                            offer price (cost vs. premium);

•                            prospects of the combined companies;

•                            how the deal was negotiated; and

•                            changes in corporate governance and their impact on shareholder rights.

B.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.  Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.  Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.   Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.  Appraisal Rights

Northern Trust generally votes for proposals to restore, or provide shareholders with, rights of appraisal.

G.  Changing Corporate Name

Northern Trust generally votes for changing the corporate name.

H.  Adjourn Meeting

Northern Trust generally votes against proposals giving management discretion to adjourn a meeting of shareholders in order to solicit additional votes.

XI.  Mutual Funds

A.  Election of Trustees

Votes on trustee nominees are evaluated on a case-by-case basis.

B.  Investment Advisory Agreement

Votes on investment advisory agreements are evaluated on a case-by-case basis.

C.  Fundamental Investment Restrictions

Votes on amendments to a fond’s fundamental investment restrictions are evaluated on a case-by-case basis.

D.  Distribution Agreements

Votes on distribution agreements are evaluated on a case-by-case basis.

XII.  Social and Environmental Issues

Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

RCM CAPITAL MANAGEMENT LLC

RCM PROXY VOTING GUIDELINES AND PROCEDURES

MAY 23, 2007

Policy Statement

RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting  power.

A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

Voting Procedure

The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting representatives from the Research Department, Portfolio Management Team (PMT), the Legal and Compliance Department, and the Proxy Specialist. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM’s vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

Resolving Conflicts of Interest

RCM may have conflicts that can affect how it votes its clients’ proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

Cost-Benefit Analysis Involving Voting Proxies

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost benefit analysis, RCM may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

RCM will not be able to vote securities on loan under securities lending arrangements into which RCM’s clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.

Proxy Voting Guidelines

Ordinary Business

Ordinary Business Matters: Case-by-Case

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting. Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact “other business,” will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

Auditors

Ratification of Auditors: Case-by-Case

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. RCM will review, on a case-by-case basis, instances in which the audit firm has substantial nonaudit relationships with the company, to determine whether we believe independence has been compromised.

Shareholder Proposals Regarding Rotation of Auditors: Generally FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

Shareholder Proposals Regarding Auditor Independence: Case-by-Case

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

Board of Directors

Election of Directors: Case-by-Case

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

Majority Vote Requirement for the Election of Directors: Case-by-Case

RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.

Classified Boards: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to declassify the board of directors.

Changing Size of Board: Case-by-Case

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

Majority of Independent Directors on Board: Case-by-Case

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

Minimum Share Ownership by the Board: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

Limit Tenure of Directors: AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

Director Indemnification and Liability Protection: Case-by-Case

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director’s legal expenses would be covered, RCM may vote FOR expanded coverage.

Separate Chairman/Chief Executive Officer: Case-by-Case

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO’s decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled nonmanagement meetings with a powerful and independent Lead Director.

Diversity of the Board of Directors: Case-by-Case

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

Executive and Director Compensation

Stock Incentive Plans: Case-by-Case

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans. RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

Shareholder Proposals Regarding Options Expensing: FOR

RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company’s earnings and profitability to shareholders.

Cash Bonus Plans (OBRA related): Case-by-Case

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA’s $1 million cap. The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place. In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

Eliminate Non-Employee Director Retirement Plans: FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

Employee Stock Purchase Plans: Case-by-Case

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests. Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent. For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees’ contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution (3) company matching contribution up to 25 percent of the employee’s contribution (4) no discount on stock price on the date of purchase.

Shareholder Proposals Regarding Executive Pay: Case-by-Case

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company’s awards are performance-based. Preferably, performance measures should include long-term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Executive Severance Agreements (Golden Parachutes): Case-by-Case

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

Capital Structure

Capital Stock Authorizations: Case-by-Case

RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company’s industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

Stock Splits and Dividends: Case-by-Case

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

Mergers and Corporate Restructuring

Mergers and Restructurings: Case-by-Case

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

Prevent a Company from Paying Greenmail: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

Fair Price Provision: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

State Antitakeover Statutes: Case-by-Case

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

Reincorporation: Case-by-Case

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company’s financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

Anti-takeover Defenses and Voting Related Issues

Poison Pills: Case-by-Case

RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company’s management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval. RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

Dual Class Capitalization with Unequal Voting Rights: Case-by-Case

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

Blank Check Preferred Stock: Case-by-Case

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Supermajority Voting Provisions: AGAINST

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

Cumulative Voting: Case-by-Case

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.

Shareholder Action by Written Consent: Case-by-Case

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

Shareholder’s Right to Call Special Meeting: FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

Confidential Voting: FOR

RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

Social and Environmental Issues

Shareholder Proposals Regarding Social and Environmental Issues: Case-by-Case

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

•                  Cost to implement proposed requirement

•                  Whether any actual abuses exist

•                  Whether the company has taken any action to address the problem.

•                  The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

Sign or Endorse the CERES Principles: Case-by-Case

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay.

PART C.  OTHER INFORMATION

ITEM 23.  Exhibits.

Exhibit Number Document

1(a)

Agreement and Declaration of Trust made as of October 22, l940, as amended and restated effective August 1, 1990. (Filed as Exhibit 1(a) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

1(b)

Amendment No. 1 to the Agreement and Declaration of Trust as amended and restated effective August 1, 1990. (Filed as Exhibit 1(b) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

1(c)

Amendment No. 2 to the Agreement and Declaration of Trust as amended and restated effective August 1, 1990. (Filed as Exhibit 1(c) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

2	Rules and Procedures of the Trust, as amended. (Filed as Exhibit 2 to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

3	Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1(a), 1(b), 1(c) and 2 above.

4(a)	(1)

Investment Management Agreement between the Trust and Retirement System Investors Inc., as amended and restated effective March 25, 2004. (Filed as Exhibit 4(a)(1) to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed on December 3, 2004.)

	(2)

Investment Management Agreement between the Trust and Retirement System Investors Inc., as amended and restated effective June 4, 2004. (Filed as Exhibit 4(a)(2) to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed on December 3, 2004.)

4(b)

Investment Sub-Advisory Agreements between Retirement System Investors Inc. and each of the investment sub-advisers listed below, and Schedule A thereto for each such Agreement, setting forth the terms of its respective compensation:

	(1)	Julius Baer Investment Management LLC (Filed as Exhibit 4(b)(1) to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed on December 3, 2004.)

(2)	Batterymarch Financial Management, Inc. (Filed as Exhibit C to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on October 8, 2003.)

(3)	Neuberger Berman Management Inc. (Filed as Exhibit D to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on October 8, 2003.)

(4)	RCM Capital Management LLC (Filed as Exhibit 4(b)(4) to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed on December 3, 2004.)

(5)	Northern Trust Investments, N.A. (Filed as Exhibit 4(b)(5) to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed on December 3, 2004.)

(6)	Shay Assets Management Inc. (Filed as Exhibit A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2004.)

(7)	DePrince, Race & Zollo, Inc. (Filed as Exhibit 4(b)(7) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed on January 31, 2007.)

(8)	LSV Asset Management (Filed as Exhibit 4(b)(8) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed on January 31, 2007.)

5	Distribution Agreement (Filed as Exhibit 5 to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

6

Retirement System for Savings Institutions Deferred Compensation Plan.  (Filed as Exhibit 6 to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

7(a)

Custody Agreement dated December 21, 1989 between the Trust and Custodial Trust Company.  (Filed as Exhibit 7(c) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

7(b)

Schedule of Custodial Remuneration for Custodial Trust Company. (Filed as Exhibit 7(d) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

8(a)	Undertaking Letter. (Filed as Exhibit 8(a) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

2

8(b)	Service Agreement. (Filed as Exhibit 8(b) to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A filed on December 2, 2003.)

8(c)	Reorganization Agreement. (Filed as Exhibit 8(c) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

8(d)	Amendment No. 1 to Service Agreement (Filed as Exhibit 8(d) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A filed on January 31, 2007.)

9(a)	Opinion of Milbank, Tweed, Hadley & McCloy. (Filed as Exhibit 9(a) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

10(a)	Consent of PricewaterhouseCoopers, LLP. (Filed as Exhibit 10(a) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

10(b)	Consent of Milbank, Tweed, Hadley & McCloy. (Filed as Exhibit 10(b) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

10(c)	Consent of McGladrey & Pullen, LLP. (Filed as Exhibit 10(c) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

10(d)	Independent Auditor’s Report of McGladrey & Pullen, LLP. (Filed as Exhibit 10(d) to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2000.)

10(e)	Consent of Anchin, Block & Anchin LLP. (Filed herewith.)

10(f)	Independent Auditor’s Report of PricewaterhouseCoopers, LLP. (Filed with the Registrant’s Definitive 2000 Annual Report on Schedule N-30D filed on November 29, 2001.)

11	None.

12	None.

13	Not applicable.

14	None.

15(a)	Trust’s Consolidated Code of Ethics. (Filed as Exhibit 15(a) to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A filed on January 29, 2001.)

3

15(b)	Julius Baer Investment Management LLC Code of Ethics (Filed as Exhibit 15(b) to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed on December 3, 2004.)

15(c)

Batterymarch Financial Management, Inc. Code of Ethics. (Incorporated herein by reference. Filed as corresponding exhibit to Post-Effective Amendment No. 23 to the Registration Statement of Legg Mason Global Trust Inc., SEC File No. 33-56672, filed on April 10, 2002.)

15(d)

Neuberger Berman Management Inc. Code of Ethics. (Incorporated herein by reference. Filed as corresponding exhibit to Post-Effective Amendment No. 92 to the Registration Statement of Neuberger Berman Equity Funds, SEC File No. 2-11357, filed on December 14, 2000.)

15(e)

Dresdner RCM Global Investors LLC Code of Ethics. (Incorporated herein by reference. Filed as corresponding Exhibit P (20) to Post-Effective Amendment No. 28 to the Registration Statement of SunAmerica Style Select Series Inc., SEC File No. 333-11283, filed on February 28, 2001.)

15(f)

Northern Trust Investments, N.A. Code of Ethics. (Incorporated herein by reference. Filed as corresponding Exhibit (o)(3) to Post-Effective Amendment No. 36 to the Registration Statement of Northern Funds, SEC File No. 033-73404, filed on May 29, 2001.)

15(g)

Shay Assets Management, Inc. Code of Ethics. (Incorporated herein by reference. Filed as Exhibit P(1) to Post-Effective Amendment No. 43 to the Registration Statement of Asset Management Fund, SEC File No. 002-78808, filed on February 27, 2004.)

15(h)

DePrince, Race & Zollo, Inc. Code of Ethics. (Incorporated herein by reference. Filed as Exhibit (p) 1.13 to Post-Effective Amendment No. 46 to the Registration Statement of Russell Investment Company, SEC File No. 2-71299, filed on December 16, 2002.)

15(i)

LSV Asset Management Code of Ethics. (Incorporated herein by reference. Filed as Exhibit (p)(vii) to Post-Effective Amendment No. 70 to the Registration Statement of MTB Group of Funds, SEC File No. 33-20673, filed on August 28, 2006.)

16(a)	(1)	Limited Powers of Attorney (Filed as Exhibit 16(a) to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A filed on December 3, 2004.)

	(2)	Limited Powers of Attorney (Filed as Exhibit 16(a)(2) to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A filed on February 1, 2005)

(3)	Limited Powers of Attorney. (Filed as Exhibit 16(a)(2) to Post-Effective Amendment No. 32 to the Registrant’s Registration on Form N-1A filed on December 3, 2007.)

4

ITEM 24.              Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 25.              Indemnification.

The Agreement and Declaration of Trust provides with regard to indemnification that:

(a)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Trustee, employee of the Trustees performing the duties of the Trustees, or officer of the Trust or is or was serving at the request of the Trustees as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the Trust, and, with respect to any criminal action or proceeding, and had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Trust, and, with respect to any criminal action or proceedings that he had reasonable cause to believe that his conduct was unlawful.

(b)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Trustee or officer of the Trust or is or was serving at the request of the Trustees as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Trust; except, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, unless and only to the extent that an appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c)           To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsection (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(d)           Except as provided in subsection (c), any indemnification under subsection (a) or (b) (unless ordered by a court) shall be made by the Trust only as permitted under any applicable provisions of Title I of ERISA, and as authorized in the specific case upon a determination that indemnification of a Trustee or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in subsection (a) or (b).  Such determination shall be made (1) by the Trustees by a majority vote of a quorum consisting of members who were not parties to such action, suit or proceeding, or (2) if such a

5

quorum is not obtainable, or, even if such a quorum is obtainable and such quorum so directs, by independent legal counsel in a written opinion, or (3) by the Trust Participants.

(e)           Expenses (including attorneys’ fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding as authorized by the Trustees upon receipt of an undertaking by or on behalf of the Trustees or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Trust as authorized in this Article; provided that such an undertaking must be secured by a surety bond or other suitable insurance.

(f)            The indemnification shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any rule, agreement, vote of Trust Participants or disinterested members of the Trustees or otherwise, both as to action in his official capacity and as to action in any capacity while holding such office, and shall continue as to a person who has ceased to be a Trustee, employee or the Trustee performing the duties of the Trustees, or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g)           The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee or officer of the Trust, or is or was serving at the request of the Trustees as a director or officer of another corporation, or as an official of a partnership, joint venture, Trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Trust would have the power to indemnify him against such liability; provided, however, that the Trust shall not purchase or maintain any such insurance in contravention of any applicable provision of Title I of ERISA.

(h)           Anything to the contrary in the foregoing subsections (a) through (g) notwithstanding, no Trustee or officer shall be indemnified against any liability to the Trust or its Participating Trusts to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and no Trustee, or officer shall be indemnified in any other case in which the Investment Company Act would restrict or prohibit such indemnification.

In addition, the Trust provides for indemnification of Participating Trusts and Trust Participants under the following conditions:

In case any Participating Trust or Trust Participant or former Participating Trust or Trust Participant shall be held to be personally liable solely by reason of his being or having been a Participating Trust or Trust Participant and not because of his acts or omissions or for some other reason, the Participating Trust or Trust Participant or former Participating Trust or Trust Participant (or its successor, in the case of the Participating Trust, or his heirs, executors, administrators or other legal representatives in the case of the Trust Participant) shall be entitled out of the Trust to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust shall, upon request by the Participating Trust or Trust Participant, assume the defense of any claim made against any Participating Trust or Trust Participant for any act or obligation of the Trust and satisfy any judgment thereon.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than

6

the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.              Business and Other Connections of Investment Adviser.

See, “Investment Managers” in the Prospectus and “Investment Managers” in the Statement of Additional Information for a description of the investment managers.

The following are, for each investment manager, the directors and officers who are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee and a description of such business, profession, vocation or employment of a substantial nature and, if engaged in the capacity of director, officer, employee, partner or trustee, the name and principal business address of the company with which the person specified is so connected and the nature of such connection:

RETIREMENT SYSTEM INVESTORS INC.:

Name	Positions with Manager	Other Business, Profession, Vocation, Employment

William Dannecker	Director and President	Chairman of the Board of Directors Retirement System Group Inc. 150 East 42nd Street New York, New York 10017

- Director and President Retirement System Consultants Inc. 150 East 42nd Street New York, New York 10017

- Director and Registered Principal Retirement System Distributors Inc. 150 East 42nd Street New York, New York 10017

-Chairman and Chief Executive Officer RSGroup Trust Company 211 Marginal Way, No. 266 Portland, Maine 04104

-Director RSG Insurance Agency Inc. 150 East 42nd Street New York, New York 10017

7

Stephen P. Pollak	Executive Vice President, Secretary and Director	-Executive Vice President, Counsel, Secretary and Director Retirement System Group Inc. 150 East 42nd Street New York, New York 10017

-President and Director RSG Insurance Agency Inc. 150 East 42nd Street New York, New York 10017

-Executive Vice President, Counsel, Secretary and Director Retirement System Consultants Inc. 150 East 42nd Street New York, New York 10017

-Executive Vice President, Counsel, Secretary and Director Retirement System Distributors Inc. 150 East 42nd Street New York, New York 10017

-Executive Vice President, Counsel, Secretary and Chief Compliance Officer RSI Retirement Trust 150 East 42nd Street New York, New York 10017

-Executive Vice President, Counsel, Secretary and Director RSGroup Trust Company 211 Marginal Way, No. 266 Portland, Maine 04104

Veronica A. Fisher	Treasurer	-Vice President and Treasurer Retirement System Group Inc. 150 East 42nd Street New York, New York 10017

-Treasurer Retirement System Consultants Inc. 150 East 42nd Street New York, New York 10017

-Treasurer Retirement System Distributors Inc. 150 East 42nd Street New York, New York 10017

8

-Treasurer RSG Insurance Agency Inc. 150 East 42nd Street New York, New York 10017

-Treasurer RSGroup Trust Company 211 Marginal Way, No. 266 Portland, Maine 04104

-Vice President and Assistant Treasurer RSI Retirement Trust 150 East 42nd Street New York, New York 10017

BATTERYMARCH FINANCIAL MANAGEMENT, INC.:

The address of William L. Elcock is John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116.  The address of Peter Bain and Mark Fetting is Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.

Name	Positions with Manager	Other Business, Profession, Vocation, Employment

William L. Elcock	Director, Chief Executive Officer and Senior Portfolio Manager	-Non-Employee Director Legg Mason Investments (Europe) Limited

Peter L. Bain	Non-Employee Director	-Senior Executive Vice President Legg Mason, Inc.

-Manager and Employee Legg Mason & Co., LLC

-Non-Employee Director Barrett Associates, Inc.

-Non-Employee Director Barlett & Co.

-Non-Employee Manager Brandywine Global Investment Management, LLC

9

-Non-Employee Director Brandywine Global Investment Management (Asia) Pte Ltd.

-Non-Employee Manager ClearBridge Advisors, LLC

-Non-Employee Director ClearBridge Asset Management, Inc.

-Non-Employee Director and President Fairfield Group, Inc.

-Non-Employee Manager and President Gray, Seifert & Company, LLC

Non-Employee Director Legg Mason & Co., LLC

-Non-Employee Director Legg Mason Canada Holdings, Ltd.

-Non-Employee Director Legg Mason Capital Management, Inc.

-Non-Employee Director and President Legg Mason Charitable Foundation, Inc.

-Non-Employee Director Legg Mason Fund Adviser, Inc.

-Non-Employee Director Legg Mason Funding Corp.

-Non-Employee Director Legg Mason Funds Management, Inc.

-Non-Employee Manager Legg Mason Global Asset Allocation, LLC

10

-Non-Employee President Legg Mason Global Equities, LLC.

-Non-Employee Permanent Member and Chairman Legg Mason, Inc. Political Action Committee

-Non-Employee Manager, Legg Mason Investment Counsel, LLC

-Non-Employee Manager and President Legg Mason Marketing Company, LLC

-Non-Employee Manager Legg Mason Partners Fund Advisor, LLC

-Non-Employee Manager Legg Mason Private Portfolio Group, LLC

-Non-Employee Director Legg Mason Real Estate Capital, Inc.

-Non-Employee Director Legg Mason Real Estate Capital II, Inc.

-Non-Employee Director Legg Mason Real Estate Investors, Inc.

-Non-Employee Director Legg Mason Real Estate Security Advisors, Inc.

-Non-Employee Director and President Legg Mason Realty Capital, Inc.

-Non-Employee Director and President Legg Mason Realty Group, Inc.

-Non-Employee Director and President Legg Mason Realty Partners, Inc.

11

-Non-Employee Director and President LM BAM, Inc.

-Non-Employee Director and President LMRC II, Inc.

-Non-Employee Director and President LMRC Properties, Inc.

-Non-Employee Director LM International Holdings (UK) Limited

-Non-Employee Director PCM Holdings I, Inc.

-Non-Employee Manager PCM Holdings II, LLC

-Non-Employee Director Permal Group Ltd.

-Non-Employee Manager Royce & Associates, LLC

-Non-Employee Manager Smith Barney Fund Management LLC

-Non-Employee Director Western Asset Management Company

-Non-Employee Director Western Asset Management Company Pte Ltd

-Non-Employee Director Western Asset Management Company Pty Ltd

-Non-Employee Director Western Asset Management Company Ltd

12

-Non-Employee Director Western Asset Management Company Limited

-Non-Employee Director Western Asset Management (UK) Holdings Ltd

Mark R. Fetting	Non-Employee Director	-Senior Executive Vice President Legg Mason, Inc.

-Manager and Employee Legg Mason & Co., LLC

-Non-Employee Manager Brandywine Global Investment Management, LLC

-Non-Employee Manager ClearBridge Advisors, LLC

-Non-Employee Director ClearBridge Asset Management, Inc.

-Non-Employee Director Legg Mason Canada Holdings Ltd.

-Non-Employee Director Legg Mason Capital Management, Inc.

-Non-Employee Director, Chairman, Chief Executive Officer and President Legg Mason Fund Adviser, Inc.

-Non-Employee Director Legg Mason Funds Management, Inc.

-Non-Employee Manager Legg Mason Global Asset Allocation, LLC

-Non-Employee Permanent Member and Chairman Legg Mason, Inc. Political Action Committee

13

-Non-Employee Manager Legg Mason Investor services, LLC

-Non-Employee Manager Legg Mason Partners Fund Advisor, LLC

-Non-Employee Manager Legg Mason Private Portfolio Group, LLC

-Non-Employee Director LM Fund Services, Inc.

-Non-Employee Manager PCM Holdings II, LLC

-Non-Employee Manager Royce & Associates, LLC

-Non-Employee Manager Smith Barney Fund Management, LLC

DEPRINCE, RACE AND ZOLLO, INC.:

No directors or officers are or have been engaged in any other business, profession, vocation, or employment during the past two years.

JULIUS BAER INVESTMENT MANAGEMENT LLC:

No directors or officers are or have been engaged in any other business, profession, vocation, or employment during the past two years.

LSV ASSET MANAGEMENT:

The address of each person listed below is 1 North Wacker Drive, Chicago, IL 60606.

Name	Positions with Manager	Other Business, Profession, Vocation Employment

Josef Lakonishok	Partner, Chief Executive Officer	-Professor of Finance, College of Commerce and Business University of Illinois

14

NEUBERGER BERMAN MANAGEMENT INC.:

No directors or officers are or have been engaged in any other business, profession, vocation, or employment during the past two years.

NORTHERN TRUST INVESTMENTS, N.A.:

The address of each person listed below is 50 South LaSalle Street, Chicago, IL  60603.

Name	Positions with Manager	Other Business, Profession, Vocation Employment

Carl P. Beckman	Senior Vice President & Treasurer	-Senior Vice President, The Northern Trust Company

Orie L Dudley, Jr.	Executive Vice President, Chief Investment Officer & Director	-Executive Vice President and Chief Investment Officer, Northern Trust Corporation -Executive Vice President and Chief Investment Officer, The Northern Trust Company

Mark C. Gosset	Senior Vice President, Chief Operating Officer & Director	-Senior Vice President The Northern Trust Company

Lyle Logan	Director	-Senior Vice President The Northern Trust Company

Susan J. Hill	Chief Compliance Officer	-Senior Vice President The Northern Trust Company

Alan W. Robinson	Director	-Senior Vice President The Northern Trust Company

Frederick H. Waddell	President, Chief Executive Officer & Director	-Executive Vice President, The Northern Trust Company

Joyce St. Clair	Director	-Executive Vice President The Northern Trust Company

Lloyd A. Wennlund	Executive Vice President & Director	-Executive Vice President, The Northern Trust Company

15

Michael A. Vardas	Director	-Senior Vice President, The Northern Trust Company

RCM CAPITAL MANAGEMENT LLC:

The address of each person listed below is Four Embarcadero Center, San Francisco, CA  94111.

Name	Positions with Manager	Other Business, Profession, Vocation Employment

Udo Frank	Chairman of the Board, Chief Executive Officer;	-Director, Allianz Global Investors Funds Management LLC Trustee, Allianz Funds

Robert J. Goldstein	Chief Operating Officer, General Counsel	-Director, Caywood-Scholl Capital Management LLC

SHAY ASSETS MANAGEMENT, INC.:

The address of each person listed below is 230 West Monroe Street, Suite 2810, Chicago, IL 60606

Name	Positions with Manager	Other Business, Profession, Vocation Employment

Rodger D. Shay, Sr.	Chairman	-Chairman and Director, Shay Investment Services, Inc. -Chairman and Director, Shay Financial Services, Inc. -Chairman and Trustee, Asset Management Fund

Rodger D. Shay, Jr.	President	-Director, Family Financial Holdings, LLC -Director NCB Holdings -Trustee and President Asset Management Fund

16

-Former Director, First Financial Bank and Trust -Former President and CEO Shay Financial Services, Inc.

ITEM 27.              Principal Underwriters.

(a)           Retirement System Distributors Inc. acts as a principal underwriter for RSI Retirement Trust.

(b)           The following information is furnished with respect to the officers and directors of Retirement System Distributors Inc., 150 East 42nd Street, New York, New York 10017, Registrant’s principal underwriter:

Name	Position and Offices with Principal Underwriter	Position and Offices with Registrant

William Dannecker	Director	President

Andrew J. Walker	President	None

Stephen P. Pollak	Executive Vice President, Counsel, Secretary and Director	Executive Vice President, Counsel, Secretary and Chief Compliance Officer

Veronica A. Fisher	Vice President and Treasurer	Vice President and Assistant Treasurer

(c)           None.

ITEM 28.              Location of Accounts and Records.

The physical possession of each account, book or other document of the Registrant, will be maintained by the Registrant, or Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540-6231.

ITEM 29.              Management Services.

Retirement System Consultants Inc.

150 East 42nd Street – 27th Floor

New York, New York  10017.

ITEM 30.              Undertakings.

Not applicable.

17

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment meets all the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and the State of New York, on the 30th day of January 2008.

RSI RETIREMENT TRUST

By: /s/ William Dannecker*
William Dannecker,
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons, in the capacities and on the dates indicated.

Signature	Title	Date
/s/ William Dannecker*	President	January 30, 2008
William Dannecker	(Principal Executive Officer)

/s/ William J. Pieper*	Senior Vice President and Treasurer	January 30, 2008
William J. Pieper	(Principal Financial and Accounting Officer)

/s/ Herbert G. Chorbajian*	Trustee	January 30, 2008
Herbert G. Chorbajian

/s/ Thomas F. Collins*	Trustee	January 30, 2008
Thomas F. Collins

/s/ Candace Cox*	Trustee	January 30, 2008
Candace Cox

/s/ James P. Cronin*	Trustee	January 30, 2008
James P. Cronin

/s/ Joseph R. Ficalora*	Trustee	January 30, 2008
Joseph R. Ficalora

/s/ Joseph L. Mancino*	Trustee	January 30, 2008
Joseph L. Mancino

/s/ Stephen P. Pollak	As attorney in fact	January 30, 2008
Stephen P. Pollak

* Signs this document pursuant to powers of attorney.

18

INDEX TO EXHIBITS

Exhibit 99.10e	Consent of Anchin, Block & Anchin LLP

19